--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
TOP   45,986,506.00  5.40670    24      1.00000             -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
  --    0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:10
================================================================================

=====================================================================================================
Price      CPR        CPR       CPR        CPR       CPR        CPR        CPR       CPR        CPR
           10:00      15.00     20.00      25.00     30.00      35.00      40.00     50.00      70.00
-----------------------------------------------------------------------------------------------------
101:26     4.954      4.848     4.731      4.603     4.463      4.312      4.147     3.773      2.738
101:27     4.946      4.839     4.720      4.590     4.449      4.295      4.129     3.749      2.699
101:28     4.939      4.830     4.710      4.578     4.435      4.279      4.110     3.725      2.661
101:29     4.932      4.822     4.700      4.566     4.421      4.263      4.092     3.701      2.623
101:30     4.925      4.813     4.689      4.554     4.407      4.247      4.073     3.678      2.585
101:31     4.917      4.804     4.679      4.542     4.393      4.231      4.055     3.654      2.547
102:00     4.910      4.795     4.668      4.530     4.378      4.214      4.036     3.630      2.509
102:01     4.903      4.787     4.658      4.517     4.364      4.198      4.018     3.607      2.471
102:02     4.896      4.778     4.648      4.505     4.350      4.182      3.999     3.583      2.433
102:03     4.889      4.769     4.637      4.493     4.336      4.166      3.981     3.559      2.395
102:04     4.881      4.761     4.627      4.481     4.322      4.150      3.962     3.536      2.357
102:05     4.874      4.752     4.617      4.469     4.308      4.134      3.944     3.512      2.319
102:06     4.867      4.743     4.606      4.457     4.294      4.117      3.926     3.488      2.281
102:07     4.860      4.734     4.596      4.445     4.280      4.101      3.907     3.465      2.244
102:08     4.852      4.726     4.586      4.433     4.266      4.085      3.889     3.441      2.206
102:09     4.845      4.717     4.576      4.421     4.252      4.069      3.871     3.418      2.168
102:10     4.838      4.708     4.565      4.409     4.238      4.053      3.852     3.394      2.130
102:11     4.831      4.700     4.555      4.397     4.224      4.037      4.834     3.371      2.092
102:12     4.824      4.691     4.545      4.385     4.210      4.021      3.816     3.347      2.055
102:13     4.816      4.682     4.534      4.372     4.196      4.005      3.797     3.324      2.017
-----------------------------------------------------------------------------------------------------
Avg Life   5.205      4.200     3.449      2.877     2.434      2.083      1.800     1.373      0.828
Duration   4.221      3.508     2.956      2.522     2.174      1.892      1.658     1.293      0.806
First Pay  11/03      11/03     11/03      11/03     11/03      11/03      11/03     11/03      11/03
Last Pay    8/18       8/18      8/18       8/18      8/18       8/18       8/18      8/18       5/17
=====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

=====================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------
TOP   45,986,506.00   5.40670   24    1.00000           -1.0000      --             --        --
=====================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
  --    0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:10
================================================================================

=====================================================================================================
Price      CPR        CPR       CPR        CPR       CPR        CPR        CPR       CPR        CPR
           10:00      15.00     20.00      25.00     30.00      35.00      40.00     50.00      70.00
-----------------------------------------------------------------------------------------------------
102:14     4.809      4.674     4.524      4.360     4.182      3.989      3.779     3.300      1.979
102:15     4.802      4.665     4.514      4.348     4.168      3.973      3.761     3.277      1.942
102:16     4.795      4.656     4.504      4.336     4.154      3.957      3.742     3.254      1.904
102:17     4.788      4.648     4.493      4.324     4.140      3.941      3.724     3.230      1.867
102:18     4.780      4.639     4.483      4.312     4.127      3.925      3.706     3.207      1.829
102:19     4.773      4.631     4.473      4.300     4.113      3.909      3.688     3.183      1.792
102:20     4.766      4.622     4.463      4.288     4.099      3.893      3.669     3.160      1.754
102:21     4.759      4.613     4.452      4.276     4.085      3.877      3.651     3.137      1.717
102:22     4.752      4.605     4.442      4.264     4.071      3.861      3.633     3.113      1.679
102:23     4.745      4.596     4.432      4.252     4.057      3.845      3.615     3.090      1.642
102:24     4.737      4.588     4.422      4.241     4.043      3.829      3.597     3.067      1.605
102:25     4.730      4.579     4.412      4.229     4.029      3.813      3.578     3.043      1.567
-----------------------------------------------------------------------------------------------------
Avg Life   5.205      4.200     3.449      2.877     2.434      2.083      1.800     1.373      0.828
Duration   4.221      3.508     2.956      2.522     2.174      1.892      1.658     1.293      0.806
First Pay  11/03      11/03     11/03      11/03     11/03      11/03      11/03     11/03      11/03
Last Pay    8/18      8/18       8/18       8/18      8/18       8/18       8/18      8/18       5/17
=====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1A1   44,276,000.00   5.00000    24    1.000000           -1.0000     -            -           -
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
-       5.0000   10/30/03  30 year  5.66   178.00    100.0PPC    102:05
================================================================================

Senior Bond, 96.28 percent of deal

=====================================================================================================
Price       CPR       CPR       CPR        CPR       CPR        CPR        CPR       CPR        CPR
            10:00     15.00     20.00      25.00     30.00      35.00      40.00     50.00      70.00
-----------------------------------------------------------------------------------------------------
101:21      4.581     4.478     4.363      4.234     4.091      3.932      3.756     3.363      2.299
101:22      4.574     4.469     4.352      4.221     4.076      3.915      3.736     3.337      2.257
101:23      4.566     4.461     4.342      4.209     4.061      3.898      3.716     3.311      2.214
101:24      4.559     4.452     4.331      4.196     4.047      3.881      3.696     3.286      2.172
101:25      4.552     4.443     4.320      4.184     4.032      3.863      3.676     3.260      2.130
101:26      4.545     4.434     4.310      4.171     4.017      3.846      3.656     3.234      2.088
101:27      4.537     4.425     4.299      4.159     4.002      3.829      3.637     3.208      2.046
101:28      4.530     4.416     4.289      4.146     3.988      3.812      3.617     3.182      2.004
101:29      4.523     4.408     4.278      4.133     3.973      3.795      3.597     3.156      1.962
101:30      4.516     4.399     4.267      4.121     3.958      3.778      3.577     3.130      1.920
101:31      4.508     4.390     4.257      4.108     3.943      3.760      3.557     3.105      1.878
102:00      4.501     4.381     4.246      4.096     3.929      3.743      3.537     3.079      1.836
102:01      4.494     4.372     4.236      4.083     3.914      3.726      3.518     3.053      1.794
102:02      4.487     4.364     4.225      4.071     3.899      3.709      3.498     3.027      1.752
102:03      4.479     4.355     4.215      4.058     3.885      3.692      3.478     3.002      1.711
102:04      4.472     4.346     4.204      4.046     3.870      3.675      3.458     2.976      1.669
102:05      4.465     4.337     4.194      4.033     3.855      3.658      3.439     2.950      1.627
-----------------------------------------------------------------------------------------------------
Avg Life    5.124     4.095     3.328      2.745     2.294      1.938      1.651     1.244      0.745
Duration    4.224     3.475     2.897      2.443     2.081      1.787      1.544     1.186      0.730
First Pay   11/03     11/03     11/03      11/03     11/03      11/03      11/03     11/03      11/03
Last Pay     8/18      8/18      8/18       8/18      8/18       8/18       3/12     11/08       9/06
=====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------


======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1A1   44,276,000.00   5.00000   24     1.000000          -1.0000      --         --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
-       5.0000   10/30/03  30 year   5.66  178.00    100.0PPC    102:05
================================================================================

Senior Bond, 96.28 percent of deal

=====================================================================================================
Price       CPR       CPR       CPR        CPR       CPR        CPR        CPR       CPR        CPR
            10:00     15.00     20.00      25.00     30.00      35.00      40.00     50.00      70.00
-----------------------------------------------------------------------------------------------------
102:06      4.458     4.329     4.183      4.021     3.841      3.641      3.419     2.924      1.585
102:07      4.451     4.320     4.173      4.009     3.826      3.624      3.399     2.899      1.544
102:08      4.443     4.311     4.162      3.996     3.812      3.607      3.379     2.873      1.502
102:09      4.436     4.302     4.152      3.984     3.797      3.590      3.360     2.847      1.460
102:10      4.429     4.294     4.141      3.971     3.782      3.573      3.340     2.822      1.419
102:11      4.422     4.285     4.131      3.959     3.768      3.556      3.320     2.796      1.377
102:12      4.415     4.276     4.120      3.946     3.753      3.539      3.301     2.771      1.336
102:13      4.407     4.267     4.110      3.934     3.739      3.522      3.281     2.745      1.294
102:14      4.400     4.259     4.099      3.922     3.724      3.505      3.261     2.720      1.253
102:15      4.393     4.250     4.089      3.909     3.710      3.488      3.242     2.694      1.211
102:16      4.386     4.241     4.078      3.897     3.695      3.471      3.222     2.669      1.170
102:17      4.379     4.232     4.068      3.884     3.680      3.454      3.203     2.643      1.128
102:18      4.372     4.224     4.058      3.872     3.666      3.437      3.183     2.618      1.087
102:19      4.364     4.215     4.047      3.860     3.651      3.420      3.163     2.592      1.046
102:20      4.357     4.206     4.037      3.847     3.637      3.403      3.144     2.567      1.004
-----------------------------------------------------------------------------------------------------
Avg Life    5.124     4.095     3.328      2.745     2.294      1.938      1.651     1.244      0.745
Duration    4.224     3.475     2.897      2.443     2.081      1.787      1.544     1.186      0.730
First Pay   11/03     11/03     11/03      11/03     11/03      11/03      11/03     11/03      11/03
Last Pay    8/18       8/18      8/18       8/18      8/18       8/18       3/12     11/08       9/06
=====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1AX   4,024,604.45    5.00000   24     1.000000           -1.0000     --            --           --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
 -      5.0000   10/30/03  30 year  5.66   178.00    100.0PPC    8:27
================================================================================

--------------------------------------------------------------------------------------------------------
Price       CPR       CPR       CPR        CPR       CPR        CPR        CPR       CPR        CPR
            10:00     15.00     20.00      25.00     30.00      35.00      40.00     50.00      70.00
--------------------------------------------------------------------------------------------------------
8:11        45.586    38.939    32.086     25.008    17.681     10.078     2.165     -14.757    -54.977
8:12        45.336    38.694    31.848     24.776    17.455      9.859     1.954     -14.953    -55.136
8:13        45.087    38.452    31.611     24.545    17.232      9.642     1.744     -15.148    -55.293
8:14        44.841    38.211    31.376     24.317    17.010      9.427     1.536     -15.341    -55.450
8:15        44.596    37.972    31.143     24.090    16.789      9.213     1.329     -15.532    -55.605
8:16        44.353    37.735    30.912     23.865    16.571      9.001     1.124     -15.722    -55.759
8:17        44.112    37.500    30.683     23.642    16.354      8.791     0.921     -15.911    -55.911
8:18        43.873    37.266    30.455     23.420    16.139      8.582     0.719     -16.098    -56.063
8:19        43.636    37.035    30.230     23.201    15.925      8.375     0.519     -16.283    -56.213
8:20        43.401    36.805    30.005     22.982    15.713      8.170     0.320     -16.468    -56.362
8:21        43.167    36.577    29.783     22.766    15.503      7.966     0.123     -16.650    -56.510
8:22        42.935    36.350    29.562     22.551    15.294      7.763    -0.073     -16.832    -56.657
8:23        42.705    36.126    29.343     22.338    15.087      7.562    -0.267     -17.012    -56.803
8:24        42.476    35.902    29.126     22.126    14.881      7.363    -0.460     -17.191    -56.803
8:25        42.250    35.681    28.910     21.916    14.677      7.165    -0.652     -17.368    -57.092
8:26        42.025    35.461    28.695     21.707    14.474      6.969    -0.842     -17.544    -57.234
8:27        41.801    35.243    28.483     21.500    14.273      6.773    -1.030     -17.719    -57.376
8:28        41.579    35.027    28.272     21.295    14.073      6.580    -1.218     -17.892    -57.516
8:29        41.359    34.812    28.062     21.091    13.875      6.388    -1.403     -18.065    -57.656
8:30        41.140    34.598    27.854     20.888    13.678      6.197    -1.588     -18.236    -57.794
--------------------------------------------------------------------------------------------------------
Avg Life     5.216     4.207     3.454      2.881     2.437     2.085      1.802       1.374      0.828
Duration     1.518     1.555     1.595      1.638     1.686     1.739      1.798       1.941      2.397
First Pay    11/03     11/03     11/03      11/03     11/03     11/03      11/03       11/03      11/03
Last Pay      8/18      8/18      8/18       8/18      8/18      8/18       8/18        8/18       5/15
--------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1AX   4,024,604.45    5.00000   24     1.000000           1.00000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
  -     5.0000   10/30/03  30 year   5.66   178.00   100.0PPC     8:27
================================================================================

--------------------------------------------------------------------------------------------------------
Price       CPR      CPR       CPR         CPR       CPR       CPR        CPR       CPR         CPR
            10:00    15.00     20.00       25.00     30.00     35.00      40.00     50.00       70.00
--------------------------------------------------------------------------------------------------------
8:31        40.923   34.386    27.647      20.687    13.483    6.008      -1.771    -18.405     -57.932
9:00        40.708   34.176    27.442      20.487    13.289    5.820      -1.953    -18.574     -58.068
9:01        40.494   33.967    27.239      20.289    13.096    5.633      -2.133    -18.741     -58.204
9:02        40.282   33.760    27.036      20.092    12.905    5.448      -2.313    -18.907     -58.338
9:03        40.071   33.554    26.836      19.897    12.715    5.264      -2.491    -19.072     -58.472
9:04        39.861   33.349    26.636      19.703    12.527    5.081      -2.667    -19.236     -58.604
9:05        39.654   33.146    26.439      19.511    12.340    4.899      -2.843    -19.398     -58.736
9:06        39.447   32.945    26.242      19.319    12.154    4.719      -3.017    -19.560     -58.866
9:07        39.242   32.745    26.047      19.129    11.970    4.541      -3.190    -19.720     -58.996
9:08        39.039   32.546    25.853      18.941    11.786    4.363      -3.362    -19.879     -59.125
9:09        38.836   32.349    25.661      18.754    11.604    4.187      -3.532    -20.037     -59.253
9:10        38.636   32.153    25.470      18.568    11.424    4.011      -3.701    -20.194     -59.380
--------------------------------------------------------------------------------------------------------
Avg Life    5.216     4.207     3.454       2.881     2.437    2.085       1.802      1.374       0.828
Duration    1.518     1.555     1.595       1.638     1.686    1.739       1.798      1.941       2.397
First Pay   11/03     11/03     11/03       11/03     11/03    11/03       11/03      11/03       11/03
Last Pay     8/18      8/18      8/18        8/18      8/18     8/18        8/18       8/18        5/15
--------------------------------------------------------------------------------------------------------

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1PO   284,325.79        0.00000    24    1.000000          -1.0000    --            --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
 -      0.0000   10/30/03   30 year  5.66  178.00    100.0PPC    77:20
================================================================================

========================================================================================================
Price      CPR       CPR        CPR        CPR       CPR       CPR        CPR       CPR         CPR
           10:00     15.00      20.00      25.00     30.00     35.00      40.00     50.00       70.00
--------------------------------------------------------------------------------------------------------
77:04      5.521     6.967      8.607      10.433    12.444    14.649     17.067    22.669      38.843
77:05      5.512     6.955      8.592      10.414    12.421    14.622     17.035    22.627      38.768
77:06      5.502     6.943      8.577      10.395    12.399    14.596     17.004    22.585      38.694
77:07      5.493     6.931      8.561      10.377    12.376    14.569     16.973    22.543      38.620
77:08      5.483     6.919      8.546      10.358    12.354    14.543     16.942    22.501      38.546
77:09      5.474     6.907      8.531      10.340    12.332    14.516     16.911    22.459      38.472
77:10      5.465     6.895      8.516      10.321    12.309    14.490     16.880    22.418      38.398
77:11      5.455     6.883      8.501      10.302    12.287    14.463     16.849    22.376      38.325
77:12      5.446     6.870      8.486      10.284    12.265    14.437     16.818    22.334      38.251
77:13      5.436     6.858      8.470      10.265    12.242    14.410     16.787    22.292      38.177
77:14      5.427     6.846      8.455      10.247    12.220    14.384     16.756    22.251      38.104
77:15      5.418     6.834      8.440      10.228    12.198    14.357     16.725    22.209      38.030
77:16      5.408     6.822      8.425      10.210    12.176    14.331     16.694    22.168      37.957
77:17      5.399     6.810      8.410      10.191    12.153    14.305     16.663    22.126      37.884
77:18      5.389     6.798      8.395      10.173    12.131    14.278     16.632    22.085      37.810
77:19      5.380     6.786      8.380      10.154    12.109    14.252     16.601    22.043      37.737
77:20      5.371     6.774      8.365      10.136    12.087    14.226     16.571    22.002      37.664
77:21      5.361     6.762      8.350      10.118    12.065    14.200     16.540    21.960      37.591
77:22      5.352     6.750      8.335      10.099    12.043    14.173     16.509    21.919      37.518
77:23      5.343     6.738      8.320      10.081    12.021    14.147     16.478    21.878      37.446
--------------------------------------------------------------------------------------------------------
Avg Life   5.158     4.167      3.426       2.861     2.422     2.074      1.794     1.369       0.827
Duration   4.303     3.351      2.677       2.186     1.818     1.534      1.308     0.973       0.551
First Pay  11/03     11/03      11/03       11/03     11/03     11/03      11/03     11/03       11/03
Last Pay    8/18      8/18       8/18        8/18      8/18      8/18       8/18      4/18        1/14
========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:34 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1PO  284,325.79       0.00000    24    1.000000           -1.00000    --            --           --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                               Speed       @ Px
--------------------------------------------------------------------------------
 --     0.0000   10/30/03  30 year   5.66   178.00   100.0PPC    77:20
================================================================================

========================================================================================================
Price       CPR       CPR       CPR       CPR        CPR       CPR         CPR       CPR       CPR
            10:00     15.00     20.00     25.00      30.00     35.00       40.00     50.00     70.00
--------------------------------------------------------------------------------------------------------
77:24       5.333     6.726     8.305     10.062     11.999    14.121      16.448    21.837    37.373
77:25       5.324     6.714     8.290     10.044     11.976    14.095      16.417    21.796    37.300
77:26       5.315     6.702     8.275     10.026     11.954    14.069      16.387    21.754    37.228
77:27       5.305     6.690     8.260     10.008     11.932    14.043      16.356    21.713    37.155
77:28       5.296     6.678     8.245      9.989     11.910    14.017      16.325    21.672    37.083
77:29       5.287     6.666     8.230      9.971     11.888    13.991      16.295    21.631    37.010
77:30       5.277     6.654     8.215      9.953     11.867    13.965      16.264    21.590    36.938
77:31       5.268     6.642     8.200      9.934     11.845    13.939      16.234    21.549    36.866
78:00       5.259     6.631     8.185      9.916     11.823    13.913      16.203    21.508    36.794
78:01       5.250     6.619     8.170      9.898     11.801    13.887      16.173    21.467    36.722
78:02       5.240     6.607     8.156      9.880     11.779    13.861      16.143    21.427    36.650
78:03       5.231     6.595     8.141      9.862     11.757    13.835      16.112    21.386    36.578
--------------------------------------------------------------------------------------------------------
Avg Life    5.158     4.167     3.426      2.861      2.422     2.074       1.794     1.369     0.827
Duration    4.303     3.351     2.677      2.186      1.818     1.534       1.308     0.973     0.551
First Pay   11/03     11/03     11/03      11/03      11/03     11/03       11/03     11/03     11/03
Last Pay    8/18      8/18      8/18       8/18       8/18       8/18        8/18      4/18      1/14
========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
TOP   45,986,506.00   5.40670   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 --    0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:10
================================================================================

===========================================================================================
Price        PPC       PPC      PPC        PPC       PPC        PPC        PPC       PPC
             10:00     20.00    50.00      100.00    150.00     200.00     250.00    300.00
-------------------------------------------------------------------------------------------
101:26       5.107     5.083    5.002      4.852     4.683      4.499      4.301     4.090
101:27       5.102     5.077    4.996      4.843     4.672      4.485      4.285     4.071
101:28       5.097     5.072    4.989      4.834     4.661      4.472      4.269     4.052
101:29       5.092     5.066    4.983      4.826     4.650      4.458      4.252     4.032
101:30       5.087     5.061    4.976      4.817     4.639      4.445      4.236     4.013
101:31       5.082     5.055    4.970      4.808     4.628      4.431      4.219     3.994
102:00       5.077     5.050    4.963      4.800     4.617      4.417      4.203     3.974
102:01       5.072     5.044    4.956      4.791     4.606      4.404      4.187     3.955
102:02       5.067     5.039    4.950      4.782     4.595      4.390      4.170     3.936
102:03       5.062     5.034    4.943      4.774     4.584      4.377      4.154     3.916
102:04       5.056     5.028    4.937      4.765     4.573      4.363      4.138     3.897
102:05       5.051     5.023    4.930      4.756     4.562      4.349      4.121     3.878
102:06       5.046     5.017    4.924      4.748     4.551      4.336      4.105     3.859
102:07       5.041     5.012    4.917      4.739     4.540      4.322      4.089     3.839
102:08       5.036     5.006    4.911      4.731     4.529      4.309      4.073     3.820
102:09       5.031     5.001    4.904      4.722     4.518      4.295      4.056     3.801
102:10       5.026     4.996    4.897      4.713     4.507      4.282      4.040     3.782
102:11       5.021     4.990    4.891      4.705     4.496      4.268      4.024     3.762
102:12       5.016     4.985    4.884      4.696     4.485      4.255      4.007     3.743
102:13       5.011     4.979    4.878      4.687     4.474      4.241      3.991     3.724
-------------------------------------------------------------------------------------------
Avg Life     7.824     7.244    5.821      4.212     3.192      2.516      2.047     1.705
Duration     5.988     5.607    4.655      3.528     2.775      2.250      1.870     1.584
First Pay    11/03     11/03    11/03      11/03     11/03      11/03      11/03     11/03
Last Pay      8/18      8/18     8/18       8/18      8/18       8/18       8/18      8/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
TOP   45,986,506.00  5.40670     24    1.000000           -1.00000   --           --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 --    0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:10
================================================================================

===========================================================================================
Price        PPC       PPC      PPC        PPC       PPC        PPC        PPC       PPC
             10.00     20.00    50.00      100.00    150.00     200.00     250.00    300.00
-------------------------------------------------------------------------------------------
102:14       5.006     4.974    4.871      4.679     4.463      4.228      3.975     3.705
102:15       5.001     4.968    4.865      4.670     4.452      4.214      3.959     3.686
102:16       4.995     4.963    4.858      4.662     4.441      4.201      3.943     3.667
102:17       4.990     4.958    4.852      4.653     4.430      4.187      3.926     3.648
102:18       4.985     4.952    4.845      4.645     4.419      4.174      3.910     3.628
102:19       4.980     4.947    4.839      4.636     4.409      4.160      3.894     3.609
102:20       4.975     4.941    4.832      4.627     4.398      4.147      3.878     3.590
102:21       4.970     4.936    4.826      4.619     4.387      4.134      3.862     3.571
102:22       4.965     4.931    4.819      4.610     4.376      4.120      3.845     3.552
102:23       4.960     4.925    4.813      4.602     4.365      4.107      3.829     3.533
102:24       4.955     4.920    4.806      4.593     4.354      4.093      3.813     3.514
102:25       4.950     4.914    4.800      4.585     4.343      4.080      3.797     3.495
-------------------------------------------------------------------------------------------
Avg Life     7.824     7.244    5.821      4.212     3.192      2.516      2.047     1.705
Duration     5.988     5.607    4.655      3.528     2.775      2.250      1.870     1.584
First Pay    11/03     11/03    11/03      11/03     11/03      11/03      11/03     11/03
Last Pay      8/18      8/18     8/18       8/18      8/18       8/18       8/18      8/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1A1   44,276,000.00   5.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
  --   5.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:05
================================================================================

Senior Bond, 96.28 percent of deal

===========================================================================================
Price       PPC       PPC       PPC       PPC       PPC       PPC         PPC       PPC
            10.00     20.00     50.00     100.00    150.00    200.00      250.00    300.00
-------------------------------------------------------------------------------------------
101:21      4.727     4.703     4.627     4.482     4.315     4.129       3.923     3.705
101:22      4.722     4.698     4.621     4.473     4.304     4.115       3.905     3.684
101:23      4.716     4.692     4.614     4.465     4.293     4.100       3.888     3.664
101:24      4.711     4.687     4.608     4.456     4.281     4.086       3.870     3.643
101:25      4.706     4.682     4.601     4.447     4.270     4.072       3.853     3.622
101:26      4.701     4.676     4.595     4.438     4.259     4.058       3.836     3.602
101:27      4.696     4.671     4.588     4.430     4.247     4.044       3.818     3.581
101:28      4.691     4.666     4.582     4.421     4.236     4.029       3.801     3.560
101:29      4.686     4.660     4.575     4.412     4.225     4.015       3.784     3.539
101:30      4.681     4.655     4.569     4.403     4.214     4.001       3.766     3.519
101:31      4.676     4.649     4.562     4.395     4.202     3.987       3.749     3.498
102:00      4.671     4.644     4.555     4.386     4.191     3.973       3.732     3.478
102:01      4.666     4.639     4.549     4.377     4.180     3.959       3.714     3.457
102:02      4.661     4.633     4.542     4.368     4.168     3.944       3.697     3.436
102:03      4.656     4.628     4.536     4.360     4.157     3.930       3.680     3.416
102:04      4.651     4.623     4.529     4.351     4.146     3.916       3.663     3.395
102:05      4.646     4.617     4.523     4.342     4.135     3.902       3.645     3.375
-------------------------------------------------------------------------------------------
Avg Life    7.808     7.213     5.755     4.109     3.069     2.381       1.905     1.574
Duration    6.090     5.687     4.681     3.497     2.708     2.161       1.766     1.481
First Pay   11/03     11/03     11/03     11/03     11/03     11/03       11/03     11/03
Last Pay     8/18      8/18      8/18      8/18      8/18      8/18        8/18      9/09
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1A1   44,276,000.00   5.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 --    5.0000   10/30/03  30 year   5.66   178.00  100.0PPC   102:05
================================================================================


Senior Bond, 96.28 percent of deal

===========================================================================================
Price        PPC       PPC      PPC        PPC       PPC        PPC        PPC       PPC
             10.00     20.00    50.00      100.00    150.00     200.00     250.00    300.00
-------------------------------------------------------------------------------------------
102:06       4.641     4.612    4.516      4.334     4.123      3.888      3.628     3.354
102:07       4.636     4.607    4.510      4.325     4.112      3.874      3.611     3.333
102:08       4.631     4.601    4.503      4.316     4.101      3.860      3.594     3.313
102:09       4.626     4.596    4.497      4.307     4.090      3.846      3.576     3.292
102:10       4.621     4.590    4.490      4.299     4.078      3.832      3.559     3.272
102:11       4.616     4.585    4.484      4.290     4.067      3.818      3.542     3.251
102:12       4.611     4.580    4.477      4.281     4.056      3.804      3.525     3.231
102:13       4.606     4.574    4.471      4.273     4.045      3.790      3.508     3.210
102:14       4.601     4.569    4.464      4.264     4.034      3.776      3.491     3.190
102:15       4.596     4.564    4.458      4.255     4.022      3.762      3.473     3.169
102:16       4.591     4.558    4.451      4.247     4.011      3.748      3.456     3.149
102:17       4.586     4.553    4.445      4.238     4.000      3.734      3.439     3.128
102:18       4.581     4.548    4.439      4.229     3.989      3.720      3.422     3.108
102:19       4.576     4.542    4.432      4.221     3.978      3.706      3.405     3.088
102:20       4.571     4.537    4.426      4.212     3.967      3.692      3.388     3.067
-------------------------------------------------------------------------------------------
Avg Life     7.808     7.213    5.755      4.109     3.069      2.381      1.905     1.574
Duration     6.090     5.687    4.681      3.497     2.708      2.161      1.766     1.481
First Pay    11/03     11/03    11/03      11/03     11/03      11/03      11/03     11/03
Last Pay      8/18      8/18     8/18       8/18      8/18       8/18       8/18      9/09
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1AX   4,024,604.45    5.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 --    5.0000   10/30/03  30 year   5.66   178.00  100.0PPC   8:27
================================================================================


===========================================================================================
Price     PPC        PPC        PPC        PPC       PPC        PPC        PPC      PPC
          10.00      20.00      50.00      100.00    150.00     200.00     250.00   300.00
-------------------------------------------------------------------------------------------
8:11      56.593     54.843     49.512     40.336    30.755     20.708     10.119   -1.113
8:12      56.332     54.583     49.254     40.083    30.505     20.463      9.878   -1.350
8:13      56.073     54.325     48.999     39.831    30.258     20.220      9.639   -1.585
8:14      55.817     54.069     48.745     39.582    30.013     19.978      9.402   -1.818
8:15      55.562     53.815     48.494     39.334    29.769     19.739      9.167   -2.049
8:16      55.309     53.563     48.244     39.089    29.528     19.501      8.933   -2.278
8:17      55.058     53.313     47.996     38.845    29.288     19.266      8.701   -2.506
8:18      54.809     53.065     47.750     38.603    29.050     19.032      8.472   -2.732
8:19      54.562     52.818     47.506     38.363    28.814     18.800      8.243   -2.956
8:20      54.317     52.574     47.264     38.124    28.580     18.569      8.017   -3.178
8:21      54.073     52.331     47.024     37.888    28.347     18.341      7.792   -3.399
8:22      53.832     52.090     46.785     37.653    28.116     18.114      7.570   -3.618
8:23      53.592     51.851     46.548     37.420    27.887     17.889      7.348   -3.836
8:24      53.354     51.614     46.313     37.189    27.660     17.665      7.129   -4.051
8:25      53.117     51.378     46.080     36.960    27.434     17.443      6.911   -4.266
8:26      52.883     51.145     45.849     36.732    27.210     17.223      6.694   -4.478
8:27      52.650     50.913     45.619     36.506    26.988     17.005      6.480   -4.689
8:28      52.419     50.682     45.391     36.281    26.767     16.788      6.266   -4.899
8:29      52.190     50.454     45.164     36.059    26.548     16.572      6.055   -5.106
8:30      51.962     50.226     44.939     35.837    26.331     16.359      5.845   -5.313
-------------------------------------------------------------------------------------------
Avg Life   7.844      7.262      5.835      4.219     3.196      2.519      2.049    1.707
Duration   1.457      1.462      1.476      1.500     1.526      1.552      1.580    1.608
First Pay  11/03      11/03      11/03      11/03     11/03      11/03      11/03    11/03
Last Pay    8/18       8/18       8/18       8/18      8/18       8/18       8/18     8/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1AX   4,024,604.45    5.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 --    5.0000   10/30/03  30 year   5.66   178.00  100.0PPC   8:27
================================================================================


===========================================================================================
Price     PPC        PPC        PPC        PPC       PPC        PPC        PPC      PPC
          10.00      20.00      50.00      100.00    150.00     200.00     250.00   300.00
-------------------------------------------------------------------------------------------
8:31      51.736     50.001     44.716     35.618    26.115     16.146     5.636    -5.518
9:00      51.511     49.777     44.494     35.400    25.900     15.936     5.429    -5.721
9:01      51.288     49.555     44.274     35.183    25.687     15.727     5.224    -5.923
9:02      51.067     49.335     44.056     34.968    25.476     15.519     5.020    -6.123
9:03      50.848     49.116     43.839     34.755    25.266     15.313     4.817    -6.322
9:04      50.629     48.898     43.624     34.543    25.058     15.108     4.616    -6.520
9:05      50.413     48.682     43.410     34.333    24.851     14.905     4.416    -6.716
9:06      50.198     48.468     43.198     34.124    24.646     14.703     4.218    -6.911
9:07      49.984     48.255     42.987     33.917    24.442     14.503     4.021    -7.104
9:08      49.772     48.044     42.777     33.711    24.240     14.304     3.826    -7.296
9:09      49.561     47.834     42.570     33.506    24.039     14.106     3.631    -7.487
9:10      49.352     47.625     42.363     33.303    23.839     13.910     3.439    -7.676
-------------------------------------------------------------------------------------------
Avg Life   7.844     7.262       5.835     4.219      3.196      2.519     2.049     1.707
Duration   1.457     1.462       1.476     1.500      1.526      1.552     1.580     1.608
First Pay  11/03     11/03       11/03     11/03      11/03      11/03     11/03     11/03
Last Pay    8/18      8/18        8/18      8/18       8/18       8/18      8/18      8/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1PO   284,325.79      0.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--     0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   77:20
================================================================================

===========================================================================================
Price      PPC       PPC       PPC       PPC       PPC       PPC        PPC        PPC
           10.00     20.00     50.00     100.00    150.00    200.00     250.00     300.00
-------------------------------------------------------------------------------------------
77:04      3.534     3.843     4.873     6.894     9.216     11.768     14.510     17.439
77:05      3.528     3.837     4.865     6.882     9.200     11.747     14.485     17.408
77:06      3.522     3.831     4.857     6.870     9.184     11.726     14.459     17.377
77:07      3.517     3.824     4.849     6.858     9.168     11.705     14.433     17.346
77:08      3.511     3.818     4.841     6.846     9.152     11.685     14.408     17.315
77:09      3.505     3.812     4.832     6.834     9.136     11.664     14.382     17.284
77:10      3.499     3.805     4.824     6.822     9.120     11.643     14.357     17.254
77:11      3.493     3.799     4.816     6.810     9.103     11.623     14.331     17.223
77:12      3.488     3.793     4.808     6.799     9.087     11.602     14.306     17.192
77:13      3.482     3.786     4.800     6.787     9.071     11.581     14.280     17.161
77:14      3.476     3.780     4.791     6.775     9.055     11.561     14.255     17.131
77:15      3.470     3.774     4.783     6.763     9.039     11.540     14.229     17.100
77:16      3.464     3.767     4.775     6.751     9.023     11.520     14.204     17.069
77:17      3.459     3.761     4.767     6.739     9.007     11.499     14.178     17.039
77:18      3.453     3.755     4.759     6.727     8.991     11.478     14.153     17.008
77:19      3.447     3.748     4.750     6.716     8.975     11.458     14.127     16.978
77:20      3.441     3.742     4.742     6.704     8.959     11.437     14.102     16.947
77:21      3.436     3.736     4.734     6.692     8.943     11.417     14.077     16.917
77:22      3.430     3.729     4.726     6.680     8.927     11.396     14.051     16.886
77:23      3.424     3.723     4.718     6.669     8.911     11.376     14.026     16.856
-------------------------------------------------------------------------------------------
Avg Life   7.734     7.165     5.766     4.180     3.173      2.504      2.039      1.700
Duration   6.991     6.382     4.938     3.414     2.522      1.964      1.588      1.319
First Pay  11/03     11/03     11/03     11/03     11/03      11/03      11/03      11/03
Last Pay    8/18      8/18      8/18      8/18      8/18       8/18       8/18       6/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307A 30 year 5.5       4:32:54 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
1PO   284,325.79      0.00000   24     1.000000           -1.0000   --          --            --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--     0.0000   10/30/03  30 year   5.66   178.00  100.0PPC   77:20
================================================================================

===========================================================================================
Price       PPC       PPC       PPC         PPC       PPC        PPC       PPC      PPC
            10.00     20.00     50.00       100.00    150.00     200.00    250.00   300.00
-------------------------------------------------------------------------------------------
77:24       3.418     3.717     4.710       6.657     8.896      11.356    14.001   16.825
77:25       3.413     3.711     4.702       6.645     8.880      11.335    13.976   16.795
77:26       3.407     3.704     4.694       6.633     8.864      11.315    13.950   16.765
77:27       3.401     3.698     4.685       6.622     8.848      11.294    13.925   16.734
77:28       3.395     3.692     4.677       6.610     8.832      11.274    13.900   16.704
77:29       3.390     3.685     4.669       6.598     8.816      11.254    13.875   16.673
77:30       3.384     3.679     4.661       6.586     8.800      11.233    13.850   16.643
77:31       3.378     3.673     4.653       6.575     8.785      11.213    13.824   16.613
78:00       3.373     3.667     4.645       6.563     8.769      11.193    13.799   16.583
78:01       3.367     3.660     4.637       6.551     8.753      11.172    13.774   16.552
78:02       3.361     3.654     4.629       6.540     8.737      11.152    13.749   16.522
78:03       3.355     3.648     4.621       6.528     8.721      11.132    13.724   16.492
-------------------------------------------------------------------------------------------
Avg Life    7.734     7.165     5.766       4.180     3.173       2.504     2.039    1.700
Duration    6.991     6.382     4.938       3.414     2.522       1.964     1.588    1.319
First Pay   11/03     11/03     11/03       11/03     11/03       11/03     11/03    11/03
Last Pay     8/18      8/18      8/18        8/18      8/18        8/18      8/18     6/18
===========================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd (C) 2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2A1   23,006,959.46  5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   100:00
================================================================================

Senior Bond, 96.19 percent of deal

=====================================================================================================================
PRICE        PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
             10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
99:16        5.577         5.579         5.585         5.596         5.607         5.620         5.633         5.646
99:17        5.574         5.575         5.580         5.588         5.597         5.606         5.616         5.627
99:18        5.571         5.572         5.575         5.581         5.587         5.593         5.600         5.607
99:19        5.568         5.568         5.570         5.573         5.576         5.580         5.584         5.588
99:20        5.564         5.564         5.565         5.565         5.566         5.567         5.568         5.568
99:21        5.561         5.561         5.560         5.558         5.556         5.554         5.551         5.549
99:22        5.558         5.557         5.555         5.550         5.546         5.540         5.535         5.530
99:23        5.554         5.553         5.550         5.543         5.535         5.527         5.519         5.510

99:24        5.551         5.550         5.545         5.535         5.525         5.514         5.503         5.491
99:25        5.548         5.546         5.540         5.528         5.515         5.501         5.486         5.472
99:26        5.545         5.542         5.535         5.520         5.504         5.488         5.470         5.452
99:27        5.541         5.539         5.530         5.513         5.494         5.475         5.454         5.433
99:28        5.538         5.535         5.524         5.505         5.484         5.462         5.438         5.414
99:29        5.535         5.531         5.519         5.497         5.474         5.448         5.422         5.394
99:30        5.532         5.528         5.514         5.490         5.463         5.435         5.406         5.375
99:31        5.528         5.524         5.509         5.482         5.453         5.422         5.389         5.356

100:00       5.525         5.520         5.504         5.475         5.443         5.409         5.373         5.337
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.143        13.760         9.066         5.364         3.669         2.738         2.156         1.774
DURATION     9.582         8.503         6.215         4.143         3.043         2.374         1.927         1.616
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
LAST PAY      9/33          9/33          9/33          9/33          9/33          9/33         11/31          2/10
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2A1   23,006,959.46  5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   100:00
================================================================================


Senior Bond, 96.19 percent of deal

=====================================================================================================================
PRICE        PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
             10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
100:01       5.522         5.517         5.499         5.467         5.433         5.396         5.357        5.317
100:02       5.519         5.513         5.494         5.460         5.423         5.383         5.341        5.298
100:03       5.515         5.509         5.489         5.452         5.412         5.370         5.325        5.279
100:04       5.512         5.506         5.484         5.445         5.402         5.357         5.309        5.260
100:05       5.509         5.502         5.479         5.437         5.392         5.344         5.293        5.240
100:06       5.506         5.498         5.474         5.430         5.382         5.331         5.277        5.221
100:07       5.502         5.495         5.469         5.422         5.372         5.317         5.260        5.202

100:08       5.499         5.491         5.464         5.415         5.361         5.304         5.244        5.183
100:09       5.496         5.487         5.460         5.408         5.351         5.291         5.228        5.164
100:10       5.493         5.484         5.455         5.400         5.341         5.278         5.212        5.145
100:11       5.490         5.480         5.450         5.393         5.331         5.265         5.196        5.125
100:12       5.486         5.477         5.445         5.385         5.321         5.252         5.180        5.106
100:13       5.483         5.473         5.440         5.378         5.311         5.239         5.164        5.087
100:14       5.480         5.469         5.435         5.370         5.300         5.226         5.148        5.068
100:15       5.477         5.466         5.430         5.363         5.290         5.213         5.132        5.049
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.143        13.760         9.066         5.364         3.669         2.738         2.156        1.774
DURATION     9.582         8.503         6.215         4.143         3.043         2.374         1.927        1.616
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03        11/03
LAST PAY      9/33          9/33          9/33          9/33          9/33          9/33         11/31         2/10
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2AX   768,072.12     5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   18:20
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
18:04       28.214        26.580        21.602        13.031         4.080        -5.307       -15.204       -25.706
18:05       28.157        26.523        21.545        12.975         4.024        -5.363       -15.259       -25.762
18:06       28.100        26.466        21.488        12.918         3.968        -5.419       -15.315       -25.817
18:07       28.043        26.409        21.431        12.862         3.912        -5.475       -15.370       -25.873
18:08       27.986        26.352        21.375        12.806         3.856        -5.530       -15.426       -25.928
18:09       27.930        26.296        21.319        12.750         3.801        -5.585       -15.481       -25.983
18:10       27.873        26.240        21.263        12.694         3.745        -5.640       -15.536       -26.038
18:11       27.817        26.184        21.207        12.639         3.690        -5.695       -15.590       -26.092

18:12       27.761        26.128        21.151        12.584         3.635        -5.750       -15.645       -26.147
18:13       27.706        26.072        21.096        12.529         3.581        -5.804       -15.699       -26.201
18:14       27.650        26.017        21.040        12.474         3.526        -5.859       -15.753       -26.255
18:15       27.595        25.961        20.985        12.419         3.472        -5.913       -15.807       -26.309
18:16       27.539        25.906        20.931        12.365         3.418        -5.967       -15.861       -26.363
18:17       27.484        25.851        20.876        12.310         3.364        -6.020       -15.914       -26.416
18:18       27.430        25.797        20.821        12.256         3.310        -6.074       -15.968       -26.470
18:19       27.375        25.742        20.767        12.202         3.256        -6.127       -16.021       -26.523

18:20       27.321        25.688        20.713        12.148         3.203        -6.180       -16.074       -26.576
18:21       27.266        25.634        20.659        12.095         3.150        -6.233       -16.127       -26.629
18:22       27.212        25.580        20.605        12.042         3.096        -6.286       -16.179       -26.681
18:23       27.158        25.526        20.552        11.988         3.044        -6.339       -16.232       -26.734
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.270        13.898         9.221         5.527         3.833         2.901         2.319         1.920
DURATION     3.016         3.020         3.033         3.054         3.073         3.088         3.098         3.099
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
LAST PAY      9/33          9/33          9/33          9/33          9/33          8/32          6/28         12/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2AX   768,072.12     5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================


================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   18:20
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
18:24       27.105        25.472        20.498        11.935         2.991        -6.391       -16.284       -26.786
18:25       27.051        25.419        20.445        11.882         2.938        -6.443       -16.336       -26.838
18:26       26.998        25.365        20.392        11.830         2.886        -6.496       -16.388       -26.890
18:27       26.945        25.312        20.339        11.777         2.834        -6.547       -16.440       -26.942

18:28       26.892        25.259        20.287        11.725         2.782        -6.599       -16.491       -26.993
18:29       26.839        25.207        20.234        11.673         2.730        -6.651       -16.543       -27.045
18:30       26.786        25.154        20.182        11.621         2.678        -6.702       -16.594       -27.096
18:31       26.734        25.102        20.130        11.569         2.627        -6.753       -16.645       -27.147
19:00       26.681        25.050        20.078        11.517         2.576        -6.804       -16.696       -27.198
19:01       26.629        24.998        20.026        11.466         2.524        -6.855       -16.747       -27.248
19:02       26.577        24.946        19.974        11.415         2.473        -6.906       -16.797       -27.299
19:03       26.526        24.894        19.923        11.364         2.423        -6.957       -16.847       -27.349
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.270        13.898         9.221         5.527         3.833         2.901         2.319         1.920
DURATION     3.016         3.020         3.033         3.054         3.073         3.088         3.098         3.099
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
LAST PAY      9/33          9/33          9/33          9/33          9/33          8/32          6/28         12/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2PO   245,616.54     0.00000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      0.0000   10/30/03  30 year   5.87   359.00  100.0PPC   64:30
================================================================================

=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
64:14        2.961         3.555         5.662         9.779        14.170        18.690        23.329        28.104
64:15        2.958         3.550         5.655         9.766        14.151        18.665        23.297        28.066
64:16        2.954         3.546         5.647         9.753        14.132        18.640        23.266        28.029
64:17        2.951         3.542         5.640         9.740        14.113        18.615        23.235        27.991
64:18        2.947         3.537         5.633         9.727        14.094        18.590        23.204        27.954
64:19        2.944         3.533         5.625         9.714        14.075        18.565        23.173        27.916
64:20        2.940         3.528         5.618         9.701        14.056        18.540        23.142        27.879
64:21        2.937         3.524         5.611         9.688        14.037        18.515        23.111        27.842

64:22        2.933         3.520         5.603         9.675        14.018        18.490        23.080        27.804
64:23        2.929         3.515         5.596         9.662        13.999        18.465        23.049        27.767
64:24        2.926         3.511         5.589         9.649        13.980        18.440        23.018        27.730
64:25        2.922         3.507         5.581         9.636        13.962        18.416        22.987        27.692
64:26        2.919         3.502         5.574         9.623        13.943        18.391        22.956        27.655
64:27        2.915         3.498         5.567         9.610        13.924        18.366        22.925        27.618
64:28        2.912         3.494         5.560         9.597        13.905        18.341        22.894        27.581
64:29        2.908         3.489         5.552         9.584        13.886        18.317        22.863        27.544

64:30        2.905         3.485         5.545         9.572        13.868        18.292        22.833        27.507
64:31        2.901         3.481         5.538         9.559        13.849        18.267        22.802        27.470
65:00        2.898         3.476         5.531         9.546        13.830        18.243        22.771        27.433
65:01        2.894         3.472         5.523         9.533        13.812        18.218        22.740        27.396
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.053        13.729         9.137         5.496         3.818         2.893         2.314         1.917
DURATION    13.691        11.114         6.621         3.733         2.569         1.949         1.564         1.299
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
LAST PAY      9/33          9/33          9/33          9/33          8/33          3/32         11/27          5/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307B 30 YEAR 5.8      4:39:27 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
Cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2PO   245,616.54     0.00000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
 -      0.0000   10/30/03  30 year   5.87   359.00  100.0PPC   64:30
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
65:02        2.891         3.468         5.516         9.520        13.793        18.193        22.710        27.359
65:03        2.887         3.463         5.509         9.507        13.774        18.169        22.679        27.322
65:04        2.884         3.459         5.502         9.494        13.756        18.144        22.648        27.285
65:05        2.880         3.455         5.494         9.482        13.737        18.120        22.618        27.248

65:06        2.877         3.450         5.487         9.469        13.718        18.095        22.587        27.212
65:07        2.873         3.446         5.480         9.456        13.700        18.071        22.557        27.175
65:08        2.870         3.442         5.473         9.443        13.681        18.046        22.526        27.138
65:09        2.866         3.438         5.465         9.430        13.663        18.022        22.496        27.101
65:10        2.863         3.433         5.458         9.418        13.644        17.997        22.465        27.065
65:11        2.859         3.429         5.451         9.405        13.626        17.973        22.435        27.028
65:12        2.856         3.425         5.444         9.392        13.607        17.948        22.404        26.992
65:13        2.852         3.420         5.437         9.380        13.589        17.924        22.374        26.955
---------------------------------------------------------------------------------------------------------------------
AVG LIFE    16.053        13.729         9.137         5.496         3.818         2.893         2.314         1.917
DURATION    13.691        11.114         6.621         3.733         2.569         1.949         1.564         1.299
FIRST PAY    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
LAST PAY      9/33          9/33          9/33          9/33          8/33          3/32         11/27          5/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2A1   23,006,959.46  5.50000    24      1.000000            -1.0000   --           --         --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   100:00
================================================================================

Senior Bond, 96.19 percent of deal

====================================================================================================================
  Price        CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
               10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
--------------------------------------------------------------------------------------------------------------------
  99:16        5.588       5.596       5.605       5.614       5.624       5.636       5.648       5.675       5.748
  99:17        5.583       5.589       5.595       5.602       5.610       5.619       5.628       5.649       5.705
  99:18        5.577       5.581       5.585       5.590       5.596       5.602       5.608       5.623       5.661
  99:19        5.571       5.573       5.576       5.578       5.581       5.585       5.588       5.596       5.618
  99:20        5.565       5.565       5.566       5.567       5.567       5.568       5.569       5.570       5.575
  99:21        5.559       5.558       5.556       5.555       5.553       5.551       5.549       5.544       5.531
  99:22        5.553       5.550       5.547       5.543       5.539       5.534       5.529       5.518       5.488
  99:23        5.547       5.542       5.537       5.531       5.524       5.517       5.509       5.492       5.445
  99:24        5.541       5.535       5.527       5.519       5.510       5.500       5.490       5.466       5.402
  99:25        5.536       5.527       5.518       5.507       5.496       5.483       5.470       5.440       5.359
  99:26        5.530       5.519       5.508       5.495       5.482       5.467       5.450       5.414       5.316
  99:27        5.524       5.512       5.498       5.483       5.467       5.450       5.430       5.388       5.272
  99:28        5.518       5.504       5.489       5.472       5.453       5.433       5.411       5.362       5.229
  99:29        5.512       5.496       5.479       5.460       5.439       5.416       5.391       5.336       5.186
  99:30        5.506       5.489       5.469       5.448       5.425       5.399       5.371       5.310       5.143
  99:31        5.501       5.481       5.460       5.436       5.411       5.383       5.352       5.284       5.100
 100:00        5.495       5.473       5.450       5.424       5.396       5.366       5.332       5.258       5.057
--------------------------------------------------------------------------------------------------------------------
Avg Life       7.500       5.328       4.011       3.148       2.545       2.101       1.761       1.303       0.767
Duration       5.334       4.074       3.233       2.638       2.196       1.856       1.585       1.200       0.725
First Pay      11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay        9/33        9/33        9/33        9/33        9/33        7/33        6/29        1/09       10/06
====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2A1   23,006,959.46  5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   100:00
================================================================================

Senior Bond, 96.19 percent of deal

====================================================================================================================
 Price         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
               10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
--------------------------------------------------------------------------------------------------------------------
 100:01        5.489       5.466       5.440       5.413       5.382       5.349       5.312       5.232       5.015
 100:02        5.483       5.458       5.431       5.401       5.368       5.332       5.293       5.206       4.972
 100:03        5.477       5.451       5.421       5.389       5.354       5.316       5.273       5.180       4.929
 100:04        5.471       5.443       5.412       5.377       5.340       5.299       5.254       5.154       4.886
 100:05        5.466       5.435       5.402       5.366       5.326       5.282       5.234       5.128       4.843
 100:06        5.460       5.428       5.392       5.354       5.312       5.265       5.215       5.102       4.801
 100:07        5.454       5.420       5.383       5.342       5.298       5.249       5.195       5.077       4.758
 100:08        5.448       5.412       5.373       5.330       5.283       5.232       5.175       5.051       4.715
 100:09        5.442       5.405       5.364       5.319       5.269       5.215       5.156       5.025       4.673
 100:10        5.437       5.397       5.354       5.307       5.255       5.199       5.136       4.999       4.630
 100:11        5.431       5.390       5.345       5.295       5.241       5.182       5.117       4.973       4.587
 100:12        5.425       5.382       5.335       5.283       5.227       5.165       5.097       4.948       4.545
 100:13        5.419       5.375       5.325       5.272       5.213       5.149       5.078       4.922       4.502
 100:14        5.413       5.367       5.316       5.260       5.199       5.132       5.059       4.896       4.460
 100:15        5.408       5.359       5.306       5.248       5.185       5.116       5.039       4.871       4.417
--------------------------------------------------------------------------------------------------------------------
Avg Life       7.500       5.328       4.011       3.148       2.545       2.101       1.761       1.303       0.767
Duration       5.334       4.074       3.233       2.638       2.196       1.856       1.585       1.200       0.725
First Pay      11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay        9/33        9/33        9/33        9/33        9/33        7/33        6/29        1/09       10/06
====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2AX   768,072.12     5.50000    24      1.000000            -1.0000   --           --         --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   18:20
================================================================================


========================================================================================================================
 Price         CPR         CPR          CPR       CPR          CPR        CPR          CPR          CPR          CPR
               10.00       15.00        20.00     25.00        30.00      35.00        40.00        50.00        70.00
------------------------------------------------------------------------------------------------------------------------
 18:04         18.280      12.256       6.050     -0.358       -6.987     -13.863      -21.017      -36.337      -73.064
 18:05         18.225      12.203       5.997     -0.409       -7.037     -13.911      -21.063      -36.380      -73.101
 18:06         18.170      12.149       5.945     -0.460       -7.086     -13.958      -21.109      -36.423      -73.138
 18:07         18.116      12.096       5.893     -0.510       -7.135     -14.006      -21.155      -36.466      -73.175
 18:08         18.062      12.043       5.842     -0.560       -7.184     -14.053      -21.201      -36.508      -73.211
 18:09         18.007      11.990       5.790     -0.610       -7.232     -14.100      -21.247      -36.551      -73.248
 18:10         17.954      11.938       5.739     -0.660       -7.281     -14.147      -21.292      -36.593      -73.285
 18:11         17.900      11.885       5.688     -0.710       -7.329     -14.194      -21.337      -36.636      -73.321
 18:12         17.846      11.833       5.637     -0.760       -7.377     -14.241      -21.382      -36.678      -73.357
 18:13         17.793      11.781       5.586     -0.809       -7.425     -14.287      -21.427      -36.720      -73.393
 18:14         17.740      11.729       5.535     -0.858       -7.473     -14.334      -21.472      -36.761      -73.429
 18:15         17.687      11.677       5.485     -0.907       -7.521     -14.380      -21.517      -36.803      -73.465
 18:16         17.634      11.626       5.435     -0.956       -7.568     -14.426      -21.562      -36.845      -73.501
 18:17         17.581      11.574       5.385     -1.005       -7.616     -14.472      -21.606      -36.886      -73.537
 18:18         17.529      11.523       5.335     -1.054       -7.663     -14.517      -21.650      -36.927      -73.572
 18:19         17.476      11.472       5.285     -1.102       -7.710     -14.563      -21.694      -36.969      -73.608
 18:20         17.424      11.421       5.235     -1.150       -7.757     -14.608      -21.738      -37.010      -73.643
 18:21         17.372      11.370       5.186     -1.198       -7.803     -14.654      -21.782      -37.050      -73.678
 18:22         17.320      11.320       5.137     -1.246       -7.850     -14.699      -21.826      -37.091      -73.713
 18:23         17.269      11.269       5.088     -1.294       -7.896     -14.744      -21.869      -37.132      -73.748
------------------------------------------------------------------------------------------------------------------------
Avg Life        7.667       5.499       4.185      3.323        2.719       2.275        1.934        1.444        0.850
Duration        3.149       3.227       3.311      3.403        3.504       3.616        3.737        4.003        4.644
First Pay       11/03       11/03       11/03      11/03        11/03       11/03        11/03        11/03        11/03
Last Pay         9/33        9/33        9/33       8/33         1/33        2/31         2/28         7/22        11/14
========================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2AX   768,072.12     5.50000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      5.5000   10/30/03  30 year   5.87   359.00  100.0PPC   18:20
================================================================================


=====================================================================================================================
 Price        CPR         CPR          CPR       CPR         CPR         CPR         CPR          CPR         CPR
              10.00       15.00        20.00     25.00       30.00       35.00       40.00        50.00       70.00
---------------------------------------------------------------------------------------------------------------------
 18:24        17.217      11.219       5.039     -1.342      -7.942     -14.789      -21.912      -37.172     -73.783
 18:25        17.166      11.169       4.990     -1.389      -7.988     -14.833      -21.956      -37.213     -73.818
 18:26        17.115      11.119       4.941     -1.436      -8.034     -14.878      -21.999      -37.253     -73.853
 18:27        17.064      11.070       4.893     -1.483      -8.080     -14.922      -22.042      -37.293     -73.887
 18:28        17.013      11.020       4.845     -1.530      -8.126     -14.966      -22.084      -37.333     -73.922
 18:29        16.963      10.971       4.797     -1.577      -8.171     -15.010      -22.127      -37.373     -73.956
 18:30        16.912      10.922       4.749     -1.624      -8.216     -15.054      -22.169      -37.412     -73.991
 18:31        16.862      10.873       4.701     -1.670      -8.262     -15.098      -22.212      -37.452     -74.025
 19:00        16.812      10.824       4.653     -1.717      -8.307     -15.141      -22.254      -37.491     -74.059
 19:01        16.762      10.775       4.606     -1.763      -8.351     -15.185      -22.296      -37.530     -74.093
 19:02        16.712      10.726       4.558     -1.809      -8.396     -15.228      -22.338      -37.570     -74.127
 19:03        16.663      10.678       4.511     -1.855      -8.441     -15.271      -22.380      -37.609     -74.160
---------------------------------------------------------------------------------------------------------------------
Avg Life       7.667       5.499       4.185      3.323       2.719       2.275        1.934        1.444       0.850
Duration       3.149       3.227       3.311      3.403       3.504       3.616        3.737        4.003       4.644
First Pay      11/03       11/03       11/03      11/03       11/03       11/03        11/03        11/03       11/03
Last Pay        9/33        9/33        9/33       8/33        1/33        2/31         2/28         7/22       11/14
=====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2PO   245,616.54     0.00000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      0.0000   10/30/03  30 year   5.87   359.00  100.0PPC   64:30
================================================================================


===================================================================================================================
  Price        CPR       CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
               10.00     15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
-------------------------------------------------------------------------------------------------------------------
  64:14        7.037     10.105      13.500      17.200      21.224      25.614      30.428      41.665      75.101
  64:15        7.027     10.091      13.481      17.176      21.194      25.577      30.384      41.603      74.984
  64:16        7.018     10.077      13.463      17.152      21.164      25.541      30.340      41.541      74.866
  64:17        7.008     10.063      13.444      17.127      21.134      25.504      30.296      41.480      74.749
  64:18        6.999     10.049      13.425      17.103      21.104      25.467      30.252      41.419      74.632
  64:19        6.990     10.035      13.406      17.079      21.074      25.431      30.208      41.357      74.516
  64:20        6.980     10.022      13.388      17.055      21.044      25.394      30.165      41.296      74.399
  64:21        6.971     10.008      13.369      17.031      21.014      25.358      30.121      41.235      74.283
  64:22        6.961      9.994      13.350      17.007      20.984      25.321      30.077      41.174      74.166
  64:23        6.952      9.980      13.331      16.983      20.954      25.285      30.033      41.113      74.050
  64:24        6.943      9.966      13.313      16.959      20.924      25.248      29.990      41.052      73.934
  64:25        6.933      9.953      13.294      16.935      20.894      25.212      29.946      40.991      73.819
  64:26        6.924      9.939      13.276      16.911      20.864      25.176      29.903      40.930      73.703
  64:27        6.915      9.925      13.257      16.887      20.834      25.139      29.859      40.869      73.587
  64:28        6.905      9.911      13.238      16.863      20.805      25.103      29.816      40.808      73.472
  64:29        6.896      9.898      13.220      16.839      20.775      25.067      29.772      40.748      73.357
  64:30        6.887      9.884      13.201      16.815      20.745      25.031      29.729      40.687      73.242
  64:31        6.877      9.870      13.183      16.792      20.715      24.995      29.686      40.627      73.127
  65:00        6.868      9.857      13.164      16.768      20.686      24.959      29.642      40.566      73.012
  65:01        6.859      9.843      13.146      16.744      20.656      24.923      29.599      40.506      72.898
-------------------------------------------------------------------------------------------------------------------
Avg Life       7.605      5.466       4.166       3.311       2.711       2.269       1.930       1.442       0.850
Duration       5.168      3.515       2.597       2.019       1.622       1.332       1.111       0.795       0.419
First Pay      11/03      11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay        9/33       9/33        9/33        8/33       10/32        7/30        7/27       12/21        7/14
===================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307B 30 year 5.8       4:39:05 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

======================================================================================================
Bond    Balance       Coupon    Delay   Factor     Index   Value    Reset       Multiplier    Cap
------------------------------------------------------------------------------------------------------
2PO   245,616.54     0.00000    24      1.000000            -1.0000   --          --          --
======================================================================================================

================================================================================
Floor   Current   Settle    Deal     WAC    WAM      Pricing    Duration
        Coupon     Date                                Speed     @ Px
--------------------------------------------------------------------------------
--      0.0000   10/30/03  30 year   5.87   359.00  100.0PPC   64:30
================================================================================


==================================================================================================================
  Price        CPR        CPR       CPR         CPR         CPR         CPR         CPR         CPR         CPR
               10.00      15.00     20.00       25.00       30.00       35.00       40.00       50.00       70.00
------------------------------------------------------------------------------------------------------------------
  65:02        6.849      9.829     13.127      16.720      20.627      24.887      29.556      40.446      72.783
  65:03        6.840      9.816     13.109      16.696      20.597      24.851      29.513      40.386      72.669
  65:04        6.831      9.802     13.090      16.673      20.568      24.815      29.470      40.325      72.555
  65:05        6.822      9.788     13.072      16.649      20.538      24.779      29.427      40.265      72.441
  65:06        6.812      9.775     13.054      16.625      20.509      24.743      29.384      40.205      72.327
  65:07        6.803      9.761     13.035      16.602      20.479      24.707      29.341      40.145      72.214
  65:08        6.794      9.748     13.017      16.578      20.450      24.671      29.298      40.086      72.100
  65:09        6.785      9.734     12.999      16.555      20.421      24.636      29.255      40.026      71.987
  65:10        6.776      9.721     12.980      16.531      20.391      24.600      29.213      39.966      71.874
  65:11        6.766      9.707     12.962      16.508      20.362      24.564      29.170      39.907      71.760
  65:12        6.757      9.694     12.944      16.484      20.333      24.529      29.127      39.847      71.648
  65:13        6.748      9.680     12.925      16.461      20.304      24.493      29.085      39.788      71.535
------------------------------------------------------------------------------------------------------------------
Avg Life       7.605      5.466      4.166       3.311       2.711       2.269       1.930       1.442       0.850
Duration       5.168      3.515      2.597       2.019       1.622       1.332       1.111       0.795       0.419
First Pay      11/03      11/03      11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay        9/33       9/33       9/33        8/33       10/32        7/30        7/27       12/21        7/14
==================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3A2      46,244,000.00   5.50000      24    1.000000          -1.0000       --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:00
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    99:16           5.612     5.633      5.654     5.677      5.701     5.727     5.754      5.815     5.978
    99:17           5.601     5.616      5.633     5.650      5.669     5.688     5.709      5.756     5.881
    99:18           5.589     5.600      5.612     5.624      5.636     5.650     5.665      5.697     5.783
    99:19           5.578     5.584      5.590     5.597      5.604     5.612     5.620      5.638     5.686
    99:20           5.566     5.568      5.569     5.570      5.572     5.573     5.575      5.579     5.589
    99:21           5.555     5.551      5.548     5.544      5.540     5.535     5.530      5.520     5.492
    99:22           5.544     5.535      5.526     5.517      5.507     5.497     5.486      5.461     5.395
    99:23           5.532     5.519      5.505     5.491      5.475     5.459     5.441      5.402     5.298
    99:24           5.521     5.503      5.484     5.464      5.443     5.421     5.397      5.343     5.201
    99:25           5.509     5.487      5.463     5.438      5.411     5.382     5.352      5.284     5.104
    99:26           5.498     5.470      5.442     5.411      5.379     5.344     5.307      5.225     5.008
    99:27           5.487     5.454      5.420     5.385      5.346     5.306     5.263      5.167     4.911
    99:28           5.475     5.438      5.399     5.358      5.314     5.268     5.218      5.108     4.814
    99:29           5.464     5.422      5.378     5.332      5.282     5.230     5.174      5.049     4.718
    99:30           5.452     5.406      5.357     5.305      5.250     5.192     5.129      4.990     4.622
    99:31           5.441     5.390      5.336     5.279      5.218     5.154     5.085      4.932     4.525
    100:00          5.430     5.374      5.315     5.252      5.186     5.116     5.041      4.873     4.429
    100:01          5.418     5.357      5.293     5.226      5.154     5.078     4.996      4.815     4.333
    100:02          5.407     5.341      5.272     5.199      5.122     5.040     4.952      4.756     4.237
    100:03          5.396     5.325      5.251     5.173      5.090     5.002     4.908      4.698     4.141
------------------------------------------------------------------------------------------------------------
   Avg Life         3.159     2.144      1.602     1.264      1.033     0.865     0.737      0.554     0.334
   Duration         2.738     1.930      1.472     1.177      0.971     0.819     0.701      0.531     0.324
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3A2      46,244,000.00   5.50000      24    1.000000          -1.0000       --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:00
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    100:04          5.384     5.309      5.230     5.147      5.058     4.964     4.863      4.639     4.046
    100:05          5.373     5.293      5.209     5.120      5.026     4.926     4.819      4.581     3.950
    100:06          5.362     5.277      5.188     5.094      4.994     4.888     4.775      4.523     3.854
    100:07          5.350     5.261      5.167     5.068      4.962     4.850     4.731      4.464     3.759
    100:08          5.339     5.245      5.146     5.041      4.930     4.813     4.687      4.406     3.663
    100:09          5.328     5.229      5.125     5.015      4.899     4.775     4.643      4.348     3.568
    100:10          5.316     5.213      5.104     4.989      4.867     4.737     4.599      4.290     3.472
    100:11          5.305     5.197      5.083     4.962      4.835     4.699     4.555      4.232     3.377
    100:12          5.294     5.181      5.062     4.936      4.803     4.662     4.510      4.174     3.282
    100:13          5.282     5.165      5.041     4.910      4.771     4.624     4.466      4.116     3.187
    100:14          5.271     5.149      5.020     4.884      4.739     4.586     4.423      4.058     3.092
    100:15          5.260     5.133      4.999     4.858      4.708     4.549     4.379      4.000     2.997
------------------------------------------------------------------------------------------------------------
   Avg Life         3.159     2.144      1.602     1.264      1.033     0.865     0.737      0.554     0.334
   Duration         2.738     1.930      1.472     1.177      0.971     0.819     0.701      0.531     0.324
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          2/11      10/08      7/07      9/06       3/06     10/05      6/05       1/05      7/04
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AB      26,872,195.00   5.75000     24     1.000000          -1.0000      --       --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.7500   10/30/03   30 year   5.83 356.50  100.0PPC     97:14
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    96:30           6.122     6.207      6.308     6.423      6.556     6.704      6.852     7.179     8.087
    96:31           6.119     6.203      6.302     6.416      6.547     6.693      6.840     7.163     8.060
    97:00           6.115     6.198      6.296     6.409      6.539     6.683      6.828     7.147     8.033
    97:01           6.112     6.193      6.290     6.402      6.530     6.672      6.815     7.131     8.006
    97:02           6.108     6.189      6.284     6.395      6.521     6.662      6.803     7.115     7.979
    97:03           6.104     6.184      6.279     6.387      6.512     6.651      6.791     7.098     7.952
    97:04           6.101     6.180      6.273     6.380      6.504     6.641      6.779     7.082     7.925
    97:05           6.097     6.175      6.267     6.373      6.495     6.630      6.766     7.066     7.898
    97:06           6.094     6.170      6.261     6.366      6.486     6.620      6.754     7.050     7.871
    97:07           6.090     6.166      6.255     6.359      6.478     6.609      6.742     7.034     7.845
    97:08           6.086     6.161      6.250     6.352      6.469     6.599      6.730     7.018     7.818
    97:09           6.083     6.157      6.244     6.344      6.460     6.588      6.717     7.002     7.791
    97:10           6.079     6.152      6.238     6.337      6.451     6.578      6.705     6.986     7.764
    97:11           6.076     6.147      6.232     6.330      6.443     6.568      6.693     6.970     7.737
    97:12           6.072     6.143      6.226     6.323      6.434     6.557      6.681     6.954     7.710
    97:13           6.069     6.138      6.221     6.316      6.425     6.547      6.669     6.938     7.683
    97:14           6.065     6.134      6.215     6.309      6.417     6.536      6.656     6.922     7.657
    97:15           6.061     6.129      6.209     6.302      6.408     6.526      6.644     6.905     7.630
    97:16           6.058     6.124      6.203     6.294      6.399     6.515      6.632     6.889     7.603
    97:17           6.054     6.120      6.198     6.287      6.391     6.505      6.620     6.873     7.576
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration         8.918     6.970      5.538     4.477      3.670     3.059     2.619      1.989     1.191
   First Pay         2/11     10/08      7/07       9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      7/33       7/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AB      26,872,195.00   5.75000      24    1.000000          -1.0000       --       --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.7500   10/30/03   30 year   5.83 356.50  100.0PPC     97:14
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    97:18           6.051      6.115     6.192     6.280      6.382     6.494     6.608      6.857     7.550
    97:19           6.047      6.111     6.186     6.273      6.373     6.484     6.596      6.841     7.523
    97:20           6.044      6.106     6.180     6.266      6.364     6.474     6.583      6.825     7.496
    97:21           6.040      6.102     6.175     6.259      6.356     6.463     6.571      6.809     7.469
     97:22          6.036      6.097     6.169     6.252      6.347     6.453     6.559      6.793     7.443
    97:23           6.033      6.093     6.163     6.245      6.338     6.442     6.547      6.777     7.416
    97:24           6.029      6.088     6.157     6.238      6.330     6.432     6.535      6.761     7.389
    97:25           6.026      6.083     6.152     6.231      6.321     6.422     6.523      6.745     7.363
    97:26           6.022      6.079     6.146     6.223      6.312     6.411     6.511      6.729     7.336
    97:27           6.019      6.074     6.140     6.216      6.304     6.401     6.498      6.713     7.309
    97:28           6.015      6.070     6.135     6.209      6.295     6.391     6.486      6.697     7.283
    97:29           6.011      6.065     6.129     6.202      6.287     6.380     6.474      6.682     7.256
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration         8.918     6.970      5.538     4.477      3.670     3.059     2.619      1.989     1.191
   First Pay         2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      7/33       7/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AB1        548,413.00   5.75000     24     1.000000           -1.0000      --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.7500   10/30/03   30 year   5.83 356.50  100.0PPC     97:14
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    96:30           6.122     6.207      6.308     6.423      6.556     6.704     6.852      7.179     8.087
    96:31           6.119     6.203      6.302     6.416      6.547     6.693     6.840      7.163     8.060
    97:00           6.115     6.198      6.296     6.409      6.539     6.683     6.828      7.147     8.033
    97:01           6.112     6.193      6.290     6.402      6.530     6.672     6.815      7.131     8.006
    97:02           6.108     6.189      6.284     6.395      6.521     6.662     6.803      7.115     7.979
    97:03           6.104     6.184      6.279     6.387      6.512     6.651     6.791      7.098     7.952
    97:04           6.101     6.180      6.273     6.380      6.504     6.641     6.779      7.082     7.925
    97:05           6.097     6.175      6.267     6.373      6.495     6.630     6.766      7.066     7.898
    97:06           6.094     6.170      6.261     6.366      6.486     6.620     6.754      7.050     7.871
    97:07           6.090     6.166      6.255     6.359      6.478     6.609     6.742      7.034     7.845
    97:08           6.086     6.161      6.250     6.352      6.469     6.599     6.730      7.018     7.818
    97:09           6.083     6.157      6.244     6.344      6.460     6.588     6.717      7.002     7.791
    97:10           6.079     6.152      6.238     6.337      6.451     6.578     6.705      6.986     7.764
    97:11           6.076     6.147      6.232     6.330      6.443     6.568     6.693      6.970     7.737
    97:12           6.072     6.143      6.226     6.323      6.434     6.557     6.681      6.954     7.710
    97:13           6.069     6.138      6.221     6.316      6.425     6.547     6.669      6.938     7.683
    97:14           6.065     6.134      6.215     6.309      6.417     6.536     6.656      6.922     7.657
    97:15           6.061     6.129      6.209     6.302      6.408     6.526     6.644      6.905     7.630
    97:16           6.058     6.124      6.203     6.294      6.399     6.515     6.632      6.889     7.603
    97:17           6.054     6.120      6.198     6.287      6.391     6.505     6.620      6.873     7.576
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration         8.918     6.970      5.538     4.477      3.670     3.059     2.619      1.989     1.191
   First Pay         2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      6/33      12/32      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AB1        548,413.00   5.75000      24    1.000000          -1.0000       --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.7500   10/30/03   30 year   5.83 356.50  100.0PPC     97:14
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    97:18           6.051     6.115      6.192     6.280      6.382     6.494     6.608      6.857     7.550
    97:19           6.047     6.111      6.186     6.273      6.373     6.484     6.596      6.841     7.523
    97:20           6.044     6.106      6.180     6.266      6.364     6.474     6.583      6.825     7.496
    97:21           6.040     6.102      6.175     6.259      6.356     6.463     6.571      6.809     7.469
    97:22           6.036     6.097      6.169     6.252      6.347     6.453     6.559      6.793     7.443
    97:23           6.033     6.093      6.163     6.245      6.338     6.442     6.547      6.777     7.416
    97:24           6.029     6.088      6.157     6.238      6.330     6.432     6.535      6.761     7.389
    97:25           6.026     6.083      6.152     6.231      6.321     6.422     6.523      6.745     7.363
    97:26           6.022     6.079      6.146     6.223      6.312     6.411     6.511      6.729     7.336
    97:27           6.019     6.074      6.140     6.216      6.304     6.401     6.498      6.713     7.309
    97:28           6.015     6.070      6.135     6.209      6.295     6.391     6.486      6.697     7.283
    97:29           6.011     6.065      6.129     6.202      6.287     6.380     6.474      6.682     7.256
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration         8.918     6.970      5.538     4.477      3.670     3.059     2.619      1.989     1.191
   First Pay         2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      6/33      12/32      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
EBPO       1,246,392.00  0.00000     24     1.000000           -1.0000      --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       0.0000   10/30/03   30 year   5.83 356.50  100.0PPC     40:00
==========================================================================

============================================================================================================
   Price            CPR      CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00    15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    39:16           7.261    10.608     14.592    19.126     24.198    29.774    35.714     49.502    91.967
    39:17           7.255    10.598     14.578    19.107     24.175    29.745    35.679     49.453    91.868
    39:18           7.248    10.588     14.564    19.089     24.152    29.717    35.645     49.403    91.770
    39:19           7.241    10.578     14.550    19.071     24.129    29.688    35.610     49.354    91.671
    39:20           7.235    10.568     14.536    19.052     24.106    29.660    35.576     49.305    91.573
    39:21           7.228    10.558     14.522    19.034     24.082    29.631    35.541     49.256    91.475
    39:22           7.221    10.548     14.508    19.016     24.059    29.603    35.507     49.207    91.377
    39:23           7.214    10.538     14.494    18.997     24.036    29.574    35.472     49.158    91.279
    39:24           7.208    10.528     14.480    18.979     24.013    29.546    35.438     49.109    91.181
    39:25           7.201    10.518     14.466    18.961     23.990    29.517    35.404     49.060    91.084
    39:26           7.195    10.508     14.453    18.943     23.967    29.489    35.369     49.011    90.986
    39:27           7.188    10.498     14.439    18.924     23.944    29.461    35.335     48.963    90.889
    39:28           7.181    10.488     14.425    18.906     23.921    29.432    35.301     48.914    90.791
    39:29           7.175    10.478     14.411    18.888     23.898    29.404    35.267     48.865    90.694
    39:30           7.168    10.468     14.397    18.870     23.875    29.376    35.232     48.816    90.597
    39:31           7.161    10.458     14.383    18.852     23.852    29.348    35.198     48.768    90.500

    40:00           7.155    10.448     14.369    18.833     23.829    29.320    35.164     48.719    90.403
    40:01           7.148    10.438     14.356    18.815     23.806    29.291    35.130     48.671    90.307
    40:02           7.141    10.428     14.342    18.797     23.784    29.263    35.096     48.623    90.210
    40:03           7.135    10.418     14.328    18.779     23.761    29.235    35.062     48.574    90.113
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration        11.810     7.873      5.662     4.310      3.413     2.773     2.291      1.611     0.807
   First Pay         2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      7/33       4/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
EBPO       1,246,392.00  0.00000     24     1.000000           -1.0000      --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       0.0000   10/30/03   30 year   5.83 356.50  100.0PPC     40:00
==========================================================================

============================================================================================================
   Price            CPR      CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00    15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    40:04           7.128    10.408     14.314    18.761     23.738    29.207    35.028     48.526    90.017
    40:05           7.122    10.398     14.301    18.743     23.715    29.179    34.994     48.478    89.921
    40:06           7.115    10.389     14.287    18.725     23.692    29.151    34.960     48.429    89.825
    40:07           7.109    10.379     14.273    18.707     23.670    29.123    34.926     48.381    89.729
    40:08           7.102    10.369     14.260    18.689     23.647    29.095    34.892     48.333    89.633
    40:09           7.095    10.359     14.246    18.671     23.624    29.067    34.859     48.285    89.537
    40:10           7.089    10.349     14.232    18.653     23.601    29.039    34.825     48.237    89.441
    40:11           7.082    10.339     14.218    18.635     23.579    29.011    34.791     48.189    89.346
    40:12           7.076    10.330     14.205    18.617     23.556    28.983    34.757     48.141    89.250
    40:13           7.069    10.320     14.191    18.599     23.534    28.956    34.724     48.093    89.155
    40:14           7.063    10.310     14.178    18.581     23.511    28.928    34.690     48.045    89.060
    40:15           7.056    10.300     14.164    18.564     23.488    28.900    34.656     47.998    88.965
------------------------------------------------------------------------------------------------------------
   Avg Life        13.947     9.886      7.308     5.592      4.386     3.538     2.976      2.208     1.289
   Duration        11.810     7.873      5.662     4.310      3.413     2.773     2.291      1.611     0.807
   First Pay         2/11     10/08       7/07      9/06       3/06     10/05      6/05       1/05      7/04
   Last Pay          7/33      7/33       7/33      7/33       4/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 9
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3A1       40,000,000.00  5.50000      24    1.000000         -1.0000        --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:01
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
     99:17          5.583      5.589     5.597     5.605      5.614     5.624     5.634      5.656     5.718
     99:18          5.577      5.581     5.586     5.592      5.598     5.605     5.612      5.628     5.670
     99:19          5.571      5.573     5.576     5.579      5.583     5.587     5.591      5.599     5.623
     99:20          5.565      5.565     5.566     5.567      5.567     5.568     5.569      5.571     5.576
     99:21          5.559      5.558     5.556     5.554      5.552     5.550     5.547      5.542     5.529
     99:22          5.553      5.550     5.546     5.541      5.537     5.531     5.526      5.514     5.481
     99:23          5.547      5.542     5.536     5.529      5.521     5.513     5.504      5.486     5.434
     99:24          5.541      5.534     5.525     5.516      5.506     5.494     5.483      5.457     5.387
     99:25          5.535      5.526     5.515     5.504      5.490     5.476     5.461      5.429     5.340
     99:26          5.529      5.518     5.505     5.491      5.475     5.458     5.440      5.400     5.293
     99:27          5.523      5.510     5.495     5.478      5.460     5.439     5.418      5.372     5.246
     99:28          5.517      5.502     5.485     5.466      5.444     5.421     5.397      5.344     5.199
     99:29          5.511      5.494     5.475     5.453      5.429     5.402     5.375      5.315     5.152
     99:30          5.505      5.486     5.465     5.441      5.414     5.384     5.354      5.287     5.105
     99:31          5.499      5.478     5.455     5.428      5.398     5.366     5.332      5.259     5.058
    100:00          5.493      5.470     5.444     5.416      5.383     5.347     5.311      5.231     5.011
    100:01          5.487      5.462     5.434     5.403      5.368     5.329     5.290      5.202     4.964
    100:02          5.481      5.454     5.424     5.390      5.352     5.311     5.268      5.174     4.918
    100:03          5.475      5.446     5.414     5.378      5.337     5.292     5.247      5.146     4.871
    100:04          5.469      5.439     5.404     5.365      5.322     5.274     5.225      5.118     4.824
------------------------------------------------------------------------------------------------------------
   Avg Life         7.287     5.107      3.786     2.920      2.316     1.888     1.594      1.187     0.700
   Duration         5.211     3.934      3.082     2.480      2.032     1.697     1.453      1.102     0.665
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          7/33      7/33       7/33      7/33       7/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 10
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3A1       40,000,000.00  5.50000      24    1.000000         -1.0000       --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:01
==========================================================================

============================================================================================================
   Price            CPR        CPR       CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00      15.00     20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    100:05          5.463      5.431     5.394     5.353      5.307     5.256     5.204      5.090     4.778
    100:06          5.457      5.423     5.384     5.340      5.291     5.238     5.183      5.062     4.731
    100:07          5.451      5.415     5.374     5.328      5.276     5.219     5.161      5.033     4.684
    100:08          5.445      5.307     5.364     5.315      5.261     5.201     5.140      5.005     4.638
    100:09          5.439      5.399     5.354     5.303      5.246     5.183     5.119      4.977     4.591
    100:10          5.434      5.391     5.344     5.290      5.230     5.165     5.097      4.949     4.545
    100:11          5.428      5.383     5.334     5.278      5.215     5.146     5.076      4.921     4.498
    100:12          5.422      5.376     5.324     5.265      5.200     5.128     5.055      4.893     4.452
    100:13          5.416      5.368     5.314     5.253      5.185     5.110     5.034      4.865     4.405
    100:14          5.410      5.360     5.304     5.241      5.170     5.092     5.012      4.837     4.359
    100:15          5.404      5.352     5.294     5.228      5.154     5.074     5.991      4.809     4.313
    100:16          5.398      5.344     5.284     5.216      5.139     5.055     5.970      4.781     4.266
------------------------------------------------------------------------------------------------------------
   Avg Life         7.287      5.107     3.786     2.920      2.316     1.888     1.594      1.187     0.700
   Duration         5.211      3.934     3.082     2.480      2.032     1.697     1.453      1.102     0.665
   First Pay        11/03      11/03     11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          7/33       7/33      7/33      7/33       7/33      2/11      5/09      10/07      2/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 11
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AX       4,596,230.29   5.50000      24    1.000000          -1.0000       --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:01
==========================================================================

============================================================================================================
   Price            CPR       CPR        CPR       CPR        CPR     CPR       CPR        CPR       CPR
                    10.00     15.00      20.00     25.00      30.00   35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    20:00          15.287     9.335      3.203    -3.128     -9.677   -16.468   -23.532    -38.647   -74.808
    20:01          15.242     9.291      3.160    -3.169     -9.717   -16.507   -23.570    -38.682   -74.838
    20:02          15.197     9.248      3.117    -3.211     -9.757   -16.546   -23.608    -38.717   -74.868
    20:03          15.152     9.204      3.075    -3.252     -9.797   -16.585   -23.645    -38.752   -74.898
    20:04          15.108     9.160      3.032    -3.293     -9.838   -16.624   -23.683    -38.787   -74.928
    20:05          15.063     9.117      2.990    -3.335     -9.877   -16.663   -23.720    -38.822   -74.957
    20:06          15.019     9.074      2.948    -3.376     -9.917   -16.701   -23.758    -38.857   -74.987
    20:07          14.975     9.031      2.906    -3.416     -9.957   -16.740   -23.795    -38.891   -75.017
    20:08          14.931     8.988      2.864    -3.457     -9.997   -16.778   -23.832    -38.926   -75.046
    20:09          14.887     8.945      2.822    -3.498    -10.036   -16.816   -23.869    -38.960   -75.075
    20:10          14.843     8.902      2.781    -3.538    -10.075   -16.854   -23.906    -38.995   -75.105
    20:11          14.799     8.860      2.739    -3.579    -10.115   -16.892   -23.942    -39.029   -75.134
    20:12          14.756     8.817      2.698    -3.619    -10.154   -16.930   -23.979    -39.063   -75.163
    20:13          14.713     8.775      2.657    -3.659    -10.193   -16.968   -24.015    -39.097   -75.192
    20:14          14.669     8.733      2.616    -3.699    -10.231   -17.006   -24.052    -39.131   -75.221
    20:15          14.626     8.690      2.575    -3.739    -10.270   -17.043   -24.088    -39.164   -75.250
    20:16          14.583     8.649      2.534    -3.779    -10.309   -17.081   -24.124    -39.198   -75.279
    20:17          14.540     8.607      2.493    -3.818    -10.347   -17.118   -24.160    -39.232   -75.308
    20:18          14.498     8.565      2.452    -3.858    -10.386   -17.155   -24.196    -39.265   -75.336
    20:19          14.455     8.523      2.412    -3.897    -10.424   -17.192   -24.232    -39.298   -75.365
------------------------------------------------------------------------------------------------------------
   Avg Life         7.655     5.496      4.184     3.322      2.719     2.275     1.934      1.444     0.850
   Duration         3.477     3.563      3.657     3.759      3.871     3.996     4.133      4.440     5.186
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          6/33      6/33       6/33      6/33       5/33      9/32      7/30      11/24      4/16
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 12
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3AX       4,596,230.29   5.50000      24    1.000000          -1.0000       --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       5.5000   10/30/03   30 year   5.83 356.50  100.0PPC     100:01
==========================================================================

============================================================================================================
   Price           CPR        CPR        CPR      CPR       CPR       CPR        CPR       CPR        CPR
                   10.00      15.00      20.00    25.00     30.00     35.00      40.00     50.00      70.00
------------------------------------------------------------------------------------------------------------
    20:20          14.413     8.482      2.371    -3.936    -10.462   -17.229    -24.268   -39.332   -75.393
    20:21          14.370     8.441      2.331    -3.976    -10.500   -17.266    -24.303   -39.365   -75.422
    20:22          14.328     8.400      2.291    -4.015    -10.538   -17.303    -24.339   -39.398   -75.450
    20:23          14.286     8.359      2.251    -4.054    -10.576   -17.339    -24.374   -39.431   -75.478
    20:24          14.244     8.318      2.211    -4.092    -10.613   -17.376    -24.410   -39.464   -75.507
    20:25          14.202     8.277      2.171    -4.131    -10.651   -17.412    -24.445   -39.496   -75.535
    20:26          14.161     8.236      2.132    -4.170    -10.688   -17.448    -24.480   -39.529   -75.563
    20:27          14.119     8.196      2.092    -4.208    -10.726   -17.485    -24.515   -39.562   -75.591
    20:28          14.078     8.155      2.053    -4.246    -10.763   -17.521    -24.550   -39.594   -75.618
    20:29          14.036     8.115      2.014    -4.285    -10.800   -17.557    -24.584   -39.626   -75.646
    20:30          13.995     8.075      1.974    -4.323    -10.837   -17.592    -24.619   -39.659   -75.674
    20:31          13.954     8.035      1.935    -4.361    -10.874   -17.628    -24.654   -39.691   -75.702
------------------------------------------------------------------------------------------------------------
   Avg Life         7.655     5.496      4.184     3.322      2.719     2.275     1.934      1.444     0.850
   Duration         3.477     3.563      3.657     3.759      3.871     3.996     4.133      4.440     5.186
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          6/33      6/33       6/33      6/33       5/33      9/32      7/30      11/24      4/16
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 13
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3PO       2,729,096.37   0.00000      24    1.000000          -1.0000       --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       0.0000   10/30/03   30 year   5.83 356.50  100.0PPC     62:30
==========================================================================

============================================================================================================
   Price            CPR      CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00    15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    62:14           7.692    11.054     14.776    18.835     23.255    28.083    33.387     45.798    82.987
    62:15           7.682    11.040     14.756    18.809     23.222    28.043    33.339     45.731    82.858
    62:16           7.672    11.025     14.736    18.783     23.190    28.004    33.292     45.664    82.730
    62:17           7.662    11.010     14.716    18.757     23.157    27.964    33.244     45.598    82.603
    62:18           7.652    10.995     14.695    18.731     23.125    27.925    33.197     45.531    82.475
    62:19           7.642    10.980     14.675    18.705     23.093    27.886    33.149     45.465    82.347
    62:20           7.632    10.965     14.655    18.679     23.060    27.846    33.102     45.399    82.220
    62:21           7.622    10.951     14.635    18.653     23.028    27.807    33.055     45.333    82.093
    62:22           7.612    10.936     14.615    18.627     22.996    27.768    33.008     45.266    81.966
    62:23           7.602    10.921     14.595    18.602     22.964    27.729    32.961     45.200    81.839
    62:24           7.592    10.906     14.575    18.576     22.932    27.689    32.914     45.134    81.713
    62:25           7.582    10.891     14.555    18.550     22.900    27.650    32.867     45.069    81.586
    62:26           7.572    10.877     14.535    18.524     22.868    27.611    32.820     45.003    81.460
    62:27           7.562    10.862     14.515    18.499     22.836    27.572    32.773     44.937    81.334
    62:28           7.552    10.847     14.495    18.473     22.804    27.533    32.726     44.872    81.208
    62:29           7.542    10.833     14.476    18.448     22.772    27.494    32.680     44.806    81.082
    62:30           7.532    10.818     14.456    18.422     22.740    27.455    32.633     44.741    80.957
    62:31           7.522    10.803     14.436    18.396     22.708    27.417    32.586     44.675    80.831
    63:00           7.512    10.789     14.416    18.371     22.676    27.378    32.540     44.610    80.706
    63:01           7.502    10.774     14.396    18.345     22.644    27.339    32.493     44.545    80.581
------------------------------------------------------------------------------------------------------------
   Avg Life         7.573     5.451      4.157     3.305      2.708     2.267     1.929      1.441     0.849
   Duration         4.992     3.389      2.501     1.942      1.558     1.278     1.064      0.759     0.396
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          7/33      7/33       7/33      7/33       6/33     11/32     10/30       2/25      6/16
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307C 30 year 5.9       4:37:40 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 14
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset  Multiplier   Cap
--------------------------------------------------------------------------------------------------
3PO       2,729,096.37   0.00000      24    1.000000          -1.0000       --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --       0.0000   10/30/03   30 year   5.83 356.50  100.0PPC     62:30
==========================================================================

============================================================================================================
   Price            CPR      CPR        CPR       CPR        CPR       CPR       CPR        CPR       CPR
                    10.00    15.00      20.00     25.00      30.00     35.00     40.00      50.00     70.00
------------------------------------------------------------------------------------------------------------
    63:02           7.492    10.760     14.376    18.320     22.613    27.300    32.447     44.480    80.456
    63:03           7.482    10.745     14.357    18.294     22.581    27.262    32.400     44.414    80.332
    63:04           7.472    10.730     14.337    18.269     22.549    27.223    32.354     44.349    80.207
    63:05           7.462    10.716     14.317    18.244     22.518    27.184    32.308     44.285    80.083
    63:06           7.452    10.701     14.298    18.218     22.486    27.146    32.261     44.220    79.959
    63:07           7.443    10.687     14.278    18.193     22.454    27.107    32.215     44.155    79.835
    63:08           7.433    10.672     14.258    18.168     22.423    27.069    32.169     44.090    79.711
    63:09           7.423    10.658     14.239    18.142     22.391    27.031    32.123     44.026    79.587
    63:10           7.413    10.643     14.219    18.117     22.360    26.992    32.077     43.961    79.464
    63:11           7.403    10.629     14.199    18.092     22.329    26.954    32.031     43.897    79.340
    63:12           7.393    10.614     14.180    18.067     22.297    26.916    31.985     43.833    79.217
    63:13           7.384    10.600     14.160    18.042     22.266    26.877    31.939     43.768    79.094
------------------------------------------------------------------------------------------------------------
   Avg Life         7.573     5.451      4.157     3.305      2.708     2.267     1.929      1.441     0.849
   Duration         4.992     3.389      2.501     1.942      1.558     1.278     1.064      0.759     0.396
   First Pay        11/03     11/03      11/03     11/03      11/03     11/03     11/03      11/03     11/03
   Last Pay          7/33      7/33       7/33      7/33       6/33     11/32     10/30       2/25      6/16
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3A2            46,244,000.00        5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       100:00
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
99:16       5.583         5.588         5.606         5.637         5.667         5.697         5.726         5.755
99:17       5.578         5.582         5.596         5.620         5.643         5.666         5.688         5.710
99:18       5.574         5.576         5.586         5.602         5.618         5.634         5.650         5.665
99:19       5.569         5.571         5.576         5.585         5.594         5.603         5.612         5.620
99:20       5.565         5.565         5.566         5.568         5.570         5.572         5.573         5.575
99:21       5.560         5.559         5.556         5.551         5.545         5.540         5.535         5.530
99:22       5.556         5.553         5.546         5.533         5.521         5.509         5.497         5.485
99:23       5.551         5.548         5.536         5.516         5.497         5.478         5.459         5.441
99:24       5.547         5.542         5.526         5.499         5.473         5.447         5.421         5.396
99:25       5.542         5.536         5.516         5.482         5.448         5.415         5.383         5.351
99:26       5.538         5.531         5.506         5.465         5.424         5.384         5.345         5.306
99:27       5.533         5.525         5.496         5.448         5.400         5.353         5.307         5.262
99:28       5.529         5.519         5.486         5.430         5.376         5.322         5.269         5.217
99:29       5.524         5.513         5.476         5.413         5.351         5.291         5.231         5.172
99:30       5.520         5.508         5.467         5.396         5.327         5.259         5.193         5.128
99:31       5.515         5.502         5.457         5.379         5.303         5.228         5.155         5.083
100:00      5.511         5.496         5.447         5.362         5.279         5.197         5.117         5.038
100:01      5.506         5.491         5.437         5.345         5.255         5.166         5.079         4.994
100:02      5.502         5.485         5.427         5.328         5.230         5.135         5.042         4.949
100:03      5.497         5.479         5.417         5.310         5.206         5.104         5.004         4.905
---------------------------------------------------------------------------------------------------------------------
Avg Life    9.899         7.200         3.676         2.000         1.384         1.063         0.866         0.732
Duration    6.960         5.459         3.138         1.817         1.287         1.001         0.821         0.698
First Pay   11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3A2            46,244,000.00        5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       100:00
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
100:04      5.493         5.474         5.407         5.293         5.182         5.073         4.966         4.860
100:05      5.488         5.468         5.397         5.276         5.158         5.042         4.928         4.816
100:06      5.484         5.462         5.387         5.259         5.134         5.011         4.890         4.772
100:07      5.480         5.456         5.377         5.242         5.110         4.980         4.853         4.727
100:08      5.475         5.451         5.368         5.225         5.086         4.949         4.815         4.683
100:09      5.471         5.445         5.358         5.208         5.062         4.918         4.777         4.639
100:10      5.466         5.439         5.348         5.191         5.038         4.887         4.740         4.594
100:11      5.462         5.434         5.338         5.174         5.014         4.856         4.702         4.550
100:12      5.457         5.428         5.328         5.157         4.989         4.825         4.664         4.506
100:13      5.453         5.422         5.318         5.140         4.965         4.795         4.627         4.461
100:14      5.448         5.417         5.308         5.123         4.941         4.764         4.589         4.417
100:15      5.444         5.411         5.299         5.106         4.917         4.733         4.551         4.373
---------------------------------------------------------------------------------------------------------------------
Avg Life    9.899         7.200         3.676         2.000         1.384         1.063         0.866         0.732
Duration    6.960         5.459         3.138         1.817         1.287         1.001         0.821         0.698
First Pay   11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
=====================================================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AB            26,872,195.00        5.75000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.7500       10/30/03   30 year    5.83  356.50  100.0PPC       97:14
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
96:30        6.033         6.045         6.105         6.255         6.445         6.673         6.903         7.149
96:31        6.030         6.042         6.102         6.250         6.437         6.663         6.890         7.133
97:00        6.028         6.039         6.098         6.244         6.430         6.652         6.877         7.117
97:01        6.025         6.037         6.095         6.239         6.423         6.642         6.864         7.101
97:02        6.022         6.034         6.092         6.234         6.415         6.632         6.851         7.086
97:03        6.020         6.031         6.088         6.229         6.408         6.622         6.839         7.070
97:04        6.017         6.029         6.085         6.224         6.400         6.612         6.826         7.054
97:05        6.015         6.026         6.082         6.219         6.393         6.602         6.813         7.038
97:06        6.012         6.023         6.078         6.213         6.385         6.592         6.800         7.023
97:07        6.010         6.021         6.075         6.208         6.378         6.582         6.787         7.007
97:08        6.007         6.018         6.071         6.203         6.371         6.572         6.774         6.991
97:09        6.005         6.015         6.068         6.198         6.363         6.561         6.762         6.975
97:10        6.002         6.013         6.065         6.193         6.356         6.551         6.749         6.960
97:11        6.000         6.010         6.061         6.188         6.348         6.541         6.736         6.944
97:12        5.997         6.007         6.058         6.182         6.341         6.531         6.723         6.928
97:13        5.995         6.005         6.054         6.177         6.334         6.521         6.710         6.913
97:14        5.992         6.002         6.051         6.172         6.326         6.511         6.698         6.897
97:15        5.990         5.999         6.048         6.167         6.319         6.501         6.685         6.881
97:16        5.987         5.997         6.044         6.162         6.312         6.491         6.672         6.866
97:17        5.985         5.994         6.041         6.157         6.304         6.481         6.659         6.850
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    12.669        11.992         9.454         6.210         4.324         3.171         2.497         2.035
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          7/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AB            26,872,195.00        5.75000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.7500       10/30/03   30 year    5.83  356.50  100.0PPC       97:14
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC            PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00          100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
97:18        5.982         5.991         6.038         6.152         6.297         6.471         6.647         6.834
97:19        5.980         5.989         6.034         6.146         6.289         6.461         6.634         6.819
97:20        5.977         5.986         6.031         6.141         6.282         6.451         6.621         6.803
97:21        5.975         5.983         6.027         6.136         6.275         6.441         6.608         6.787
97:22        5.972         5.981         6.024         6.131         6.267         6.431         6.596         6.772
97:23        5.970         5.978         6.021         6.126         6.260         6.421         6.583         6.756
97:24        5.967         5.975         6.017         6.121         6.253         6.411         6.570         6.740
97:25        5.964         5.973         6.014         6.116         6.245         6.401         6.557         6.725
97:26        5.962         5.970         6.011         6.111         6.238         6.391         6.545         6.709
97:27        5.959         5.967         6.007         6.106         6.231         6.381         6.532         6.694
97:28        5.957         5.965         6.004         6.100         6.223         6.371         6.519         6.678
97:29        5.954         5.962         6.001         6.095         6.216         6.361         6.507         6.662
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    12.669        11.992         9.454         6.210         4.324         3.171         2.497         2.035
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          7/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AB1           548,413.00           5.75000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.7500       10/30/03   30 year    5.83  356.50  100.0PPC       97.14
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
96:30        6.033         6.045         6.105         6.255         6.445         6.673         6.903         7.149
96:31        6.030         6.042         6.102         6.250         6.437         6.663         6.890         7.133
97:00        6.028         6.039         6.098         6.244         6.430         6.652         6.877         7.117
97:01        6.025         6.037         6.095         6.239         6.423         6.642         6.864         7.101
97:02        6.022         6.034         6.092         6.234         6.415         6.632         6.851         7.086
97:03        6.020         6.031         6.088         6.229         6.408         6.622         6.839         7.070
97:04        6.017         6.029         6.085         6.224         6.400         6.612         6.826         7.054
97:05        6.015         6.026         6.082         6.219         6.393         6.602         6.813         7.038
97:06        6.012         6.023         6.078         6.213         6.385         6.592         6.800         7.023
97:07        6.010         6.021         6.075         6.208         6.378         6.582         6.787         7.007
97:08        6.007         6.018         6.071         6.203         6.371         6.572         6.774         6.991
97:09        6.005         6.015         6.068         6.198         6.363         6.561         6.762         6.975
97:10        6.002         6.013         6.065         6.193         6.356         6.551         6.749         6.960
97:11        6.000         6.010         6.061         6.188         6.348         6.541         6.736         6.944
97:12        5.997         6.007         6.058         6.182         6.341         6.531         6.723         6.928
97:13        5.995         6.005         6.054         6.177         6.334         6.521         6.710         6.913

97:14        5.992         6.002         6.051         6.172         6.326         6.511         6.698         6.897
97:15        5.990         5.999         6.048         6.167         6.319         6.501         6.685         6.881
97:16        5.987         5.997         6.044         6.162         6.312         6.491         6.672         6.866
97:17        5.985         5.994         6.041         6.157         6.304         6.481         6.659         6.850
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    12.669        11.992         9.454         6.210         4.324         3.171         2.497         2.035
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          6/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AB1           548,413.00           5.75000         24     1.000000                       -1.0000    --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.7500       10/30/03   30 year    5.83  356.50  100.0PPC       97:14
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
97:18        5.982         5.991         6.038         6.152         6.297         6.471         6.647         6.834
97:19        5.980         5.989         6.034         6.146         6.289         6.461         6.634         6.819
97:20        5.977         5.986         6.031         6.141         6.282         6.451         6.621         6.803
97:21        5.975         5.983         6.027         6.136         6.275         6.441         6.608         6.787
97:22        5.972         5.981         6.024         6.131         6.267         6.431         6.596         6.772
97:23        5.970         5.978         6.021         6.126         6.260         6.421         6.583         6.756
97:24        5.967         5.975         6.017         6.121         6.253         6.411         6.570         6.740
97:25        5.964         5.973         6.014         6.116         6.245         6.401         6.557         6.725
97:26        5.962         5.970         6.011         6.111         6.238         6.391         6.545         6.709
97:27        5.959         5.967         6.007         6.106         6.231         6.381         6.532         6.694
97:28        5.957         5.965         6.004         6.100         6.223         6.371         6.519         6.678
97:29        5.954         5.962         6.001         6.095         6.216         6.361         6.507         6.662
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    12.669        11.992         9.454         6.210         4.324         3.171         2.497         2.035
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          6/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 7
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
EBPO           1,246,392.00         0.00000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       0.0000       10/30/03   30 year    5.83  356.50  100.0PPC       40:00
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
39:16        3.813         4.276         6.593        12.470        19.851        28.362        37.484        47.646
39:17        3.810         4.273         6.587        12.458        19.832        28.335        37.448        47.599
39:18        3.807         4.269         6.581        12.446        19.813        28.308        37.412        47.552
39:19        3.803         4.265         6.575        12.434        19.794        28.282        37.376        47.506
39:20        3.800         4.261         6.569        12.423        19.775        28.255        37.340        47.459
39:21        3.797         4.258         6.562        12.411        19.756        28.228        37.304        47.413
39:22        3.793         4.254         6.556        12.399        19.737        28.201        37.268        47.366
39:23        3.790         4.250         6.550        12.387        19.719        28.174        37.232        47.320
39:24        3.787         4.247         6.544        12.375        19.700        28.147        37.196        47.273
39:25        3.784         4.243         6.539        12.364        19.681        28.120        37.161        47.227
39:26        3.780         4.239         6.533        12.352        19.662        28.094        37.125        47.181
39:27        3.777         4.235         6.527        12.340        19.643        28.067        37.089        47.134
39:28        3.774         4.232         6.521        12.328        19.625        28.040        37.053        47.088
39:29        3.771         4.228         6.515        12.317        19.606        28.014        37.017        47.042
39:30        3.767         4.224         6.509        12.305        19.587        27.987        36.982        46.996
39:31        3.764         4.221         6.503        12.293        19.568        27.960        36.946        46.950
40:00        3.761         4.217         6.497        12.281        19.550        27.934        36.911        46.904
40:01        3.757         4.213         6.491        12.270        19.531        27.907        36.875        46.858
40:02        3.754         4.210         6.485        12.258        19.512        27.881        36.839        46.812
40:03        3.751         4.206         6.479        12.246        19.494        27.854        36.804        46.766
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    23.978        21.168        13.138         6.679         4.181         2.939         2.196         1.699
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          6/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 8
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
EBPO           1,246,392.00         0.00000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       0.0000       10/30/03   30 year    5.83  356.50  100.0PPC       40:00
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------

40:04        3.748         4.202         6.473        12.235        19.475        27.828        36.769        46.720
40:05        3.744         4.199         6.467        12.223        19.456        27.801        36.733        46.674
40:06        3.741         4.195         6.461        12.211        19.438        27.775        36.698        46.629
40:07        3.738         4.191         6.455        12.200        19.419        27.748        36.662        46.583
40:08        3.735         4.188         6.449        12.188        19.401        27.722        36.627        46.537
40:09        3.732         4.184         6.443        12.177        19.382        27.696        36.592        46.492
40:10        3.728         4.180         6.438        12.165        19.364        27.669        36.556        46.446
40:11        3.725         4.177         6.432        12.153        19.345        27.643        36.521        46.401
40:12        3.722         4.173         6.426        12.142        19.327        27.617        36.486        46.355
40:13        3.719         4.169         6.420        12.130        19.308        27.590        36.451        46.310
40:14        3.715         4.166         6.414        12.119        19.290        27.564        36.416        46.264
40:15        3.712         4.162         6.408        12.107        19.271        27.538        36.381        46.219
---------------------------------------------------------------------------------------------------------------------
Avg Life    24.757        22.304        15.183         8.455         5.336         3.676         2.818         2.258
Duration    23.978        21.168        13.138         6.679         4.181         2.939         2.196         1.699
First Pay     4/23          5/19          2/12          2/08          9/06         12/05          7/05          3/05
Last Pay      7/33          7/33          7/33          7/33          6/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 9
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3A1            40,000,000.00        5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       100:01
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
99:17        5.574         5.576         5.581         5.592         5.605         5.619         5.633         5.647
99:18        5.571         5.572         5.576         5.583         5.592         5.602         5.611         5.621
99:19        5.568         5.568         5.570         5.575         5.579         5.585         5.590         5.596
99:20        5.564         5.564         5.565         5.566         5.567         5.568         5.569         5.570
99:21        5.561         5.561         5.559         5.557         5.554         5.551         5.548         5.544
99:22        5.558         5.557         5.554         5.548         5.541         5.534         5.527         5.519
99:23        5.554         5.553         5.548         5.539         5.529         5.517         5.505         5.493
99:24        5.551         5.549         5.543         5.531         5.516         5.500         5.484         5.468
99:25        5.548         5.545         5.537         5.522         5.504         5.483         5.463         5.442
99:26        5.544         5.541         5.532         5.513         5.491         5.466         5.442         5.417
99:27        5.541         5.538         5.526         5.504         5.479         5.450         5.421         5.391
99:28        5.538         5.534         5.521         5.495         5.466         5.433         5.400         5.365
99:29        5.534         5.530         5.515         5.487         5.453         5.416         5.379         5.340
99:30        5.531         5.526         5.510         5.478         5.441         5.399         5.358         5.314
99:31        5.528         5.522         5.504         5.469         5.428         5.382         5.336         5.289
100:00       5.524         5.518         5.499         5.460         5.416         5.365         5.315         5.263
100:01       5.521         5.515         5.493         5.452         5.403         5.349         5.294         5.238
100:02       5.518         5.511         5.488         5.443         5.391         5.332         5.273         5.213
100:03       5.514         5.507         5.482         5.434         5.378         5.315         5.252         5.187
100:04       5.511         5.503         5.477         5.426         5.366         5.298         5.231         5.162
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.585        12.980         8.079         4.470         2.896         2.063         1.613         1.316
Duration     9.337         8.133         5.672         3.561         2.485         1.852         1.478         1.222
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      7/33          7/33          7/33          7/33          7/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 10
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3A1            40,000,000.00        5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       100:01
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
100:05       5.508         5.499         5.471         5.417         5.353         5.282         5.210         5.136
100:06       5.504         5.495         5.466         5.408         5.341         5.265         5.189         5.111
100:07       5.501         5.492         5.460         5.399         5.328         5.248         5.168         5.086
100:08       5.498         5.488         5.455         5.391         5.316         5.231         5.147         5.060
100:09       5.494         5.484         5.450         5.382         5.303         5.215         5.126         5.035
100:10       5.491         5.480         5.444         5.373         5.291         5.198         5.105         5.009
100:11       5.488         5.476         5.439         5.365         5.279         5.181         5.084         4.984
100:12       5.484         5.473         5.433         5.356         5.266         5.164         5.064         4.959
100:13       5.481         5.469         5.428         5.347         5.254         5.148         5.043         4.934
100:14       5.478         5.465         5.422         5.339         5.241         5.131         5.022         4.908
100:15       5.474         5.461         5.417         5.330         5.229         5.114         5.001         4.883
100:16       5.471         5.457         5.411         5.321         5.216         5.098         4.980         4.858
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.585        12.980         8.079         4.470         2.896         2.063         1.613         1.316
Duration     9.337         8.133         5.672         3.561         2.485         1.852         1.478         1.222
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      7/33          7/33          7/33          7/33          7/33          3/11          9/08          9/07
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 11
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AX            4,596,230.29         5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       20:16
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
20:00       24.812        22.902        17.066         6.956        -3.699       -14.998       -27.081       -40.147
20:01       24.765        22.855        17.019         6.911        -3.743       -15.042       -27.123       -40.188
20:02       24.719        22.809        16.973         6.866        -3.787       -15.085       -27.165       -40.229
20:03       24.672        22.762        16.928         6.821        -3.831       -15.128       -27.207       -40.271
20:04       24.625        22.716        16.882         6.776        -3.875       -15.170       -27.249       -40.312
20:05       24.579        22.670        16.836         6.732        -3.918       -15.213       -27.291       -40.353
20:06       24.533        22.624        16.791         6.687        -3.962       -15.256       -27.332       -40.394
20:07       24.487        22.578        16.746         6.643        -4.005       -15.298       -27.374       -40.434
20:08       24.441        22.532        16.700         6.599        -4.048       -15.340       -27.415       -40.475
20:09       24.395        22.487        16.655         6.555        -4.091       -15.383       -27.456       -40.515
20:10       24.350        22.441        16.611         6.511        -4.134       -15.425       -27.498       -40.556
20:11       24.304        22.396        16.566         6.467        -4.177       -15.466       -27.538       -40.596
20:12       24.259        22.351        16.521         6.423        -4.220       -15.508       -27.579       -40.636
20:13       24.214        22.306        16.477         6.380        -4.263       -15.550       -27.620       -40.676
20:14       24.169        22.261        16.433         6.336        -4.305       -15.591       -27.661       -40.716
20:15       24.124        22.216        16.388         6.293        -4.347       -15.633       -27.701       -40.755
20:16       24.079        22.172        16.344         6.250        -4.389       -15.674       -27.741       -40.795
20:17       24.034        22.127        16.300         6.207        -4.432       -15.715       -27.782       -40.834
20:18       23.990        22.083        16.257         6.164        -4.473       -15.756       -27.822       -40.874
20:19       23.946        22.039        16.213         6.121        -4.515       -15.797       -27.862       -40.913
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.819        13.259         8.429         4.852         3.284         2.436         1.908         1.547
Duration     3.338         3.351         3.393         3.466         3.543         3.624         3.704         3.775
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      6/33          6/33          6/33          6/33          6/33          6/32         11/27          1/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 12
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3AX            4,596,230.29         5.50000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       5.5000       10/30/03   30 year    5.83  356.50  100.0PPC       20:16
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
20:20       23.901        21.995        16.169         6.079        -4.557       -15.838       -27.902       -40.952
20:21       23.857        21.951        16.126         6.036        -4.598       -15.878       -27.941       -40.991
20:22       23.813        21.907        16.083         5.994        -4.640       -15.919       -27.981       -41.030
20:23       23.769        21.863        16.040         5.952        -4.681       -15.959       -28.020       -41.069
20:24       23.726        21.820        15.997         5.910        -4.722       -15.999       -28.060       -41.107
20:25       23.682        21.776        15.954         5.868        -4.763       -16.039       -28.099       -41.146
20:26       23.639        21.733        15.911         5.826        -4.804       -16.079       -28.138       -41.184
20:27       23.595        21.690        15.869         5.784        -4.845       -16.119       -28.177       -41.222
20:28       23.552        21.647        15.826         5.743        -4.886       -16.159       -28.216       -41.261
20:29       23.509        21.604        15.784         5.701        -4.926       -16.199       -28.255       -41.299
20:30       23.466        21.561        15.742         5.660        -4.967       -16.238       -28.293       -41.337
20:31       23.423        21.519        15.699         5.619        -5.007       -16.278       -28.332       -41.374
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.819        13.259         8.429         4.852         3.284         2.436         1.908         1.547
Duration     3.338         3.351         3.393         3.466         3.543         3.624         3.704         3.775
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      6/33          6/33          6/33          6/33          6/33          6/32         11/27          1/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 13
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3PO            2,729,096.37         0.00000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       0.0000       10/30/03   30 year    5.83  356.50  100.0PPC       62:30
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
62:14        3.313         4.076         6.845        12.349        18.392        24.868        31.821        39.340
62:15        3.309         4.072         6.836        12.333        18.367        24.835        31.779        39.287
62:16        3.305         4.067         6.827        12.316        18.343        24.802        31.736        39.234
62:17        3.302         4.062         6.818        12.300        18.318        24.768        31.693        39.181
62:18        3.298         4.057         6.809        12.283        18.294        24.735        31.650        39.128
62:19        3.294         4.052         6.801        12.267        18.269        24.702        31.608        39.075
62:20        3.290         4.047         6.792        12.251        18.245        24.669        31.565        39.022
62:21        3.286         4.042         6.783        12.235        18.221        24.636        31.523        38.970
62:22        3.282         4.037         6.774        12.218        18.196        24.603        31.480        38.917
62:23        3.278         4.032         6.766        12.202        18.172        24.570        31.438        38.864
62:24        3.275         4.027         6.757        12.186        18.147        24.537        31.396        38.812
62:25        3.271         4.022         6.748        12.170        18.123        24.504        31.353        38.759
62:26        3.267         4.018         6.739        12.153        18.099        24.471        31.311        38.707
62:27        3.263         4.013         6.731        12.137        18.075        24.438        31.269        38.654
62:28        3.259         4.008         6.722        12.121        18.050        24.405        31.226        38.602
62:29        3.255         4.003         6.713        12.105        18.026        24.372        31.184        38.549
62:30        3.252         3.998         6.705        12.089        18.002        24.339        31.142        38.497
62:31        3.248         3.993         6.696        12.073        17.978        24.306        31.100        38.445
63:00        3.244         3.988         6.687        12.057        17.954        24.274        31.058        38.393
63:01        3.240         3.983         6.679        12.041        17.930        24.241        31.016        38.341
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.557        13.059         8.333         4.818         3.269         2.428         1.903         1.544
Duration    12.953        10.199         5.718         3.080         2.055         1.514         1.179         0.950
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      7/33          7/33          7/33          7/33          7/33          8/32          2/28          4/23
=====================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                           MALT0307C 30 year 5.9  4:38:21 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 14
--------------------------------------------------------------------------------

====================================================================================================================================
Bond               Balance          Coupon        Delay     Factor         Index           Value    Reset     Multiplier    Cap
------------------------------------------------------------------------------------------------------------------------------------
3PO            2,729,096.37         0.00000         24     1.000000                        -1.0000   --           --        --
====================================================================================================================================

================================================================================
Floor    Current        Settle     Deal     WAC    WAM    Pricing       Duration
         Coupon          Date                             Speed           @ Px
--------------------------------------------------------------------------------
--       O.0000       10/30/03   30 year    5.83  356.50  100.0PPC       62:30
================================================================================


=====================================================================================================================
PRICE       PPC           PPC           PPC           PPC           PPC           PPC           PPC           PPC
            10.00         20.00         50.00         100.00        150.00        200.00        250.00        300.00
---------------------------------------------------------------------------------------------------------------------
63:02        3.236         3.979         6.670        12.025        17.906        24.208        30.974        38.289
63:03        3.232         3.974         6.661        12.008        17.881        24.176        30.932        38.237
63:04        3.229         3.969         6.653        11.992        17.857        24.143        30.890        38.185
63:05        3.225         3.964         6.644        11.976        17.833        24.110        30.848        38.133
63:06        3.221         3.959         6.635        11.960        17.809        24.078        30.807        38.081
63:07        3.217         3.954         6.627        11.944        17.786        24.045        30.765        38.029
63:08        3.213         3.950         6.618        11.928        17.762        24.013        30.723        37.977
63:09        3.210         3.945         6.610        11.912        17.738        23.980        30.682        37.926
63:10        3.206         3.940         6.601        11.897        17.714        23.948        30.640        37.874
63:11        3.202         3.935         6.592        11.881        17.690        23.916        30.598        37.822
63:12        3.198         3.930         6.584        11.865        17.666        23.883        30.557        37.771
63:13        3.194         3.925         6.575        11.849        17.642        23.851        30.515        37.719
---------------------------------------------------------------------------------------------------------------------
Avg Life    15.557        13.059         8.333         4.818         3.269         2.428         1.903         1.544
Duration    12.953        10.199         5.718         3.080         2.055         1.514         1.179         0.950
First Pay    11/03         11/03         11/03         11/03         11/03         11/03         11/03         11/03
Last Pay      7/33          7/33          7/33          7/33          7/33          8/32          2/28          4/23
=====================================================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A2    29,306,667.00    5.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================

===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
  --     5.0000    10/30/03     30 year     5.51    176.40    100.0PPC      101:16
===================================================================================

====================================================================================================================
 Price         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
               10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
--------------------------------------------------------------------------------------------------------------------
 101:00        4.734       4.666       4.590       4.506       4.413       4.311       4.199       3.941       3.243
 101:01        4.727       4.657       4.580       4.494       4.399       4.294       4.179       3.915       3.201
 101:02        4.719       4.648       4.569       4.481       4.384       4.277       4.159       3.890       3.160
 101:03        4.712       4.639       4.558       4.468       4.369       4.260       4.140       3.864       3.118
 101:04        4.705       4.630       4.548       4.456       4.354       4.243       4.120       3.839       3.076
 101:05        4.697       4.622       4.537       4.443       4.340       4.226       4.100       3.813       3.035
 101:06        4.690       4.613       4.526       4.431       4.325       4.209       4.081       3.787       2.993
 101:07        4.682       4.604       4.516       4.418       4.310       4.192       4.061       3.762       2.952
 101:08        4.675       4.595       4.505       4.405       4.296       4.175       4.041       3.736       2.910
 101:09        4.668       4.586       4.494       4.393       4.281       4.158       4.022       3.711       2.869
 101:10        4.660       4.577       4.484       4.380       4.266       4.141       4.002       3.685       2.827
 101:11        4.653       4.568       4.473       4.368       4.252       4.124       3.983       3.660       2.786
 101:12        4.646       4.559       4.463       4.355       4.237       4.107       3.963       3.634       2.745
 101:13        4.638       4.550       4.452       4.343       4.222       4.090       3.943       3.609       2.703
 101:14        4.631       4.542       4.441       4.330       4.208       4.073       3.924       3.583       2.662
 101:15        4.624       4.533       4.431       4.318       4.193       4.056       3.904       3.558       2.621
 101:16        4.617       4.524       4.420       4.305       4.178       4.039       3.885       3.533       2.579
 101:17        4.609       4.515       4.410       4.293       4.164       4.022       3.865       3.507       2.538
 101:18        4.602       4.506       4.399       4.280       4.149       4.005       3.846       3.482       2.497
 101:19        4.595       4.497       4.388       4.268       4.135       3.988       3.826       3.457       2.456
--------------------------------------------------------------------------------------------------------------------
Avg Life       5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279       0.767
Duration       4.196       3.463       2.898       2.453       2.098       1.810       1.572       1.208       0.744
First Pay      11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay        7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09        1/07
====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A2    29,306,667.00    5.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
 --      5.0000    10/30/03     30 year     5.51    176.40    100.0PPC      101:16
===================================================================================


===================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
              10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
-------------------------------------------------------------------------------------------------------------------
 101:20       4.587       4.488       4.378       4.255       4.120       3.971       3.807       3.431       2.415
 101:21       4.580       4.480       4.367       4.243       4.105       3.954       3.787       3.406       2.374
 101:22       4.573       4.471       4.357       4.230       4.091       3.937       3.768       3.381       2.333
 101:23       4.565       4.462       4.346       4.218       4.076       3.920       3.749       3.355       2.291
 101:24       4.558       4.453       4.336       4.205       4.062       3.904       3.729       3.330       2.250
 101:25       4.551       4.444       4.325       4.193       4.047       3.887       3.710       3.305       2.210
 101:26       4.544       4.436       4.315       4.181       4.033       3.870       3.690       3.280       2.169
 101:27       4.536       4.427       4.304       4.168       4.018       3.853       3.671       3.254       2.128
 101:28       4.529       4.418       4.294       4.156       4.004       3.836       3.652       3.229       2.087
 101:29       4.522       4.409       4.283       4.143       3.989       3.819       3.632       3.204       2.046
 101:30       4.515       4.400       4.273       4.131       3.975       3.803       3.613       3.179       2.005
 101:31       4.507       4.392       4.262       4.119       3.960       3.786       3.594       3.154       1.964
-------------------------------------------------------------------------------------------------------------------
Avg Life      5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279       0.767
Duration      4.196       3.463       2.898       2.453       2.098       1.810       1.572       1.208       0.744
First Pay     11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay       7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09        1/07
===================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A3     3,333,333.00    8.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       8.0000    10/30/03     30 year     5.51    176.40    100.0PPC      110:00
===================================================================================


====================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR          CPR
              10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00        70.00
--------------------------------------------------------------------------------------------------------------------
 109:16       5.642       5.163       4.632       4.047       3.404       2.698       1.919       0.143       -4.605
 109:17       5.635       5.154       4.622       4.035       3.391       2.682       1.902       0.120       -4.640
 109:18       5.628       5.146       4.612       4.024       3.378       2.667       1.884       0.098       -4.675
 109:19       5.621       5.138       4.602       4.012       3.364       2.652       1.867       0.075       -4.711
 109:20       5.614       5.129       4.592       4.001       3.351       2.637       1.849       0.053       -4.746
 109:21       5.607       5.121       4.582       3.989       3.338       2.621       1.832       0.031       -4.781
 109:22       5.599       5.112       4.573       3.978       3.324       2.606       1.815       0.008       -4.816
 109:23       5.592       5.104       4.563       3.966       3.311       2.591       1.797      -0.014       -4.852
 109:24       5.585       5.096       4.553       3.955       3.298       2.576       1.780      -0.036       -4.887
 109:25       5.578       5.087       4.543       3.943       3.285       2.561       1.762      -0.059       -4.922
 109:26       5.571       5.079       4.533       3.932       3.271       2.545       1.745      -0.081       -4.957
 109:27       5.564       5.070       4.523       3.920       3.258       2.530       1.728      -0.103       -4.992
 109:28       5.557       5.062       4.513       3.909       3.245       2.515       1.710      -0.125       -5.027
 109:29       5.550       5.054       4.504       3.898       3.232       2.500       1.693      -0.148       -5.062
 109:30       5.543       5.045       4.494       3.886       3.218       2.485       1.676      -0.170       -5.097
 109:31       5.536       5.037       4.484       3.875       3.205       2.470       1.658      -0.192       -5.132
 110:00       5.529       5.028       4.474       3.863       3.192       2.454       1.641      -0.214       -5.167
 110:01       5.522       5.020       4.464       3.852       3.179       2.439       1.624      -0.236       -5.202
 110:02       5.515       5.012       4.454       3.840       3.166       2.424       1.607      -0.259       -5.237
 110:03       5.507       5.003       4.445       3.829       3.153       2.409       1.589      -0.281       -5.272
--------------------------------------------------------------------------------------------------------------------
Avg Life      5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279        0.767
Duration      4.001       3.373       2.874       2.471       2.141       1.866       1.634       1.273        0.807
First Pay     11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03        11/03
Last Pay       7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09         1/07
====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

=======================================================================================================
Bond     Balance        Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A3    3,333,333.00     8.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       8.0000    10/30/03     30 year     5.51    176.40    100.0PPC      110:00
===================================================================================


=======================================================================================================================
 Price           CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR          CPR
                 10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00        70.00
-----------------------------------------------------------------------------------------------------------------------
 110:04          5.500       4.995       4.435       3.818       3.139       2.394       1.572      -0.303       -5.307
 110:05          5.493       4.987       4.425       3.806       3.126       2.379       1.555      -0.325       -5.342
 110:06          5.486       4.978       4.415       3.795       3.113       2.364       1.538      -0.347       -5.377
 110:07          5.479       4.970       4.405       3.783       3.100       2.349       1.520      -0.369       -5.412
 110:08          5.472       4.962       4.396       3.772       3.087       2.334       1.503      -0.391       -5.447
 110:09          5.465       4.953       4.386       3.761       3.074       2.319       1.486      -0.413       -5.481
 110:10          5.458       4.945       4.376       3.749       3.061       2.303       1.469      -0.435       -5.516
 110:11          5.451       4.937       4.366       3.738       3.047       2.288       1.452      -0.457       -5.551
 110:12          5.444       4.928       4.357       3.727       3.034       2.273       1.434      -0.479       -5.586
 110:13          5.437       4.920       4.347       3.715       3.021       2.258       1.417      -0.501       -5.620
 110:14          5.430       4.912       4.337       3.704       3.008       2.243       1.400      -0.524       -5.655
 110:15          5.423       4.903       4.327       3.693       2.995       2.228       1.383      -0.545       -5.690
-----------------------------------------------------------------------------------------------------------------------
Avg Life         5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279        0.767
Duration         4.001       3.373       2.874       2.471       2.141       1.866       1.634       1.273        0.807
First Pay        11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03        11/03
Last Pay          7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09         1/07
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A1    20,000,000.00    4.50000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       4.5000    10/30/03     30 year     5.51    176.40    100.0PPC      99:25
===================================================================================


===================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
              10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
-------------------------------------------------------------------------------------------------------------------
 99:09        4.642       4.664       4.688       4.715       4.744       4.777       4.813       4.895       5.119
 99:10        4.634       4.654       4.677       4.702       4.729       4.759       4.793       4.869       5.076
 99:11        4.627       4.645       4.666       4.689       4.714       4.742       4.772       4.842       5.033
 99:12        4.620       4.636       4.655       4.676       4.699       4.724       4.752       4.816       4.990
 99:13        4.612       4.627       4.644       4.663       4.684       4.707       4.732       4.790       4.947
 99:14        4.605       4.618       4.633       4.650       4.669       4.689       4.712       4.763       4.903
 99:15        4.597       4.609       4.622       4.637       4.654       4.672       4.691       4.737       4.860
 99:16        4.590       4.600       4.612       4.624       4.639       4.654       4.671       4.711       4.817
 99:17        4.582       4.591       4.601       4.612       4.623       4.637       4.651       4.684       4.774
 99:18        4.575       4.582       4.590       4.599       4.608       4.619       4.631       4.658       4.731
 99:19        4.568       4.573       4.579       4.586       4.593       4.602       4.611       4.632       4.688
 99:20        4.560       4.564       4.568       4.573       4.578       4.584       4.591       4.605       4.645
 99:21        4.553       4.555       4.557       4.560       4.563       4.567       4.570       4.579       4.602
 99:22        4.545       4.546       4.547       4.547       4.548       4.549       4.550       4.553       4.559
 99:23        4.538       4.537       4.536       4.535       4.533       4.532       4.530       4.527       4.517
 99:24        4.531       4.528       4.525       4.522       4.518       4.514       4.510       4.500       4.474
 99:25        4.523       4.519       4.514       4.509       4.503       4.497       4.490       4.474       4.431
 99:26        4.516       4.510       4.504       4.496       4.488       4.480       4.470       4.448       4.388
 99:27        4.508       4.501       4.493       4.484       4.473       4.462       4.450       4.422       4.345
 99:28        4.501       4.492       4.482       4.471       4.459       4.445       4.430       4.396       4.303
-------------------------------------------------------------------------------------------------------------------
Avg Life      5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279       0.767
Duration      4.223       3.471       2.893       2.442       2.084       1.794       1.555       1.192       0.730
First Pay     11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay       7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09        1/07
===================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4A1    20,000,000.00    4.50000     24     1.000000             -1.0000     --           --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       4.5000    10/30/03     30 year     5.51    176.40    100.0PPC      99:25
===================================================================================


===================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
              10.00       15.00       20.00       25.00       30.00       35.00       40.00       50.00       70.00
-------------------------------------------------------------------------------------------------------------------
 99:29        4.494       4.483       4.471       4.458       4.444       4.428       4.410       4.370       4.260
 99:30        4.486       4.474       4.460       4.445       4.429       4.410       4.390       4.344       4.218
 99:31        4.479       4.465       4.450       4.433       4.414       4.393       4.370       4.317       4.175
 100:00       4.472       4.456       4.439       4.420       4.399       4.376       4.350       4.291       4.132
 100:01       4.464       4.447       4.428       4.407       4.384       4.358       4.330       4.265       4.090
 100:02       4.457       4.438       4.418       4.394       4.369       4.341       4.310       4.239       4.047
 100:03       4.449       4.429       4.407       4.382       4.354       4.324       4.290       4.213       4.005
 100:04       4.442       4.420       4.396       4.369       4.339       4.306       4.270       4.187       3.962
 100:05       4.435       4.411       4.385       4.356       4.324       4.289       4.250       4.161       3.920
 100:06       4.427       4.403       4.375       4.344       4.310       4.272       4.230       4.135       3.878
 100:07       4.420       4.394       4.364       4.331       4.295       4.255       4.211       4.109       3.835
 100:08       4.413       4.385       4.353       4.318       4.280       4.237       4.191       4.084       3.793
-------------------------------------------------------------------------------------------------------------------
Avg Life      5.110       4.104       3.352       2.779       2.334       1.982       1.698       1.279       0.767
Duration      4.223       3.471       2.893       2.442       2.084       1.794       1.555       1.192       0.730
First Pay     11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay       7/18        7/18        7/18        7/18        7/18        7/18        7/18        9/09        1/07
===================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 7
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4AX    3,742,148.80     5.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       5.0000    10/30/03     30 year     5.51    176.40    100.0PPC       9:08
===================================================================================


=====================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR          CPR        CPR         CPR          CPR
              10.00       15.00       20.00       25.00       30.00        35.00      40.00       50.00        70.00
---------------------------------------------------------------------------------------------------------------------
  8:24        42.375      35.804      29.030      22.033      14.792       7.277      -0.543     -17.266      -57.006
  8:25        42.148      35.582      28.814      21.823      14.587       7.079      -0.734     -17.443      -57.150
  8:26        41.923      35.362      28.599      21.615      14.385       6.882      -0.924     -17.619      -57.292
  8:27        41.699      35.144      28.387      21.407      14.183       6.687      -1.113     -17.794      -57.434
  8:28        41.477      34.927      28.175      21.202      13.984       6.494      -1.300     -17.968      -57.575
  8:29        41.257      34.712      27.966      20.998      13.785       6.301      -1.486     -18.140      -57.714
  8:30        41.038      34.499      27.758      20.795      13.588       6.111      -1.671     -18.311      -57.853
  8:31        40.821      34.287      27.551      20.594      13.393       5.921      -1.854     -18.481      -57.990
  9:00        40.605      34.076      27.346      20.394      13.199       5.733      -2.036     -18.649      -58.127
  9:01        40.391      33.867      27.142      20.196      13.006       5.546      -2.217     -18.817      -58.262
  9:02        40.179      33.660      26.940      19.999      12.815       5.361      -2.396     -18.983      -58.397
  9:03        39.968      33.454      26.739      19.804      12.625       5.177      -2.574     -19.148      -58.530
  9:04        39.759      33.249      26.540      19.610      12.437       4.994      -2.751     -19.312      -58.663
  9:05        39.551      33.046      26.342      19.417      12.249       4.813      -2.926     -19.474      -58.794
  9:06        39.344      32.845      26.145      19.226      12.064       4.632      -3.100     -19.636      -58.925
  9:07        39.139      32.645      25.950      19.036      11.879       4.453      -3.273     -19.796      -59.055
  9:08        38.935      32.446      25.756      18.847      11.696       4.276      -3.445     -19.955      -59.184
  9:09        38.733      32.248      25.564      18.660      11.514       4.099      -3.616     -20.113      -59.312
  9:10        38.532      32.052      25.372      18.474      11.333       3.924      -3.785     -20.270      -59.439
  9:11        38.333      31.858      25.183      18.289      11.154       3.750      -3.953     -20.426      -59.565
---------------------------------------------------------------------------------------------------------------------
Avg Life       5.181       4.186       3.441       2.873       2.431       2.082       1.799       1.373        0.828
Duration       1.595       1.634       1.676       1.722       1.773       1.829       1.891       2.041        2.521
First Pay      11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03        11/03
Last Pay        6/18        6/18        6/18        6/18        6/18        6/18        6/18        6/18         4/15
=====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 8
--------------------------------------------------------------------------------

=======================================================================================================
Bond      Balance       Coupon     Delay    Factor    Index      Value     Reset     Multiplier     Cap
-------------------------------------------------------------------------------------------------------
4AX    3,742,148.80     5.00000     24     1.000000             -1.0000      --          --         --
=======================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       5.0000    10/30/03     30 year     5.51    176.40    100.0PPC       9:08
===================================================================================


=====================================================================================================================
 Price        CPR         CPR         CPR         CPR         CPR          CPR       CPR          CPR          CPR
              10.00       15.00       20.00       25.00       30.00        35.00     40.00        50.00        70.00
---------------------------------------------------------------------------------------------------------------------
  9:12        38.135      31.664      24.994      18.105      10.975       3.577     -4.121      -20.581      -59.690
  9:13        37.938      31.472      24.807      17.923      10.798       3.406     -4.286      -20.734      -59.815
  9:14        37.743      31.281      24.621      17.742      10.623       3.235     -4.451      -20.887      -59.938
  9:15        37.549      31.092      24.436      17.562      10.448       3.066     -4.615      -21.039      -60.061
  9:16        37.356      30.904      24.253      17.384      10.274       2.898     -4.777      -21.189      -60.183
  9:17        37.164      30.717      24.071      17.207      10.102       2.731     -4.939      -21.339      -60.304
  9:18        36.974      30.531      23.890      17.030       9.931       2.565     -5.099      -21.487      -60.424
  9:19        36.785      30.347      23.710      16.856       9.761       2.400     -5.259      -21.635      -60.544
  9:20        36.598      30.164      23.531      16.682       9.592       2.237     -5.417      -21.782      -60.663
  9:21        36.411      29.982      23.354      16.509       9.425       2.074     -5.574      -21.927      -60.780
  9:22        36.226      29.801      23.178      16.338       9.258       1.913     -5.730      -22.072      -60.897
  9:23        36.042      29.621      23.003      16.167       9.093       1.752     -5.885      -22.215      -61.014
---------------------------------------------------------------------------------------------------------------------
Avg Life       5.181       4.186       3.441       2.873       2.431       2.082      1.799        1.373        0.828
Duration       1.595       1.634       1.676       1.722       1.773       1.829      1.891        2.041        2.521
First Pay      11/03       11/03       11/03       11/03       11/03       11/03      11/03        11/03        11/03
Last Pay        6/18        6/18        6/18        6/18        6/18        6/18       6/18         6/18         4/15
=====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 9
--------------------------------------------------------------------------------

===================================================================================================
Bond     Balance     Coupon    Delay    Factor    Index      Value     Reset     Multiplier     Cap
---------------------------------------------------------------------------------------------------
4PO    913,828.74    0.00000    24     1.000000             -1.0000      --          --         --
===================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       0.0000    10/30/03     30 year     5.51    176.40    100.0PPC      75:00
===================================================================================


==================================================================================================================
Price         CPR         CPR         CPR         CPR         CPR        CPR         CPR         CPR        CPR
              10.00       15.00       20.00       25.00       30.00      35.00       40.00       50.00      70.00
------------------------------------------------------------------------------------------------------------------
  74:16       6.369       8.050       9.958       12.084      14.426     16.997      19.818      26.370     45.402
  74:17       6.358       8.037       9.942       12.064      14.402     16.968      19.784      26.325     45.321
  74:18       6.348       8.024       9.926       12.043      14.378     16.939      19.751      26.279     45.240
  74:19       6.338       8.011       9.909       12.023      14.354     16.911      19.717      26.233     45.158
  74:20       6.328       7.998       9.893       12.003      14.329     16.882      19.683      26.188     45.077
  74:21       6.318       7.985       9.877       11.983      14.305     16.853      19.649      26.142     44.996
  74:22       6.308       7.972       9.860       11.963      14.281     16.824      19.616      26.097     44.915
  74:23       6.298       7.959       9.844       11.943      14.257     16.796      19.582      26.051     44.834
  74:24       6.288       7.946       9.828       11.923      14.233     16.767      19.549      26.006     44.753
  74:25       6.278       7.933       9.811       11.903      14.209     16.739      19.515      25.961     44.672
  74:26       6.268       7.920       9.795       11.883      14.185     16.710      19.481      25.915     44.591
  74:27       6.258       7.907       9.779       11.863      14.161     16.682      19.448      25.870     44.511
  74:28       6.248       7.895       9.763       11.843      14.137     16.653      19.414      25.825     44.430
  74:29       6.238       7.882       9.746       11.824      14.113     16.625      19.381      25.780     44.350
  74:30       6.228       7.869       9.730       11.804      14.089     16.596      19.348      25.735     44.269
  74:31       6.218       7.856       9.714       11.784      14.065     16.568      19.314      25.690     44.189
  75:00       6.208       7.843       9.698       11.764      14.041     16.539      19.281      25.645     44.109
  75:01       6.198       7.830       9.682       11.744      14.017     16.511      19.248      25.600     44.029
  75:02       6.188       7.817       9.666       11.724      13.993     16.483      19.214      25.555     43.949
  75:03       6.178       7.804       9.649       11.704      13.969     16.454      19.181      25.510     43.869
------------------------------------------------------------------------------------------------------------------
Avg Life      5.136       4.153       3.416        2.855       2.418      2.071       1.792       1.368      0.826
Duration      4.171       3.236       2.577        2.100       1.743      1.468       1.250       0.926      0.520
First Pay     11/03       11/03       11/03        11/03       11/03      11/03       11/03       11/03      11/03
Last Pay       7/18        7/18        7/18         7/18        7/18       7/18        7/18        6/18      11/14
==================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                     MALT0307D 30 year 5.6        4:36:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                              Page 10
--------------------------------------------------------------------------------

==================================================================================================
Bond    Balance      Coupon    Delay    Factor    Index      Value     Reset     Multiplier    Cap
--------------------------------------------------------------------------------------------------
4PO    913,828.74    0.00000    24     1.000000             -1.0000     --           --        --
==================================================================================================


===================================================================================
Floor    Current    Settle       Deal       WAC      WAM      Pricing      Duration
         Coupon      Date                                      Speed         @ Px
-----------------------------------------------------------------------------------
--       0.0000    10/30/03     30 year     5.51    176.40    100.0PPC      75:00
===================================================================================


======================================================================================================================
 Price           CPR         CPR         CPR        CPR         CPR         CPR         CPR         CPR         CPR
                 10.00       15.00       20.00      25.00       30.00       35.00       40.00       50.00       70.00
----------------------------------------------------------------------------------------------------------------------
  75:04          6.168       7.792       9.633      11.685      13.945      16.426      19.148      25.465      43.789
  75:05          6.158       7.779       9.617      11.665      13.922      16.398      19.115      25.420      43.709
  75:06          6.148       7.766       9.601      11.645      13.898      16.369      19.081      25.376      43.630
  75:07          6.138       7.753       9.585      11.625      13.874      16.341      19.048      25.331      43.550
  75:08          6.128       7.740       9.569      11.606      13.850      16.313      19.015      25.286      43.471
  75:09          6.118       7.727       9.553      11.586      13.827      16.285      18.982      25.242      43.391
  75:10          6.108       7.715       9.537      11.566      13.803      16.257      18.949      25.197      43.312
  75:11          6.098       7.702       9.521      11.547      13.779      16.229      18.916      25.153      43.233
  75:12          6.088       7.689       9.505      11.527      13.756      16.201      18.883      25.108      43.154
  75:13          6.079       7.676       9.489      11.507      13.732      16.172      18.850      25.064      43.075
  75:14          6.069       7.664       9.473      11.488      13.708      16.144      18.817      25.019      42.996
  75:15          6.059       7.651       9.457      11.468      13.685      16.116      18.784      24.975      42.917
----------------------------------------------------------------------------------------------------------------------
Avg Life         5.136       4.153       3.416       2.855       2.418       2.071       1.792       1.368       0.826
Duration         4.171       3.236       2.577       2.100       1.743       1.468       1.250       0.926       0.520
First Pay        11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03       11/03
Last Pay          7/18        7/18        7/18        7/18        7/18        7/18        7/18        6/18       11/14
======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A2     29,306,667.00   5.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     5.0000     10/30/03   30 year  5.51   176.40  100.0PPC     101:16
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    101:00      4.831      4.815      4.765      4.669      4.560      4.438      4.305      4.163
    101:01      4.826      4.810      4.758      4.660      4.548      4.424      4.288      4.142
    101:02      4.821      4.804      4.752      4.651      4.537      4.410      4.271      4.121
    101:03      4.816      4.799      4.745      4.642      4.525      4.396      4.254      4.101
    101:04      4.810      4.793      4.738      4.633      4.514      4.381      4.236      4.080
    101:05      4.805      4.788      4.732      4.625      4.503      4.367      4.219      4.060
    101:06      4.800      4.782      4.725      4.616      4.491      4.353      4.202      4.039
    101:07      4.795      4.777      4.718      4.607      4.480      4.339      4.185      4.019
    101:08      4.790      4.772      4.712      4.598      4.469      4.325      4.168      3.998
    101:09      4.785      4.766      4.705      4.589      4.457      4.311      4.150      3.978
    101:10      4.780      4.761      4.699      4.580      4.446      4.297      4.133      3.957
    101:11      4.775      4.755      4.692      4.572      4.435      4.282      4.116      3.937
    101:12      4.769      4.750      4.685      4.563      4.423      4.268      4.099      3.916
    101:13      4.764      4.744      4.679      4.554      4.412      4.254      4.082      3.896
    101:14      4.759      4.739      4.672      4.545      4.401      4.240      4.065      3.875
    101:15      4.754      4.733      4.665      4.536      4.389      4.226      4.047      3.855
    101:16      4.749      4.728      4.659      4.528      4.378      4.212      4.030      3.835
    101:17      4.744      4.722      4.652      4.519      4.367      4.198      4.013      3.814
    101:18      4.739      4.717      4.646      4.510      4.355      4.184      3.996      3.794
    101:19      4.734      4.711      4.639      4.501      4.344      4.170      3.979      3.774
----------------------------------------------------------------------------------------------------
 Avg Life       7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
 Duration       6.014      5.623      4.643      3.486      2.715      2.179      1.792      1.504
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A2     29,306,667.00   5.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     5.0000     10/30/03   30 year  5.51   176.40  100.0PPC     101:16
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    101:20      4.729      4.706      4.632      4.492      4.333      4.156      3.962      3.753
    101:21      4.724      4.701      4.626      4.484      4.322      4.142      3.945      3.733
    101:22      4.718      4.695      4.619      4.475      4.310      4.128      3.928      3.713
    101:23      4.713      4.690      4.613      4.466      4.299      4.114      3.911      3.692
    101:24      4.708      4.684      4.606      4.457      4.288      4.100      3.894      3.672
    101:25      4.703      4.679      4.600      4.449      4.277      4.086      3.877      3.652
    101:26      4.698      4.673      4.593      4.440      4.265      4.072      3.860      3.631
    101:27      4.693      4.668      4.586      4.431      4.254      4.058      3.843      3.611
    101:28      4.688      4.663      4.580      4.422      4.243      4.044      3.826      3.591
    101:29      4.683      4.657      4.573      4.414      4.232      4.030      3.809      3.571
    101:30      4.678      4.652      4.567      4.405      4.220      4.016      3.792      3.550
    101:31      4.673      4.646      4.560      4.396      4.209      4.002      3.775      3.530
----------------------------------------------------------------------------------------------------
 Avg Life       7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
 Duration       6.014      5.623      4.643      3.486      2.715      2.179      1.792      1.504
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A3      3,333,333.00   8.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     8.0000     10/30/03   30 year  5.51   176.40  100.0PPC     110:00
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    109:16      6.340      6.227      5.864      5.184      4.417      3.570      2.643      1.642
    109:17      6.335      6.221      5.857      5.175      4.406      3.557      2.627      1.623
    109:18      6.330      6.216      5.851      5.167      4.396      3.544      2.612      1.605
    109:19      6.324      6.210      5.844      5.158      4.385      3.531      2.596      1.587
    109:20      6.319      6.205      5.838      5.150      4.375      3.518      2.580      1.568
    109:21      6.314      6.199      5.831      5.142      4.364      3.505      2.565      1.550
    109:22      6.309      6.194      5.825      5.133      4.354      3.492      2.549      1.531
    109:23      6.304      6.188      5.818      5.125      4.343      3.479      2.534      1.513
    109:24      6.299      6.183      5.812      5.116      4.333      3.466      2.518      1.495
    109:25      6.293      6.178      5.805      5.108      4.322      3.453      2.503      1.476
    109:26      6.288      6.172      5.799      5.100      4.312      3.441      2.487      1.458
    109:27      6.283      6.167      5.792      5.091      4.301      3.428      2.472      1.440
    109:28      6.278      6.161      5.786      5.083      4.291      3.415      2.456      1.421
    109:29      6.273      6.156      5.779      5.075      4.280      3.402      2.441      1.403
    109:30      6.268      6.150      5.773      5.066      4.270      3.389      2.425      1.385
    109:31      6.262      6.145      5.767      5.058      4.259      3.376      2.410      1.366
    110:00      6.257      6.139      5.760      5.050      4.249      3.363      2.395      1.348
    110:01      6.252      6.134      5.754      5.041      4.238      3.351      2.379      1.330
    110:02      6.247      6.128      5.747      5.033      4.228      3.338      2.364      1.312
    110:03      6.242      6.123      5.741      5.025      4.217      3.325      2.348      1.293
----------------------------------------------------------------------------------------------------
 Avg Life       7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
 Duration       5.492      5.177      4.373      3.387      2.699      2.201      1.829      1.545
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A3      3,333,333.00   8.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     8.0000     10/30/03   30 year  5.51   176.40  100.0PPC     110:00
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    110:04      6.237      6.117      5.734      5.016      4.207      3.312      2.333      1.275
    110:05      6.232      6.112      5.728      5.008      4.196      3.299      2.317      1.257
    110:06      6.227      6.107      5.721      5.000      4.186      3.287      2.302      1.239
    110:07      6.221      6.101      5.715      4.991      4.176      3.274      2.287      1.220
    110:08      6.216      6.096      5.709      4.983      4.165      3.261      2.271      1.202
    110:09      6.211      6.090      5.702      4.975      4.155      3.248      2.256      1.184
    110:10      6.206      6.085      5.696      4.966      4.144      3.235      2.241      1.166
    110:11      6.201      6.079      5.689      4.958      4.134      3.223      2.225      1.148
    110:12      6.196      6.074      5.683      4.950      4.124      3.210      2.210      1.130
    110:13      6.191      6.069      5.676      4.942      4.113      3.197      2.195      1.111
    110:14      6.186      6.063      5.670      4.933      4.103      3.184      2.179      1.093
    110:15      6.180      6.058      5.664      4.925      4.092      3.172      2.164      1.075
----------------------------------------------------------------------------------------------------
 Avg Life       7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
 Duration       5.492      5.177      4.373      3.387      2.699      2.201      1.829      1.545
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A1     20,000,000.00   4.50000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     4.5000     10/30/03   30 year  5.51   176.40  100.0PPC     99:25
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    99:09       4.611      4.616      4.632      4.663      4.698      4.736      4.779      4.824
    99:10       4.606      4.611      4.625      4.654      4.686      4.722      4.761      4.803
    99:11       4.601      4.605      4.619      4.645      4.674      4.707      4.743      4.782
    99:12       4.596      4.600      4.612      4.636      4.663      4.693      4.726      4.761
    99:13       4.591      4.594      4.605      4.627      4.651      4.678      4.708      4.740
    99:14       4.585      4.589      4.599      4.618      4.639      4.664      4.690      4.719
    99:15       4.580      4.583      4.592      4.609      4.628      4.649      4.673      4.698
    99:16       4.575      4.578      4.585      4.600      4.616      4.635      4.655      4.677
    99:17       4.570      4.572      4.578      4.591      4.605      4.620      4.637      4.656
    99:18       4.565      4.567      4.572      4.582      4.593      4.606      4.620      4.635
    99:19       4.560      4.561      4.565      4.573      4.582      4.591      4.602      4.614
    99:20       4.555      4.556      4.558      4.564      4.570      4.577      4.585      4.593
    99:21       4.550      4.550      4.552      4.555      4.559      4.563      4.567      4.572
    99:22       4.544      4.545      4.545      4.546      4.547      4.548      4.549      4.551
    99:23       4.539      4.539      4.538      4.537      4.535      4.534      4.532      4.530
    99:24       4.534      4.534      4.532      4.528      4.524      4.519      4.514      4.509
    99:25       4.529      4.528      4.525      4.519      4.512      4.505      4.497      4.488
    99:26       4.524      4.523      4.518      4.510      4.501      4.491      4.479      4.467
    99:27       4.519      4.517      4.512      4.501      4.489      4.476      4.462      4.446
    99:28       4.514      4.512      4.505      4.492      4.478      4.462      4.444      4.425
----------------------------------------------------------------------------------------------------
Avg Life        7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
Duration        6.107      5.700      4.685      3.496      2.710      2.169      1.780      1.492
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay         7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4A1     20,000,000.00   4.50000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     4.5000     10/30/03   30 year  5.51   176.40  100.0PPC     99:25
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    99:29       4.509      4.506      4.498      4.483      4.466      4.447      4.427      4.404
    99:30       4.504      4.501      4.492      4.475      4.455      4.433      4.409      4.384
    99:31       4.498      4.495      4.485      4.466      4.443      4.419      4.392      4.363
    100:00      4.493      4.490      4.479      4.457      4.432      4.404      4.374      4.342
    100:01      4.488      4.484      4.472      4.448      4.421      4.390      4.357      4.321
    100:02      4.483      4.479      4.465      4.439      4.409      4.376      4.339      4.300
    100:03      4.478      4.474      4.459      4.430      4.398      4.361      4.322      4.279
    100:04      4.473      4.468      4.452      4.421      4.386      4.347      4.305      4.259
    100:05      4.468      4.463      4.445      4.412      4.375      4.333      4.287      4.238
    100:06      4.463      4.457      4.439      4.404      4.363      4.319      4.270      4.217
    100:07      4.458      4.452      4.432      4.395      4.352      4.304      4.252      4.196
    100:08      4.453      4.446      4.426      4.386      4.340      4.290      4.235      4.176
----------------------------------------------------------------------------------------------------
 Avg Life       7.719      7.143      5.726      4.119      3.098      2.420      1.949      1.611
 Duration       6.107      5.700      4.685      3.496      2.710      2.169      1.780      1.492
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18       7/18       7/18       7/18       9/10
====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4AX     3,742,148.80    5.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     5.0000     10/30/03   30 year  5.51   176.40  100.0PPC     9:08
==========================================================================


=====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------
    8:24        53.247     51.508     46.211     37.092     27.568     17.579     7.048      -4.126
    8:25        53.011     51.273     45.978     36.862     27.342     17.357     6.830      -4.340
    8:26        52.776     51.039     45.746     36.635     27.118     17.137     6.614      -4.553
    8:27        52.543     50.807     45.516     36.408     26.896     16.918     6.399      -4.764
    8:28        52.312     50.576     45.288     36.184     26.675     16.701     6.186      -4.973
    8:29        52.083     50.348     45.061     35.961     26.456     16.486     5.974      -5.181
    8:30        51.855     50.120     44.836     35.740     26.238     16.272     5.764      -5.388
    8:31        51.629     49.895     44.613     35.520     26.022     16.060     5.555      -5.593
    9:00        51.404     49.671     44.391     35.302     25.808     15.849     5.348      -5.796
    9:01        51.181     49.449     44.171     35.085     25.595     15.640     5.143      -5.998
    9:02        50.960     49.228     43.953     34.870     25.384     15.432     4.939      -6.198
    9:03        50.740     49.009     43.736     34.657     25.174     15.226     4.736      -6.397
    9:04        50.522     48.792     43.520     34.445     24.965     15.021     4.535      -6.595
    9:05        50.305     48.576     43.306     34.235     24.759     14.818     4.335      -6.791
    9:06        50.090     48.361     43.094     34.026     24.553     14.616     4.137      -6.986
    9:07        49.876     48.148     42.883     33.818     24.349     14.415     3.940      -7.179
    9:08        49.664     47.937     42.674     33.612     24.147     14.216     3.744      -7.371
    9:09        49.453     47.727     42.466     33.408     23.946     14.019     3.550      -7.562
    9:10        49.244     47.518     42.259     33.205     23.746     13.823     3.357      -7.752
    9:11        49.036     47.311     42.054     33.003     23.548     13.628     3.166      -7.940
-----------------------------------------------------------------------------------------------------
 Avg Life       7.760      7.190      5.790      4.198      3.186      2.514      2.045      1.705
 Duration       1.531      1.536      1.551      1.577      1.604      1.632      1.662      1.692
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        6/18       6/18       6/18       6/18       6/18       6/18       6/18       6/18
=====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4AX     3,742,148.80    5.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     5.0000     10/30/03   30 year  5.51   176.40  100.0PPC     9:08
==========================================================================


======================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
------------------------------------------------------------------------------------------------------
    9:12        48.830     47.105     41.850     32.803     23.351     13.434     2.976      -8.126
    9:13        48.625     46.901     41.648     32.604     23.155     13.242     2.787      -8.312
    9:14        48.421     46.698     41.447     32.406     22.961     13.051     2.599      -8.496
    9:15        48.219     46.496     41.247     32.210     22.768     12.861     2.413      -8.679
    9:16        48.018     46.296     41.049     32.015     22.576     12.673     2.228      -8.860
    9:17        47.819     46.097     40.852     31.821     22.386     12.486     2.045      -9.041
    9:18        47.621     45.900     40.657     31.629     22.197     12.300     1.862      -9.220
    9:19        47.424     45.704     40.462     31.438     22.009     12.116     1.681      -9.398
    9:20        47.228     45.509     40.269     31.248     21.823     11.933     1.501      -9.575
    9:21        47.034     45.315     40.078     31.060     21.637     11.751     1.322      -9.750
    9:22        46.841     45.123     39.887     30.872     21.453     11.570     1.145      -9.925
    9:23        46.650     44.932     39.698     30.686     21.270     11.390     0.968      -10.098
------------------------------------------------------------------------------------------------------
 Avg Life       7.760      7.190      5.790      4.198      3.186      2.514      2.045      1.705
 Duration       1.531      1.536      1.551      1.577      1.604      1.632      1.662      1.692
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay        6/18       6/18       6/18       6/18       6/18       6/18       6/18       6/18
======================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 9
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4PO     913,828.74      0.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     0.0000     10/30/03   30 year  5.51   176.40  100.0PPC     75:00
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    74:16       4.062      4.420      5.613      7.954      10.643     13.594     16.764     20.147
    74:17       4.056      4.413      5.604      7.941      10.626     13.571     16.736     20.114
    74:18       4.050      4.407      5.595      7.928      10.608     13.549     16.708     20.081
    74:19       4.043      4.400      5.587      7.916      10.591     13.527     16.681     20.048
    74:20       4.037      4.393      5.578      7.903      10.574     13.505     16.653     20.015
    74:21       4.031      4.386      5.569      7.890      10.557     13.482     16.626     19.982
    74:22       4.025      4.380      5.560      7.878      10.539     13.460     16.599     19.949
    74:23       4.019      4.373      5.552      7.865      10.522     13.438     16.571     19.916
    74:24       4.013      4.366      5.543      7.852      10.505     13.416     16.544     19.883
    74:25       4.007      4.360      5.534      7.839      10.488     13.394     16.516     19.850
    74:26       4.001      4.353      5.526      7.827      10.470     13.372     16.489     19.817
    74:27       3.994      4.346      5.517      7.814      10.453     13.350     16.462     19.784
    74:28       3.988      4.339      5.508      7.801      10.436     13.328     16.434     19.751
    74:29       3.982      4.333      5.499      7.789      10.419     13.306     16.407     19.718
    74:30       3.976      4.326      5.491      7.776      10.402     13.284     16.380     19.685
    74:31       3.970      4.319      5.482      7.764      10.385     13.261     16.353     19.653
    75:00       3.964      4.313      5.473      7.751      10.368     13.240     16.325     19.620
    75:01       3.958      4.306      5.465      7.738      10.351     13.218     16.298     19.587
    75:02       3.952      4.299      5.456      7.726      10.333     13.196     16.271     19.554
    75:03       3.946      4.293      5.447      7.713      10.316     13.174     16.244     19.522
----------------------------------------------------------------------------------------------------
 Avg Life       7.683      7.121      5.738      4.166       3.166      2.500      2.037      1.699
 Duration       6.840      6.234      4.803      3.305       2.437      1.896      1.532      1.272
 First Pay      11/03      11/03      11/03      11/03       11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18        7/18       7/18       7/18       7/18
====================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307D 30 year 5.6       4:36:00 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 10
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 4PO     913,828.74      0.00000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     0.0000     10/30/03   30 year  5.51   176.40  100.0PPC     75:00
==========================================================================


====================================================================================================
    Price       PPC        PPC        PPC        PPC        PPC        PPC        PPC        PPC
                10.00      20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------
    75:04       3.940      4.286      5.439      7.701      10.299     13.152     16.217     19.489
    75:05       3.934      4.279      5.430      7.688      10.282     13.130     16.190     19.456
    75:06       3.928      4.273      5.422      7.676      10.265     13.108     16.163     19.424
    75:07       3.921      4.266      5.413      7.663      10.248     13.086     16.136     19.391
    75:08       3.915      4.259      5.404      7.650      10.231     13.064     16.109     19.359
    75:09       3.909      4.253      5.396      7.638      10.214     13.042     16.082     19.326
    75:10       3.903      4.246      5.387      7.625      10.197     13.021     16.055     19.294
    75:11       3.897      4.239      5.378      7.613      10.180     12.999     16.028     19.261
    75:12       3.891      4.233      5.370      7.600      10.163     12.977     16.001     19.229
    75:13       3.885      4.226      5.361      7.588      10.147     12.955     15.974     19.196
    75:14       3.879      4.219      5.353      7.575      10.130     12.934     15.947     19.164
    75:15       3.873      4.213      5.344      7.563      10.113     12.912     15.920     19.132
----------------------------------------------------------------------------------------------------
 Avg Life       7.683      7.121      5.738      4.166       3.166      2.500      2.037      1.699
 Duration       6.840      6.234      4.803      3.305       2.437      1.896      1.532      1.272
 First Pay      11/03      11/03      11/03      11/03       11/03      11/03      11/03      11/03
 Last Pay        7/18       7/18       7/18       7/18        7/18       7/18       7/18       7/18
====================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5A1     32,930,000.00   6.25000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     6.2500     11/28/03   30 year  6.79   357.60  300.0PSA     102:29
==========================================================================

Senior Bond, 93.94 percent of deal

==============================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
--------------------------------------------------------------------------------------------------------------
    102:13      5.790      5.619      5.427      5.212      4.971      4.705      4.434      3.840      2.231
    102:14      5.784      5.611      5.417      5.200      4.956      4.687      4.414      3.813      2.187
    102:15      5.778      5.603      5.407      5.188      4.941      4.670      4.393      3.786      2.143
    102:16      5.772      5.596      5.398      5.176      4.927      4.652      4.373      3.760      2.099
    102:17      5.766      5.588      5.388      5.164      4.912      4.635      4.353      3.733      2.055
    102:18      5.761      5.580      5.378      5.152      4.898      4.617      4.332      3.706      2.012
    102:19      5.755      5.573      5.368      5.140      4.883      4.600      4.312      3.679      1.968
    102:20      5.749      5.565      5.359      5.128      4.868      4.582      4.292      3.653      1.924
    102:21      5.743      5.558      5.349      5.116      4.854      4.565      4.271      3.626      1.881
    102:22      5.737      5.550      5.339      5.104      4.839      4.548      4.251      3.599      1.837
    102:23      5.731      5.542      5.330      5.092      4.825      4.530      4.231      3.573      1.793
    102:24      5.726      5.535      5.320      5.080      4.810      4.513      4.210      3.546      1.750
    102:25      5.720      5.527      5.310      5.068      4.796      4.495      4.190      3.520      1.706
    102:26      5.714      5.519      5.301      5.056      4.781      4.478      4.170      3.493      1.662
    102:27      5.708      5.512      5.291      5.044      4.767      4.461      4.150      3.467      1.619
    102:28      5.702      5.504      5.281      5.032      4.752      4.443      4.129      3.440      1.575
    102:29      5.697      5.497      5.272      5.020      4.738      4.426      4.109      3.413      1.532
--------------------------------------------------------------------------------------------------------------
 Avg Life       7.437      5.193      3.842      2.962      2.350      1.913      1.614      1.203      0.710
 Duration       5.227      3.980      3.138      2.536      2.085      1.743      1.495      1.140      0.696
 First Pay      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03
 Last Pay       10/33      10/33      10/33      10/33       9/33       5/11       8/09      12/07       3/06
==============================================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5A1     32,930,000.00   6.25000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

===========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
---------------------------------------------------------------------------
   --     6.2500     11/28/03   30 year  6.79   357.60  300.0PSA     102:29
===========================================================================

Senior Bond, 93.94 percent of deal

==============================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
--------------------------------------------------------------------------------------------------------------
    102:30      5.691      5.489      5.262      5.008      4.723      4.409      4.089      3.387      1.489
    102:31      5.685      5.481      5.253      4.996      4.709      4.391      4.069      3.360      1.445
    103:00      5.679      5.474      5.243      4.984      4.694      4.374      4.048      3.334      1.402
    103:01      5.674      5.466      5.233      4.973      4.680      4.357      4.028      3.308      1.359
    103:02      5.668      5.459      5.224      4.961      4.665      4.339      4.008      3.281      1.315
    103:03      5.662      5.451      5.214      4.949      4.651      4.322      3.988      3.255      1.272
    103:04      5.656      5.444      5.205      4.937      4.636      4.305      3.968      3.228      1.229
    103:05      5.651      5.436      5.195      4.925      4.622      4.287      3.948      3.202      1.185
    103:06      5.645      5.428      5.185      4.913      4.607      4.270      3.928      3.175      1.142
    103:07      5.639      5.421      5.176      4.901      4.593      4.253      3.907      3.149      1.099
    103:08      5.633      5.413      5.166      4.890      4.579      4.236      3.887      3.123      1.056
    103:09      5.628      5.406      5.157      4.878      4.564      4.218      3.867      3.096      1.013
    103:10      5.622      5.398      5.147      4.866      4.550      4.201      3.847      3.070      0.970
    103:11      5.616      5.391      5.138      4.854      4.536      4.184      3.827      3.044      0.927
    103:12      5.610      5.383      5.128      4.842      4.521      4.167      3.807      3.018      0.884
--------------------------------------------------------------------------------------------------------------
 Avg Life       7.437      5.193      3.842      2.962      2.350      1.913      1.614      1.203      0.710
 Duration       5.227      3.980      3.138      2.536      2.085      1.743      1.495      1.140      0.696
 First Pay      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03
 Last Pay       10/33      10/33      10/33      10/33       9/33       5/11       8/09      12/07       3/06
==============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5AX     1,620,012.25    6.25000       24    1.000000            -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     6.2500     11/28/03   30 year  6.79   357.60  300.0PSA     11:00
==========================================================================


=================================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    10:16       50.047     43.292     36.328     29.135     21.688     13.961     5.919      -11.281    -52.186
    10:17       49.849     43.099     36.140     28.951     21.510     13.788     5.752      -11.437    -52.313
    10:18       49.653     42.908     35.953     28.769     21.333     13.617     5.586      -11.591    -52.439
    10:19       49.459     42.717     35.767     28.589     21.158     13.446     5.421      -11.744    -52.564
    10:20       49.265     42.528     35.583     28.409     20.983     13.277     5.257      -11.896    -52.688
    10:21       49.073     42.340     35.400     28.230     20.809     13.108     5.094      -12.048    -52.811
    10:22       48.882     42.154     35.217     28.053     20.637     12.941     4.932      -12.198    -52.934
    10:23       48.692     41.968     35.036     27.877     20.465     12.775     4.771      -12.348    -53.056
    10:24       48.503     41.784     34.857     27.702     20.295     12.609     4.611      -12.496    -53.177
    10:25       48.315     41.600     34.678     27.527     20.126     12.445     4.452      -12.644    -53.298
    10:26       48.129     41.418     34.500     27.354     19.957     12.282     4.294      -12.791    -53.417
    10:27       47.944     41.237     34.323     27.182     19.790     12.120     4.137      -12.936    -53.536
    10:28       47.760     41.057     34.148     27.011     19.624     11.958     3.981      -13.081    -53.655
    10:29       47.577     40.879     33.974     26.841     19.459     11.798     3.826      -13.225    -53.772
    10:30       47.395     40.701     33.800     26.673     19.295     11.639     3.671      -13.368    -53.889
    10:31       47.214     40.524     33.628     26.505     19.132     11.480     3.518      -13.511    -54.005
    11:00       47.034     40.349     33.457     26.338     18.969     11.323     3.366      -13.652    -54.120
    11:01       46.856     40.174     33.286     26.172     18.808     11.167     3.215      -13.793    -54.235
    11:02       46.678     40.001     33.117     26.007     18.648     11.011     3.064      -13.932    -54.349
    11:03       46.501     39.828     32.949     25.844     18.489     10.857     2.914      -14.071    -54.463
-----------------------------------------------------------------------------------------------------------------
 Avg Life       7.762      5.554      4.219      3.346      2.737      2.289      1.946      1.453      0.857
 Duration       1.521      1.557      1.596      1.638      1.685      1.737      1.795      1.933      2.368
 First Pay      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03
 Last Pay       10/33      10/33      10/33       9/33       6/33       3/32       7/29       10/23      9/15
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5AX     1,620,012.25    6.25000       24    1.000000             -1.0000       --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     6.2500     11/28/03   30 year  6.79   357.60  300.0PSA     11:00
==========================================================================


===-=============================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    11:04       46.326     39.657     32.782     25.681     18.330     10.703     2.766      -14.209    -54.575
    11:05       46.152     39.487     32.616     25.519     18.173     10.550     2.618      -14.346    -54.687
    11:06       45.978     39.317     32.450     25.358     18.016     10.399     2.471      -14.483    -54.799
    11:07       45.806     39.149     32.286     25.198     17.861     10.248     2.325      -14.618    -54.909
    11:08       45.635     38.982     32.123     25.039     17.706     10.098     2.180      -14.753    -55.019
    11:09       45.464     38.815     31.961     24.881     17.553     9.949      2.036      -14.887    -55.129
    11:10       45.295     38.650     31.799     24.724     17.400     9.800      1.892      -15.020    -55.237
    11:11       45.127     38.485     31.639     24.568     17.248     9.653      1.750      -15.153    -55.345
    11:12       44.959     38.322     31.479     24.412     17.097     9.507      1.608      -15.284    -55.453
    11:13       44.793     38.159     31.321     24.258     16.947     9.361      1.467      -15.415    -55.560
    11:14       44.628     37.998     31.163     24.104     16.798     9.216      1.327      -15.545    -55.666
    11:15       44.463     37.837     31.007     23.952     16.649     9.072      1.188      -15.675    -55.772
-----------------------------------------------------------------------------------------------------------------
 Avg Life       7.762      5.554      4.219      3.346      2.737      2.289      1.946      1.453      0.857
 Duration       1.521      1.557      1.596      1.638      1.685      1.737      1.795      1.933      2.368
 First Pay      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03      12/03
 Last Pay       10/33      10/33      10/33       9/33       6/33       3/32       7/29      10/23       9/15
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5PO     0.00            0.00000       24    NaN                 -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    NaN        11/28/03   30 year  6.79   357.60  300.0PSA     1:00
==========================================================================


==================================================================================================================================
    Price       CPR          CPR          CPR          CPR          CPR          CPR          CPR          CPR          CPR
                10.00        15.00        20.00        25.00        30.00        35.00        40.00        50.00        70.00
----------------------------------------------------------------------------------------------------------------------------------
    0:16        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:17        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:18        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:19        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:20        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:21        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:22        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:23        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:24        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:25        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:26        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:27        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:28        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:29        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:30        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    0:31        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:00        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:01        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:02        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:03        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
----------------------------------------------------------------------------------------------------------------------------------
Avg Life           0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000
Duration           0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000
First Pay          12/04        12/04        12/04        12/04        12/04        12/04        12/04        12/04        12/04
Last Pay           12/03        12/03        12/03        12/03        12/03        12/03        12/03        12/03        12/03
==================================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:35 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 5PO     0.00            0.00000       24    NaN                 -1.0000        --           --         --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    NaN        11/28/03   30 year  6.79   357.60  300.0PSA     1:00
==========================================================================


==================================================================================================================================
    Price        CPR          CPR          CPR          CPR          CPR          CPR          CPR          CPR          CPR
                10.00        15.00        20.00        25.00        30.00        35.00        40.00        50.00        70.00
----------------------------------------------------------------------------------------------------------------------------------
    1:04        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:05        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:06        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:07        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:08        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:09        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:10        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:11        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:12        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:13        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:14        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
    1:15        -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000     -999.000
----------------------------------------------------------------------------------------------------------------------------------
 Avg Life          0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000
 Duration          0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000        0.000
 First Pay         12/04        12/04        12/04        12/04        12/04        12/04        12/04        12/04        12/04
 Last Pay          12/03        12/03        12/03        12/03        12/03        12/03        12/03        12/03        12/03
==================================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 5A1     32,930,000.00   6.25000       24   1.000000          -1.0000      --     --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
  --     6.2500   11/28/03  30 year  6.79   357.60  300.0PSA      102:29
==========================================================================


Senior Bond, 93.94 percent of deal

===========================================================================================================
   Price           PPC            PPC         PPC        PPC        PPC        PPC        PPC        PPC
                   10.00          20.00       50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
   102:13          6.030          5.991       5.865      5.624      5.353      5.052      4.741      4.438
   102:14          6.026          5.988       5.860      5.617      5.342      5.038      4.723      4.417
   102:15          6.023          5.984       5.855      5.609      5.332      5.025      4.706      4.397
   102:16          6.020          5.980       5.850      5.601      5.321      5.011      4.689      4.376
   102:17          6.016          5.977       5.845      5.594      5.311      4.997      4.672      4.356
   102:18          6.013          5.973       5.840      5.586      5.300      4.983      4.655      4.335
   102:19          6.010          5.969       5.835      5.579      5.290      4.970      4.638      4.315
   102:20          6.007          5.966       5.830      5.571      5.279      4.956      4.620      4.295
   102:21          6.003          5.962       5.825      5.563      5.269      4.942      4.603      4.274
   102:22          6.000          5.958       5.820      5.556      5.258      4.928      4.586      4.254
   102:23          5.997          5.955       5.815      5.548      5.248      4.915      4.569      4.234
   102:24          5.994          5.951       5.810      5.541      5.237      4.901      4.552      4.213
   102:25          5.990          5.947       5.805      5.533      5.227      4.887      4.535      4.193
   102:26          5.987          5.944       5.800      5.525      5.216      4.873      4.518      4.173
   102:27          5.984          5.940       5.795      5.518      5.206      4.860      4.501      4.152
   102:28          5.981          5.936       5.790      5.510      5.195      4.846      4.484      4.132
   102:29          5.977          5.933       5.785      5.503      5.185      4.832      4.467      4.112
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.454         13.941      9.017      5.176      3.438      2.492      1.943      1.604
 Duration          9.319          8.282       6.058      4.004      2.893      2.210      1.775      1.491
 First Pay         12/03          12/03       12/03      12/03      12/03      12/03      12/03      12/03
 Last Pay          10/33          10/33       10/33      10/33      10/33       8/33       2/10       7/08
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

=================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
-------------------------------------------------------------------------------------------------
 5A1     32,930,000.00   6.25000       24   1.000000            -1.0000    --    --          --
=================================================================================================

===============================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
-------------------------------------------------------------------------------
-         6.2500   11/28/03  30 year  6.79   357.60  300.0PSA      102:29
===============================================================================

Senior Bond, 93.94 percent of deal

===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
   102:30           5.974          5.929      5.780      5.495      5.175      4.819      4.450      4.091
   102:31           5.971          5.925      5.775      5.488      5.164      4.805      4.433      4.071
   103:00           5.968          5.922      5.770      5.480      5.154      4.791      4.416      4.051
   103:01           5.964          5.918      5.765      5.473      5.143      4.778      4.399      4.031
   103:02           5.961          5.914      5.760      5.465      5.133      4.764      4.382      4.010
   103:03           5.958          5.911      5.755      5.458      5.122      4.750      4.365      3.990
   103:04           5.955          5.907      5.750      5.450      5.112      4.737      4.348      3.970
   103:05           5.952          5.903      5.745      5.443      5.102      4.723      4.331      3.950
   103:06           5.948          5.900      5.740      5.435      5.091      4.710      4.314      3.930
   103:07           5.945          5.896      5.735      5.427      5.081      4.696      4.297      3.910
   103:08           5.942          5.893      5.730      5.420      5.070      4.682      4.280      3.889
   103:09           5.939          5.889      5.725      5.412      5.060      4.669      4.263      3.869
   103:10           5.935          5.885      5.720      5.405      5.050      4.655      4.246      3.849
   103:11           5.932          5.882      5.715      5.398      5.039      4.642      4.229      3.829
   103:12           5.929          5.878      5.710      5.390      5.029      4.628      4.212      3.809
-----------------------------------------------------------------------------------------------------------
 Avg Life           16.454         13.941     9.017     5.176       3.438      2.492      1.943      1.604
 Duration           9.319          8.282      6.058     4.004       2.893      2.210      1.775      1.491
 First Pay          12/03          12/03      12/03     12/03       12/03      12/03      12/03      12/03
 Last Pay           10/33          10/33      10/33     10/33       10/33       8/33       2/10       7/08
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------


Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
---------------------------------------------------------------------------------------------------
 5AX      1,620,012.25   6.25000      24    1.000000          -1.0000     --    --           --
===================================================================================================

=============================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
-----------------------------------------------------------------------------

  --      6.2500   11/28/03  30 year  6.79   357.60  300.0PSA      11:00
=============================================================================

===========================================================================================================
   Price           PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                   10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
-----------------------------------------------------------------------------------------------------------
   10:16           61.276         59.543     54.267     45.195     35.736     25.836     15.424      4.408
   10:17           61.071         59.338     54.063     44.993     35.537     25.638     15.228      4.215
   10:18           60.867         59.135     53.861     44.793     35.338     25.442     15.034      4.022
   10:19           60.664         58.932     53.659     44.594     35.141     25.247     14.841      3.831
   10:20           60.462         58.731     53.460     44.396     34.946     25.053     14.649      3.641
   10:21           60.262         58.531     53.261     44.199     34.751     24.861     14.458      3.452
   10:22           60.063         58.332     53.063     44.004     34.558     24.669     14.269      3.264
   10:23           59.865         58.135     52.867     43.810     34.366     24.479     14.080      3.078
   10:24           59.668         57.939     52.672     43.617     34.175     24.290     13.893      2.892
   10:25           59.473         57.744     52.478     43.425     33.985     24.102     13.707      2.708
   10:26           59.279         57.550     52.286     43.235     33.796     23.916     13.522      2.525
   10:27           59.086         57.357     52.094     43.045     33.609     23.730     13.339      2.343
   10:28           58.894         57.166     51.904     42.857     33.423     23.546     13.156      2.162
   10:29           58.703         56.976     51.715     42.670     33.237     23.362     12.975      1.982
   10:30           58.514         56.786     51.527     42.484     33.053     23.180     12.794      1.803
   10:31           58.325         56.598     51.340     42.299     32.870     22.999     12.615      1.626
   11:00           58.138         56.412     51.155     42.115     32.689     22.819     12.437      1.449
   11:01           57.952         56.226     50.970     41.933     32.508     22.640     12.260      1.274
   11:02           57.767         56.041     50.787     41.751     32.328     22.463     12.084      1.099
   11:03           57.583         55.858     50.605     41.571     32.150     22.286     11.909      0.926
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.562         14.114     9.302      5.523      3.801      2.859      2.270       1.869
 Duration          1.460          1.463      1.472      1.488      1.503      1.519      1.534       1.548
 First Pay         12/03          12/03      12/03      12/03      12/03      12/03      12/03       12/03
 Last Pay          10/33          10/33      10/33      10/33      10/33       3/33       10/29       3/25
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

=================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
-------------------------------------------------------------------------------------------------
 5AX      1,620,012.25   6.25000      24    1.000000          -1.0000        --        --    --
=================================================================================================

==============================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
------------------------------------------------------------------------------
  --     6.2500   11/28/03  30 year  6.79   357.60  300.0PSA      11:00
==============================================================================

===========================================================================================================
   Price           PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                   10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
-----------------------------------------------------------------------------------------------------------
    11:04          57.400         55.675     50.423     41.391     31.972     22.110     11.735      0.754
    11:05          57.219         55.494     50.243     41.213     31.796     21.936     11.562      0.582
    11:06          57.038         55.314     50.064     41.036     31.620     21.762     11.390      0.412
    11:07          56.858         55.135     49.886     40.860     31.446     21.589     11.219      0.242
    11:08          56.680         54.957     49.709     40.685     31.273     21.418     11.049      0.074
    11:09          56.503         54.780     49.533     40.511     31.100     21.247     10.880     -0.093
    11:10          56.326         54.604     49.358     40.338     30.929     21.078     10.712     -0.260
    11:11          56.151         54.429     49.184     40.165     30.759     20.909     10.545     -0.425
    11:12          55.977         54.255     49.012     39.994     30.590     20.742     10.379     -0.589
    11:13          55.803         54.082     48.840     39.824     30.421     20.575     10.214     -0.753
    11:14          55.631         53.910     48.669     39.655     30.254     20.409     10.050     -0.916
    11:15          55.460         53.739     48.499     39.487     30.088     20.245      9.887     -1.077
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.562         14.114     9.302      5.523      3.801      2.859      2.270       1.869
 Duration          1.460          1.463      1.472      1.488      1.503      1.519      1.534       1.548
 First Pay         12/03          12/03      12/03      12/03      12/03      12/03      12/03       12/03
 Last Pay          10/33          10/33      10/33      10/33      10/33       3/33      10/29        3/25
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

=================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
-------------------------------------------------------------------------------------------------
 5PO              0.00   0.00000       24        NaN          -1.0000     --    --          --
=================================================================================================

==============================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
------------------------------------------------------------------------------
   --     NaN      11/28/03  30 year  6.79   357.60  300.0PSA      1:00
==============================================================================

==========================================================================================================
   Price         PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                 10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------------
     0:16        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:17        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:18        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:19        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:20        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:21        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:22        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:23        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:24        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:25        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:26        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:27        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:28        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:29        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:30        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:31        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:00        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:01        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:02        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:03        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
-----------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 First Pay          12/04          12/04      12/04      12/04      12/04      12/04      12/04      12/04
 Last Pay           12/03          12/03      12/03      12/03      12/03      12/03      12/03      12/03
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALTP307E 30 year 6.5       4:40:16 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
------------------------------------------------------------------------------------------------
 5PO           0.00       0.00000   24        NaN               -1.0000   --    --           --
================================================================================================

=============================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
-----------------------------------------------------------------------------
   --     NaN      11/28/03  30 year  6.79   357.60  300.0PSA      1:00
=============================================================================

==========================================================================================================
   Price         PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                 10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------------
     1:04        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:05        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:06        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:07        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:08        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:09        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:10        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:11        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:12        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:13        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:14        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:15        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
----------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 First Pay          12/04          12/04      12/04      12/04      12/04      12/04      12/04      12/04
 Last Pay           12/03          12/03      12/03      12/03      12/03      12/03      12/03      12/03
==========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6A1     20,654,000.00   6.50000       24   1.000000           -1.0000      --      --     --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --    6.5000   10/30/03  30 year  7.44   357.26  100.0PPC      102:29
==========================================================================


Senior Bond, 92.84 percent of deal

==========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------------
   102:13           6.281          6.242      6.110      5.854      5.557      5.218      4.874      4.531
   102:14           6.278          6.238      6.105      5.846      5.546      5.203      4.856      4.509
   102:15           6.275          6.234      6.100      5.838      5.535      5.188      4.838      4.487
   102:16           6.271          6.230      6.094      5.830      5.524      5.174      4.819      4.465
   102:17           6.268          6.227      6.089      5.822      5.513      5.159      4.801      4.443
   102:18           6.265          6.223      6.084      5.815      5.502      5.144      4.783      4.421
   102:19           6.261          6.219      6.079      5.807      5.491      5.130      4.764      4.399
   102:20           6.258          6.215      6.074      5.799      5.480      5.115      4.746      4.377
   102:21           6.255          6.212      6.069      5.791      5.469      5.100      4.728      4.355
   102:22           6.251          6.208      6.064      5.783      5.458      5.086      4.709      4.333
   102:23           6.248          6.204      6.059      5.776      5.447      5.071      4.691      4.311
   102:24           6.245          6.201      6.054      5.768      5.436      5.057      4.673      4.289
   102:25           6.242          6.197      6.048      5.760      5.425      5.042      4.655      4.267
   102:26           6.238          6.193      6.043      5.752      5.415      5.027      4.636      4.245
   102:27           6.235          6.190      6.038      5.744      5.404      5.013      4.618      4.223
   102:28           6.232          6.186      6.033      5.736      5.393      4.998      4.600      4.201
   102:29           6.229          6.182      6.028      5.729      5.382      4.984      4.582      4.179
----------------------------------------------------------------------------------------------------------
 Avg Life          16.684         14.077      8.991      5.056      3.290      2.333      1.812      1.484
 Duration           9.217          8.175      5.943      3.880      2.764      2.075      1.658      1.382
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay           9/33            9/33       9/33       9/33       9/33       4/33       6/09       2/08
==========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6A1     20,654,000.00   6.50000       24   1.000000           -1.0000     --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --    6.5000   10/30/03  30 year  7.44   357.26  100.0PPC       102:29
==========================================================================

Senior Bond, 92.84 percent of deal

===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
   102:30           6.225          6.178      6.023      5.721      5.371      4.969      4.563       4.157
   102:31           6.222          6.175      6.018      5.713      5.360      4.955      4.545       4.135
   103:00           6.219          6.171      6.013      5.705      5.349      4.940      4.527       4.114
   103:01           6.215          6.167      6.008      5.698      5.338      4.926      4.509       4.092
   103:02           6.212          6.164      6.003      5.690      5.327      4.911      4.491       4.070
   103:03           6.209          6.160      5.998      5.682      5.316      4.896      4.472       4.048
   103:04           6.206          6.156      5.993      5.674      5.305      4.882      4.454       4.026
   103:05           6.202          6.153      5.987      5.667      5.294      4.867      4.436       4.005
   103:06           6.199          6.149      5.982      5.659      5.284      4.853      4.418       3.983
   103:07           6.196          6.145      5.977      5.651      5.273      4.838      4.400       3.961
   103:08           6.193          6.142      5.972      5.643      5.262      4.824      4.382       3.939
   103:09           6.189          6.138      5.967      5.636      5.251      4.810      4.364       3.918
   103:10           6.186          6.134      5.962      5.628      5.240      4.795      4.346       3.896
   103:11           6.183          6.131      5.957      5.620      5.229      4.781      4.328       3.874
   103:12           6.180          6.127      5.952      5.612      5.218      4.766      4.309       3.853
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.684         14.077      8.991      5.056      3.290      2.333      1.812       1.484
 Duration           9.217          8.175      5.943      3.880      2.764      2.075      1.658       1.382
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03
 Last Pay           9/33            9/33       9/33       9/33       9/33       4/33       6/09        2/08
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6AX      1,775,140.36   6.50000       24   1.000000          -1.0000      --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --    6.5000   10/30/03  30 year  7.44   357.26  100.0PPC       11:28
==========================================================================


==========================================================================================================
   Price            PPC            PPC       PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00     50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------------
    11:12          58.655         56.832     51.277     41.710     31.710     21.212     10.133     -1.639
    11:13          58.474         56.652     51.099     41.535     31.538     21.044      9.968     -1.800
    11:14          58.294         56.473     50.922     41.361     31.368     20.877      9.804     -1.961
    11:15          58.115         56.294     50.745     41.188     31.198     20.710      9.641     -2.120
    11:16          57.937         56.117     50.570     41.016     31.029     20.545      9.479     -2.279
    11:17          57.761         55.941     50.396     40.845     30.861     20.380      9.318     -2.437
    11:18          57.585         55.766     50.223     40.675     30.694     20.216      9.157     -2.593
    11:19          57.410         55.592     50.050     40.505     30.528     20.054      8.998     -2.749
    11:20          57.236         55.418     49.879     40.337     30.363     19.892      8.840     -2.904
    11:21          57.064         55.246     49.709     40.170     30.199     19.731      8.682     -3.058
    11:22          56.892         55.075     49.539     40.004     30.036     19.571      8.526     -3.212
    11:23          56.721         54.905     49.371     39.838     29.874     19.412      8.370     -3.364
    11:24          56.551         54.736     49.203     39.674     29.713     19.254      8.215     -3.515
    11:25          56.382         54.567     49.037     39.511     29.552     19.097      8.061     -3.666
    11:26          56.214         54.400     48.871     39.348     29.393     18.941      7.908     -3.816
    11:27          56.047         54.234     48.707     39.186     29.234     18.785      7.756     -3.965
    11:28          55.881         54.068     48.543     39.026     29.077     18.631      7.605     -4.113
    11:29          55.716         53.904     48.380     38.866     28.920     18.477      7.454     -4.260
    11:30          55.552         53.740     48.218     38.707     28.764     18.324      7.304     -4.407
    11:31          55.388         53.577     48.057     38.549     28.609     18.172      7.156     -4.552
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.933         14.378     9.380      5.487      3.729      2.771       2.176      1.769
 Duration          1.522          1.527      1.544      1.572      1.603      1.635       1.670      1.707
 First Pay         11/03          11/03      11/03      11/03      11/03      11/03       11/03      11/03
 Last Pay           9/33           9/33       9/33       9/33       8/33       2/33       11/29       4/25
===========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6AX      1,775,140.36   6.50000       24   1.000000          -1.0000      --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --     6.5000   10/30/03  30 year  7.44   357.26  100.0PPC      11:28
==========================================================================

===========================================================================================================
   Price           PPC            PPC        PPC        PPC        PPC        PPC         PPC        PPC
                   10.00          20.00      50.00      100.00     150.00     200.00      250.00     300.00
-----------------------------------------------------------------------------------------------------------
    12:00          55.226         53.415     47.897     38.392     28.455     18.021      7.008      -4.697
    12:01          55.065         53.254     47.738     38.235     28.301     17.871      6.860      -4.841
    12:02          54.904         53.094     47.579     38.080     28.149     17.721      6.714      -4.984
    12:03          54.744         52.935     47.422     37.925     27.997     17.573      6.568      -5.127
    12:04          54.585         52.777     47.265     37.771     27.846     17.425      6.424      -5.269
    12:05          54.427         52.619     47.109     37.618     27.696     17.278      6.280      -5.409
    12:06          54.270         52.463     46.955     37.466     27.547     17.132      6.136      -5.550
    12:07          54.114         52.307     46.800     37.315     27.399     16.986      5.994      -5.689
    12:08          53.958         52.152     46.647     37.165     27.251     16.842      5.852      -5.828
    12:09          53.804         51.998     46.495     37.015     27.104     16.698      5.711      -5.966
    12:10          53.650         51.845     46.343     36.866     26.958     16.555      5.571      -6.103
    12:11          53.497         51.692     46.192     36.718     26.813     16.412      5.432      -6.239
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.933         14.378     9.380      5.487      3.729      2.771       2.176       1.769
 Duration          1.522          1.527      1.544      1.572      1.603      1.635       1.670       1.707
 First Pay         11/03          11/03      11/03      11/03      11/03      11/03       11/03       11/03
 Last Pay          9/33           9/33       9/33       9/33       8/33       2/33        11/29       4/25
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
6PO               0.00   0.00000      24         NaN          -1.0000      --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --     NaN      10/30/03  30 year  7.44   357.26  100.0PPC        1:00
==========================================================================


===========================================================================================================
   Price         PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                 10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
     0:16        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:17        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:18        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:19        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:20        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:21        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:22        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:23        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:24        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:25        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:26        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:27        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:28        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:29        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:30        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     0:31        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:00        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:01        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:02        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:03        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
-----------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 First Pay          11/04          11/04      11/04      11/04      11/04      11/04      11/04      11/04
 Last Pay           11/03          11/03      11/03      11/03      11/03      11/03      11/03      11/03
===========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:19 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
6PO               0.00   0.00000      24         NaN          -1.0000      --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
   --       NaN    10/30/03  30 year  7.44   357.26  100.0PPC        1:00
==========================================================================


==========================================================================================================
   Price         PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                 10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
----------------------------------------------------------------------------------------------------------
     1:04        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:05        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:06        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:07        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:08        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:09        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:10        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:11        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:12        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:13        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:14        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
     1:15        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000   -999.000
-----------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000      0.000
 First Pay          11/04          11/04      11/04      11/04      11/04      11/04      11/04      11/04
 Last Pay           11/03          11/03      11/03      11/03      11/03      11/03      11/03      11/03
===========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6A1     20,654,000.00   6.50000       24   1.000000           -1.0000      --      --      --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      6.5000   10/30/03  30 year  7.44   357.26  100.0PPC      102:29
==========================================================================


Senior Bond, 92.84 percent of deal

=======================================================================================================================
   Price            CPR            CPR        CPR        CPR        CPR        CPR        CPR         CPR         CPR
                    10.00          15.00      20.00      25.00      30.00      35.00      40.00       50.00       70.00
-----------------------------------------------------------------------------------------------------------------------
     102:13         6.036          5.859      5.658      5.432      5.175      4.901      4.621       4.002       2.319
     102:14         6.030          5.851      5.649      5.420      5.160      4.883      4.600       3.975       2.274
     102:15         6.024          5.843      5.639      5.407      5.145      4.864      4.579       3.947       2.228
     102:16         6.018          5.835      5.629      5.395      5.130      4.846      4.558       3.919       2.183
     102:17         6.012          5.828      5.619      5.383      5.114      4.828      4.537       3.892       2.138
     102:18         6.006          5.820      5.609      5.370      5.099      4.810      4.516       3.864       2.092
     102:19         6.000          5.812      5.599      5.358      5.084      4.792      4.495       3.837       2.047
     102:20         5.994          5.804      5.589      5.346      5.069      4.774      4.474       3.809       2.002

     102:21         5.988          5.797      5.579      5.333      5.054      4.756      4.453       3.782       1.957
     102:22         5.982          5.789      5.569      5.321      5.039      4.738      4.432       3.754       1.911
     102:23         5.977          5.781      5.559      5.309      5.024      4.720      4.411       3.727       1.866
     102:24         5.971          5.773      5.549      5.297      5.009      4.703      4.390       3.699       1.821
     102:25         5.965          5.766      5.540      5.284      4.994      4.685      4.369       3.672       1.776
     102:26         5.959          5.758      5.530      5.272      4.979      4.667      4.348       3.644       1.731
     102:27         5.953          5.750      5.520      5.260      4.964      4.649      4.327       3.617       1.686
     102:28         5.947          5.742      5.510      5.247      4.949      4.631      4.306       3.590       1.641
     102:29         5.941          5.735      5.500      5.235      4.934      4.613      4.286       3.562       1.596
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           7.441          5.153      3.782      2.892      2.275      1.857      1.568       1.167       0.687
 Duration           5.154          3.912      3.071      2.469      2.018      1.689      1.449       1.105       0.672
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
 Last Pay            9/33           9/33       9/33       9/33       7/33       7/10       1/09        8/07        1/06
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6A1     20,654,000.00   6.50000       24   1.000000           -1.0000      --      --      --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      6.5000   10/30/03  30 year  7.44   357.26  100.0PPC      102:29
==========================================================================

Senior Bond, 92.84 percent of deal

=======================================================================================================================
   Price            CPR            CPR        CPR        CPR        CPR        CPR        CPR         CPR         CPR
                    10.00          15.00      20.00      25.00      30.00      35.00      40.00       50.00       70.00
-----------------------------------------------------------------------------------------------------------------------
     102:30         5.936          5.727      5.490      5.223      4.919      4.595      4.265       3.535       1.551
     102:31         5.930          5.719      5.481      5.211      4.904      4.577      4.244       3.508       1.506
     103:00         5.924          5.711      5.471      5.199      4.889      4.559      4.223       3.480       1.461
     103:01         5.918          5.704      5.461      5.186      4.874      4.541      4.202       3.453       1.417
     103:02         5.912          5.696      5.451      5.174      4.859      4.524      4.181       3.426       1.372
     103:03         5.906          5.688      5.441      5.162      4.844      4.506      4.161       3.399       1.327
     103:04         5.900          5.681      5.432      5.150      4.829      4.488      4.140       3.371       1.282
     103:05         5.895          5.673      5.422      5.138      4.815      4.470      4.119       3.344       1.238
     103:06         5.889          5.665      5.412      5.125      4.800      4.452      4.098       3.317       1.193
     103:07         5.883          5.658      5.402      5.113      4.785      4.435      4.078       3.290       1.148
     103:08         5.877          5.650      5.392      5.101      4.770      4.417      4.057       3.262       1.104
     103:09         5.871          5.642      5.383      5.089      4.755      4.399      4.036       3.235       1.059
     103:10         5.865          5.635      5.373      5.077      4.740      4.381      4.016       3.208       1.015
     103:11         5.860          5.627      5.363      5.065      4.725      4.364      3.995       3.181       0.970
     103:12         5.854          5.619      5.353      5.053      4.710      4.346      3.974       3.154       0.926
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           7.441          5.153      3.782      2.892      2.275      1.857      1.568       1.167       0.687
 Duration           5.154          3.912      3.071      2.469      2.018      1.689      1.449       1.105       0.672
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
 Last Pay            9/33           9/33       9/33       9/33       7/33       7/10       1/09        8/07        1/06
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 6A1     1,775,140.36    6.50000       24   1.000000           -1.0000      --      --      --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      6.5000   10/30/03  30 year  7.44   357.26  100.0PPC      11:28
==========================================================================


=======================================================================================================================
   Price           CPR            CPR        CPR        CPR        CPR        CPR         CPR       CPR         CPR
                   10.00          15.00      20.00      25.00      30.00      35.00       40.00     50.00       70.00
-----------------------------------------------------------------------------------------------------------------------
    11:12          47.581         40.862     33.936     26.783     19.379     11.696      3.702     -13.393     -54.029
    11:13          47.407         40.693     33.771     26.622     19.222     11.544      3.555     -13.529     -54.140
    11:14          47.235         40.524     33.606     26.461     19.066     11.393      3.409     -13.665     -54.250
    11:15          47.063         40.356     33.443     26.302     18.912     11.243      3.264     -13.800     -54.360
    11:16          46.892         40.189     33.280     26.144     18.758     11.094      3.119     -13.933     -54.469
    11:17          46.722         40.023     33.118     25.986     18.605     10.946      2.976     -14.067     -54.577
    11:18          46.553         39.859     32.957     25.830     18.453     10.798      2.833     -14.199     -54.685
    11:19          46.385         39.695     32.797     25.674     18.301     10.651      2.691     -14.331     -54.792

    11:20          46.219         39.532     32.639     25.519     18.151     10.506      2.550     -14.461     -54.898
    11:21          46.053         39.370     32.480     25.366     18.001     10.361      2.410     -14.591     -55.004
    11:22          45.888         39.208     32.323     25.213     17.853     10.216      2.270     -14.721     -55.109
    11:23          45.723         39.048     32.167     25.060     17.705     10.073      2.132     -14.849     -55.214
    11:24          45.560         38.889     32.012     24.909     17.558      9.930      1.994     -14.977     -55.318
    11:25          45.398         38.730     31.857     24.759     17.412      9.789      1.857     -15.104     -55.421
    11:26          45.237         38.573     31.704     24.609     17.266      9.648      1.720     -15.231     -55.524
    11:27          45.076         38.416     31.551     24.460     17.122      9.508      1.585     -15.356     -55.627

    11:28          44.917         38.260     31.399     24.313     16.978      9.368      1.450     -15.481     -55.728
    11:29          44.758         38.106     31.248     24.166     16.835      9.230      1.316     -15.606     -55.830
    11:30          44.600         37.951     31.098     24.019     16.693      9.092      1.183     -15.729     -55.930
    11:31          44.444         37.798     30.948     23.874     16.552      8.955      1.050     -15.852     -56.030
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           7.873          5.610      4.249      3.363      2.746      2.293      1.947       1.451       0.853
 Duration           1.584          1.623      1.664      1.709      1.759      1.814      1.875       2.022       2.484
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
 Last Pay            9/33           9/33       9/33       8/33       5/33       3/32       9/29       12/23        9/15
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
6AX        1,775,140.36  6.50000      24             1.000000 -1.0000      --    --          --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      6.5000   10/30/03  30 year  7.44   357.26  100.0PPC       11:28
==========================================================================


=======================================================================================================================
   Price           CPR            CPR        CPR        CPR        CPR         CPR        CPR        CPR        CPR
                   10.00          15.00      20.00      25.00      30.00       35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------------
    12:00          44.288         37.646     30.800     23.729     16.411      8.819      0.918     -15.975     -56.130
    12:01          44.132         37.494     30.652     23.585     16.272      8.683      0.787     -16.096     -56.229
    12:02          43.978         37.344     30.505     23.442     16.133      8.548      0.657     -16.217     -56.327
    12:03          43.825         37.194     30.359     23.300     15.994      8.414      0.527     -16.337     -56.425
    12:04          43.672         37.045     30.214     23.159     15.857      8.281      0.398     -16.457     -56.523
    12:05          43.520         36.897     30.069     23.018     15.720      8.148      0.270     -16.576     -56.619
    12:06          43.369         36.749     29.925     22.878     15.584      8.016      0.142     -16.694     -56.716
    12:07          43.219         36.603     29.782     22.739     15.449      7.885      0.016     -16.812     -56.812
    12:08          43.070         36.457     29.640     22.600     15.314      7.755     -0.111     -16.929     -56.907
    12:09          42.921         36.312     29.499     22.463     15.181      7.625     -0.236     -17.045     -57.002
    12:10          42.774         36.168     29.358     22.326     15.048      7.496     -0.361     -17.161     -57.096
    12:11          42.627         36.024     29.218     22.190     14.915      7.368     -0.485     -17.276     -57.190
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           7.873          5.610      4.249      3.363      2.746      2.293      1.947       1.451       0.853
 Duration           1.584          1.623      1.664      1.709      1.759      1.814      1.875       2.022       2.484
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
 Last Pay            9/33           9/33       9/33       8/33       5/33       3/32       9/29       12/23        9/15
========================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
6PO              0.00    0.00000      24        NaN           -1.0000        --    --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      NaN     10/30/03  30 year  7.44   357.26  100.0PPC       1:00
==========================================================================


=======================================================================================================================
   Price         CPR            CPR        CPR        CPR        CPR        CPR        CPR         CPR         CPR
                 10.00          15.00      20.00      25.00      30.00      35.00      40.00       50.00       70.00
-----------------------------------------------------------------------------------------------------------------------
     0:16        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:17        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:18        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:19        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:20        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:21        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:22        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:23        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:24        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:25        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:26        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:27        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:28        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:29        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:30        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     0:31        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:00        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:01        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:02        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:03        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000       0.000       0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000       0.000       0.000
 First Pay          11/04          11/04      11/04      11/04      11/04      11/04      11/04       11/04       11/04
 Last Pay           11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307F 30 year 9.4       4:41:41 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
6PO              0.00    0.00000      24        NaN           -1.0000        --    --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      NaN     10/30/03  30 year  7.44   357.26  100.0PPC       1:00
==========================================================================

=======================================================================================================================
   Price         CPR            CPR        CPR        CPR        CPR        CPR        CPR         CPR         CPR
                 10.00          15.00      20.00      25.00      30.00      35.00      40.00       50.00       70.00
-----------------------------------------------------------------------------------------------------------------------
     1:04        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:05        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:06        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:07        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:08        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:09        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:10        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:11        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:12        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:13        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:14        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
     1:15        -999.000       -999.000   -999.000   -999.000   -999.000   -999.000   -999.000    -999.000    -999.000
-----------------------------------------------------------------------------------------------------------------------
 Avg Life           0.000          0.000      0.000      0.000      0.000      0.000      0.000       0.000       0.000
 Duration           0.000          0.000      0.000      0.000      0.000      0.000      0.000       0.000       0.000
 First Pay          11/04          11/04      11/04      11/04      11/04      11/04      11/04       11/04       11/04
 Last Pay           11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03       11/03
=======================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 7PM     42,905,882.00   8.00000       24  1.000000           -1.0000      --     --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      8.0000    10/30/03   30 year  6.16  357.09  100.0PPC    110:12
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
   109:28           6.292          5.700      4.703      4.700      3.820      2.700      1.492       0.218
   109:29           6.287          5.693      4.694      4.691      3.808      2.685      1.473       0.196
   109:30           6.282          5.686      4.684      4.681      3.796      2.670      1.455       0.174
   109:31           6.277          5.679      4.675      4.672      3.784      2.655      1.436       0.152
   110:00           6.272          5.673      4.665      4.662      3.772      2.640      1.418       0.130
   110:01           6.266          5.666      4.656      4.653      3.760      2.624      1.399       0.108
   110:02           6.261          5.659      4.646      4.643      3.748      2.609      1.381       0.086
   110:03           6.256          5.652      4.637      4.634      3.736      2.594      1.362       0.064
   110:04           6.251          5.646      4.627      4.624      3.724      2.579      1.344       0.042
   110:05           6.246          5.639      4.618      4.615      3.712      2.564      1.326       0.020
   110:06           6.241          5.632      4.609      4.605      3.700      2.549      1.307      -0.001
   110:07           6.236          5.626      4.599      4.596      3.688      2.534      1.289      -0.023
   110:08           6.231          5.619      4.590      4.586      3.676      2.519      1.270      -0.045
   110:09           6.226          5.612      4.580      4.577      3.664      2.504      1.252      -0.067
   110:10           6.221          5.605      4.571      4.568      3.652      2.489      1.234      -0.089
   110:11           6.216          5.599      4.561      4.558      3.640      2.474      1.215      -0.111
   110:12           6.211          5.592      4.552      4.549      3.628      2.459      1.197      -0.133
   110:13           6.206          5.585      4.543      4.539      3.616      2.444      1.178      -0.155
   110:14           6.200          5.579      4.533      4.530      3.604      2.429      1.160      -0.176
   110:15           6.195          5.572      4.524      4.520      3.592      2.414      1.142      -0.198
-----------------------------------------------------------------------------------------------------------
 Avg Life           7.895          5.363      3.482      3.479      2.633      2.025      1.622       1.340
 Duration           5.559          4.205      2.987      2.984      2.359      1.871      1.532       1.288
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03
 Last Pay           11/19           7/15      11/11      11/11       9/08       5/07       7/06        1/06
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 7PM     42,905,882.00   8.00000       24  1.000000           -1.0000      --     --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      8.0000    10/30/03   30 year  6.16  357.09  100.0PPC    110:12
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
   110:16           6.190          5.565      4.514      4.511      3.581      2.398      1.123      -0.220
   110:17           6.185          5.559      4.505      4.502      3.569      2.383      1.105      -0.242
   110:18           6.180          5.552      4.495      4.492      3.557      2.368      1.087      -0.264
   110:19           6.175          5.545      4.486      4.483      3.545      2.353      1.068      -0.286
   110:20           6.170          5.539      4.477      4.473      3.533      2.338      1.050      -0.307
   110:21           6.165          5.532      4.467      4.464      3.521      2.323      1.032      -0.329
   110:22           6.160          5.525      4.458      4.455      3.509      2.308      1.013      -0.351
   110:23           6.155          5.519      4.449      4.445      3.497      2.294      0.995      -0.373
   110:24           6.150          5.512      4.439      4.436      3.485      2.279      0.977      -0.394
   110:25           6.145          5.505      4.430      4.426      3.474      2.264      0.959      -0.416
   110:26           6.140          5.499      4.420      4.417      3.462      2.249      0.940      -0.438
   110:27           6.135          5.492      4.411      4.408      3.450      2.234      0.922      -0.460
-----------------------------------------------------------------------------------------------------------
 Avg Life           7.895          5.363      3.482      3.479      2.633      2.025      1.622       1.340
 Duration           5.559          4.205      2.987      2.984      2.359      1.871      1.532       1.288
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03
 Last Pay           11/19           7/15      11/11      11/11       9/08       5/07       7/06        1/06
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index   Value      Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PA      48,269,118.00   3.75000      24    1.000000           -1.0000     --     --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     3.7500    10/30/03  30 year   6.16  357.09   100.0PPC    99:29
==========================================================================


============================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
------------------------------------------------------------------------------------------------------------
    99:13           3.833          3.854      3.889      3.890      3.921      3.960      4.003       4.049
    99:14           3.828          3.847      3.879      3.880      3.908      3.944      3.983       4.024
    99:15           3.823          3.840      3.869      3.869      3.895      3.927      3.962       4.000
    99:16           3.818          3.834      3.859      3.859      3.882      3.911      3.942       3.975
    99:17           3.814          3.827      3.849      3.849      3.869      3.895      3.922       3.951
    99:18           3.809          3.820      3.839      3.839      3.856      3.878      3.901       3.926
    99:19           3.804          3.813      3.829      3.829      3.844      3.862      3.881       3.902
    99:20           3.799          3.807      3.819      3.819      3.831      3.845      3.861       3.877
    99:21           3.794          3.800      3.809      3.809      3.818      3.829      3.840       3.853
    99:22           3.789          3.793      3.799      3.799      3.805      3.812      3.820       3.828
    99:23           3.784          3.786      3.789      3.789      3.792      3.796      3.800       3.804
    99:24           3.779          3.779      3.779      3.779      3.779      3.779      3.779       3.779
    99:25           3.775          3.773      3.769      3.769      3.767      3.763      3.759       3.755
    99:26           3.770          3.766      3.759      3.759      3.754      3.747      3.739       3.731
    99:27           3.765          3.759      3.749      3.749      3.741      3.730      3.719       3.706
    99:28           3.760          3.752      3.740      3.739      3.728      3.714      3.698       3.682
    99:29           3.755          3.746      3.730      3.730      3.715      3.697      3.678       3.657
    99:30           3.750          3.739      3.720      3.720      3.703      3.681      3.658       3.633
    99:31           3.745          3.732      3.710      3.710      3.690      3.665      3.637       3.609
    100:00          3.741          3.725      3.700      3.700      3.677      3.648      3.617       3.584
 -----------------------------------------------------------------------------------------------------------
 Avg Life           7.895          5.363      3.482      3.479      2.633      2.025      1.622       1.340
 Duration           6.426          4.616      3.133      3.130      2.436      1.903      1.540       1.281
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03
 Last Pay           11/19           7/15      11/11      11/11       9/08       5/07       7/06        1/06
============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PA      48,269,118.00   3.75000      24    1.000000           -1.0000     --     --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     3.7500    10/30/03  30 year  6.16  357.09   100.0PPC    99:29
==========================================================================


============================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
------------------------------------------------------------------------------------------------------------
   100:01           3.736          3.719      3.690      3.690      3.664      3.632      3.597       3.560
   100:02           3.731          3.712      3.680      3.680      3.651      3.616      3.577       3.536
   100:03           3.726          3.705      3.670      3.670      3.639      3.599      3.557       3.512
   100:04           3.721          3.698      3.660      3.660      3.626      3.583      3.536       3.487
   100:05           3.716          3.692      3.650      3.650      3.613      3.567      3.516       3.463
   100:06           3.712          3.685      3.640      3.640      3.600      3.550      3.496       3.439
   100:07           3.707          3.678      3.630      3.630      3.588      3.534      3.476       3.415
   100:08           3.702          3.671      3.620      3.620      3.575      3.518      3.456       3.390
   100:09           3.697          3.665      3.610      3.610      3.562      3.501      3.436       3.366
   100:10           3.692          3.658      3.601      3.600      3.549      3.485      3.415       3.342
   100:11           3.687          3.651      3.591      3.591      3.537      3.469      3.395       3.318
   100:12           3.683          3.645      3.581      3.581      3.524      3.452      3.375       3.294
 ----------------------------------------------------------------------------------------------------------
 Avg Life           7.895          5.363      3.482      3.479      2.633      2.025      1.622       1.340
 Duration           6.426          4.616      3.133      3.130      2.436      1.903      1.540       1.281
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03      11/03       11/03
 Last Pay           11/19           7/15      11/11      11/11       9/08       5/07       7/06        1/06
============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 7PB      8,110,000.00   5.75000     24     1.000000          -1.0000      --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500    10/30/03  30 year    6.16  357.09  100.0PPC     100:02
==========================================================================


============================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
------------------------------------------------------------------------------------------------------------
    99:18           5.824          5.826      5.827      5.827      5.832      5.836      5.840       5.845
    99:19           5.821          5.822      5.823      5.823      5.825      5.826      5.828       5.830
    99:20           5.819          5.818      5.818      5.818      5.817      5.817      5.816       5.815
    99:21           5.816          5.815      5.814      5.814      5.810      5.807      5.804       5.801
    99:22           5.813          5.811      5.809      5.809      5.803      5.798      5.792       5.786
    99:23           5.810          5.807      5.805      5.805      5.796      5.788      5.780       5.771
    99:24           5.807          5.804      5.800      5.800      5.789      5.779      5.768       5.757
    99:25           5.804          5.800      5.796      5.796      5.782      5.770      5.756       5.742
    99:26           5.801          5.797      5.792      5.792      5.775      5.760      5.744       5.727
    99:27           5.798          5.793      5.787      5.787      5.768      5.751      5.733       5.713
    99:28           5.795          5.789      5.783      5.783      5.761      5.741      5.721       5.698
    99:29           5.792          5.786      5.778      5.778      5.754      5.732      5.709       5.683
    99:30           5.789          5.782      5.774      5.774      5.746      5.722      5.697       5.669
    99:31           5.786          5.779      5.769      5.769      5.739      5.713      5.685       5.654
   100:00           5.783          5.775      5.765      5.765      5.732      5.704      5.673       5.639
   100:01           5.780          5.771      5.761      5.761      5.725      5.694      5.661       5.625
   100:02           5.777          5.768      5.756      5.756      5.718      5.685      5.649       5.610
   100:03           5.774          5.764      5.752      5.752      5.711      5.675      5.637       5.595
   100:04           5.771          5.761      5.747      5.747      5.704      5.666      5.625       5.581
   100:05           5.768          5.757      5.743      5.743      5.697      5.657      5.614       5.566
 -----------------------------------------------------------------------------------------------------------
 Avg Life           16.733        12.393      9.355      9.355      5.222      3.773      2.916       2.331
 Duration           10.484         8.642      7.041      7.041      4.395      3.305      2.616       2.126
 First Pay           11/19          7/15      11/11      11/11       9/08       5/07       7/06        1/06
 Last Pay             3/21         11/16      12/14      12/14       6/09      10/07      11/06        4/06
============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
 7PB      8,110,000.00   5.75000     24     1.000000          -1.0000      --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500    10/30/03  30 year    6.16  357.09  100.0PPC     100:02
==========================================================================


============================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
------------------------------------------------------------------------------------------------------------
   100:06           5.765          5.753      5.738      5.738      5.690      5.647      5.602       5.552
   100:07           5.762          5.750      5.734      5.734      5.683      5.638      5.590       5.537
   100:08           5.759          5.746      5.730      5.730      5.676      5.628      5.578       5.522
   100:09           5.756          5.743      5.725      5.725      5.669      5.619      5.566       5.508

   100:10           5.753          5.739      5.721      5.721      5.662      5.610      5.554       5.493
   100:11           5.750          5.736      5.716      5.716      5.655      5.600      5.542       5.479
   100:12           5.747          5.732      5.712      5.712      5.648      5.591      5.531       5.464
   100:13           5.744          5.728      5.708      5.708      5.640      5.581      5.519       5.450
   100:14           5.741          5.725      5.703      5.703      5.633      5.572      5.507       5.435
   100:15           5.738          5.721      5.699      5.699      5.626      5.563      5.495       5.420
   100:16           5.735          5.718      5.694      5.694      5.619      5.553      5.483       5.406
   100:17           5.733          5.714      5.690      5.690      5.612      5.544      5.471       5.391
 -----------------------------------------------------------------------------------------------------------
 Avg Life          16.733         12.393      9.355      9.355      5.222      3.773      2.916       2.331
 Duration          10.484          8.642      7.041      7.041      4.395      3.305      2.616       2.126
 First Pay          11/19           7/15      11/11      11/11       9/08       5/07       7/06        1/06
 Last Pay            3/21          11/16      12/14      12/14       6/09      10/07      11/06        4/06
============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PC       7,203,000.00   5.75000      24    1.000000          -1.0000      --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500    10/30/03  30 year    6.16  357.09  100.0PPC      99:25
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    99:09           5.850          5.853      5.854      5.854      5.886      5.912      5.936      5.963
    99:10           5.847          5.850      5.851      5.851      5.880      5.903      5.925      5.949
    99:11           5.844          5.847      5.847      5.847      5.874      5.894      5.914      5.936
    99:12           5.841          5.844      5.844      5.844      5.867      5.886      5.903      5.923
    99:13           5.838          5.840      5.841      5.841      5.861      5.877      5.892      5.909
    99:14           5.835          5.837      5.838      5.838      5.855      5.869      5.882      5.896
    99:15           5.833          5.834      5.834      5.834      5.849      5.860      5.871      5.883
    99:16           5.830          5.831      5.831      5.831      5.843      5.851      5.860      5.869
    99:17           5.827          5.828      5.828      5.828      5.836      5.843      5.849      5.856
    99:18           5.824          5.825      5.825      5.825      5.830      5.834      5.838      5.842
    99:19           5.821          5.822      5.822      5.822      5.824      5.826      5.827      5.829
    99:20           5.819          5.818      5.818      5.818      5.818      5.817      5.816      5.816
    99:21           5.816          5.815      5.815      5.815      5.811      5.808      5.806      5.802
    99:22           5.813          5.812      5.812      5.812      5.805      5.800      5.795      5.789
    99:23           5.810          5.809      5.809      5.809      5.799      5.791      5.784      5.776
    99:24           5.807          5.806      5.806      5.806      5.793      5.783      5.773      5.762

    99:25           5.805          5.803      5.802      5.802      5.787      5.774      5.762      5.749
    99:26           5.802          5.800      5.799      5.799      5.780      5.766      5.751      5.736
    99:27           5.799          5.797      5.796      5.796      5.774      5.757      5.741      5.722
    99:28           5.796          5.793      5.793      5.793      5.768      5.748      5.730      5.709
 ----------------------------------------------------------------------------------------------------------
 Avg Life          18.598         15.706     15.246     15.246      6.124      4.209      3.242      2.586
 Duration          11.107          9.972      9.754      9.754      5.026      3.640      2.880      2.340
 First Pay           3/21          11/16      12/14      12/14       6/09      10/07      11/06       4/06
 Last Pay            9/33           9/33       9/33       9/33       7/10       4/08       3/07       7/06
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PC       7,203,000.00   5.75000      24    1.000000          -1.0000      --      --         --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500    10/30/03  30 year    6.16  357.09  100.0PPC      99:25
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    99:29           5.793          5.790      5.790      5.790      5.762      5.740      5.719      5.696
    99:30           5.790          5.787      5.786      5.786      5.756      5.731      5.708      5.682
    99:31           5.788          5.784      5.783      5.783      5.749      5.723      5.697      5.669
   100:00           5.785          5.781      5.780      5.780      5.743      5.714      5.687      5.656

   100:01           5.782          5.778      5.777      5.777      5.737      5.706      5.676      5.643
   100:02           5.779          5.775      5.774      5.774      5.731      5.697      5.665      5.629
   100:03           5.777          5.772      5.771      5.771      5.725      5.689      5.654      5.616
   100:04           5.774          5.769      5.767      5.767      5.718      5.680      5.643      5.603
   100:05           5.771          5.765      5.764      5.764      5.712      5.672      5.633      5.590
   100:06           5.768          5.762      5.761      5.761      5.706      5.663      5.622      5.576
   100:07           5.765          5.759      5.758      5.758      5.700      5.655      5.611      5.563
   100:08           5.763          5.756      5.755      5.755      5.694      5.646      5.600      5.550
 ----------------------------------------------------------------------------------------------------------
 Avg Life          18.598         15.706     15.246     15.246      6.124      4.209      3.242      2.586
 Duration          11.107          9.972      9.754      9.754      5.026      3.640      2.880      2.340
 First Pay           3/21          11/16      12/14      12/14       6/09      10/07      11/06       4/06
 Last Pay            9/33           9/33       9/33       9/33       7/10       4/08       3/07       7/06
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 9
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
C600     70,475,833.00  6.00000      24     1.000000          -1.0000      --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      6.0000    10/30/03   30 year   6.16  357.09  100.0PPC      97:26
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    97:10           6.263          6.276      6.393      7.158      8.160      9.000      9.781      10.524
    97:11           6.260          6.273      6.389      7.143      8.130      8.959      9.729      10.462
    97:12           6.258          6.271      6.384      7.128      8.101      8.918      9.677      10.399
    97:13           6.255          6.268      6.380      7.113      8.072      8.878      9.626      10.337
    97:14           6.253          6.265      6.375      7.098      8.043      8.837      9.574      10.275
    97:15           6.250          6.262      6.371      7.083      8.014      8.796      9.522      10.213
    97:16           6.247          6.259      6.367      7.068      7.986      8.755      9.471      10.151
    97:17           6.245          6.257      6.362      7.053      7.957      8.715      9.419      10.089
    97:18           6.242          6.254      6.358      7.038      7.928      8.674      9.367      10.027
    97:19           6.240          6.251      6.353      7.023      7.899      8.633      9.316      9.965
    97:20           6.237          6.248      6.349      7.008      7.870      8.593      9.264      9.903
    97:21           6.234          6.246      6.345      6.993      7.841      8.552      9.213      9.841
    97:22           6.232          6.243      6.340      6.978      7.812      8.512      9.162      9.779
    97:23           6.229          6.240      6.336      6.963      7.783      8.471      9.110      9.718
    97:24           6.227          6.237      6.331      6.948      7.754      8.431      9.059      9.656
    97:25           6.224          6.234      6.327      6.933      7.726      8.390      9.007      9.594
    97:26           6.222          6.232      6.323      6.918      7.697      8.350      8.956      9.532
    97:27           6.219          6.229      6.318      6.903      7.668      8.309      8.905      9.471
    97:28           6.216          6.226      6.314      6.888      7.639      8.269      8.854      9.409
    97:29           6.214          6.223      6.309      6.873      7.610      8.229      8.802      9.348
 ----------------------------------------------------------------------------------------------------------
 Avg Life           24.388         21.523     11.628     2.511      1.204      0.847      0.665      0.553
 Duration           12.284         11.489     7.246      2.122      1.104      0.786      0.620      0.516
 First Pay          3/22           6/17       6/04       11/03      11/03      11/03      11/03      11/03
 Last Pay           9/33           9/33       9/33       8/33       4/06       5/05       1/05       10/04
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 10
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
C600     70,475,833.00  6.00000      24     1.000000          -1.0000      --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     6.0000    10/30/03   30 year    6.16  357.09  100.0PPC      97:26
==========================================================================


============================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00      300.00
------------------------------------------------------------------------------------------------------------
    97:30           6.211          6.221      6.305      6.858      7.582      8.188      8.751       9.286
    97:31           6.209          6.218      6.301      6.843      7.553      8.148      8.700       9.225
    98:00           6.206          6.215      6.296      6.828      7.524      8.108      8.649       9.163
    98:01           6.203          6.212      6.292      6.813      7.496      8.067      8.598       9.102

    98:02           6.201          6.210      6.288      6.798      7.467      8.027      8.547       9.041
    98:03           6.198          6.207      6.283      6.783      7.438      7.987      8.496       8.979
    98:04           6.196          6.204      6.279      6.768      7.410      7.947      8.445       8.918
    98:05           6.193          6.201      6.274      6.753      7.381      7.906      8.394       8.857
    98:06           6.191          6.199      6.270      6.738      7.352      7.866      8.343       8.796
    98:07           6.188          6.196      6.266      6.724      7.324      7.826      8.292       8.735
    98:08           6.185          6.193      6.261      6.709      7.295      7.786      8.241       8.674
    98:09           6.183          6.190      6.257      6.694      7.267      7.746      8.190       8.613
 -----------------------------------------------------------------------------------------------------------
 Avg Life          24.388         21.523     11.628      2.511      1.204      0.847      0.665       0.553
 Duration          12.284         11.489      7.246      2.122      1.104      0.786      0.620       0.516
 First Pay           3/22           6/17       6/04      11/03      11/03      11/03      11/03       11/03
 Last Pay            9/33           9/33       9/33       8/33       4/06       5/05       1/05       10/04
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 11
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
CPO       3,064,167.00   0.00000      24    1.000000           -1.0000      --      --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     0.0000    10/30/03   30 year    6.16  357.09  100.0PPC      68:00
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC       PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00     100.00     150.00     200.00     250.00      300.00
-----------------------------------------------------------------------------------------------------------
    67:16           1.624          1.852      3.734     18.749     37.768     55.267     72.663      90.353
    67:17           1.622          1.849      3.730     18.723     37.717     55.190     72.558      90.219
    67:18           1.620          1.847      3.725     18.697     37.666     55.113     72.453      90.085
    67:19           1.618          1.845      3.720     18.671     37.614     55.035     72.349      89.951
    67:20           1.616          1.843      3.715     18.645     37.563     54.958     72.245      89.818
    67:21           1.614          1.841      3.710     18.619     37.512     54.881     72.140      89.684
    67:22           1.612          1.838      3.705     18.593     37.460     54.804     72.036      89.551
    67:23           1.610          1.836      3.700     18.568     37.409     54.727     71.932      89.418
    67:24           1.609          1.834      3.695     18.542     37.358     54.650     71.828      89.285
    67:25           1.607          1.832      3.691     18.516     37.307     54.574     71.724      89.152
    67:26           1.605          1.830      3.686     18.490     37.256     54.497     71.621      89.019
    67:27           1.603          1.827      3.681     18.465     37.205     54.420     71.517      88.887
    67:28           1.601          1.825      3.676     18.439     37.154     54.344     71.414      88.754
    67:29           1.599          1.823      3.671     18.413     37.103     54.267     71.310      88.622
    67:30           1.597          1.821      3.666     18.388     37.052     54.191     71.207      88.490
    67:31           1.595          1.819      3.662     18.362     37.001     54.114     71.104      88.358
    68:00           1.593          1.816      3.657     18.336     36.950     54.038     71.000      88.226
    68:01           1.591          1.814      3.652     18.311     36.899     53.962     70.897      88.094
    68:02           1.589          1.812      3.647     18.285     36.849     53.886     70.794      87.963
    68:03           1.587          1.810      3.642     18.260     36.798     53.809     70.692      87.831
 ----------------------------------------------------------------------------------------------------------
 Avg Life          24.388         21.523     11.628      2.511      1.204      0.847      0.665       0.553
 Duration          24.027         20.945      9.527      1.796      0.905      0.602      0.446       0.349
 First Pay           3/22           6/17       6/04      11/03      11/03      11/03      11/03       11/03
 Last Pay            9/33           9/33       9/33       8/33       4/06       5/05       1/05       10/04
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 12
--------------------------------------------------------------------------------


==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
CPO       3,064,167.00   0.00000      24    1.000000           -1.0000      --      --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     0.0000    10/30/03   30 year    6.16  357.09  100.0PPC      68:00
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC       PPC        PPC        PPC        PPC         PPC
                    10.00          20.00      50.00     100.00     150.00     200.00     250.00      300.00
-----------------------------------------------------------------------------------------------------------
    68:04           1.586          1.808      3.638     18.234     36.747     53.733     70.589      87.700
    68:05           1.584          1.805      3.633     18.209     36.697     53.657     70.486      87.569
    68:06           1.582          1.803      3.628     18.183     36.646     53.581     70.384      87.437
    68:07           1.580          1.801      3.623     18.158     36.596     53.506     70.281      87.307
    68:08           1.578          1.799      3.618     18.132     36.545     53.430     70.179      87.176
    68:09           1.576          1.797      3.614     18.107     36.495     53.354     70.077      87.045
    68:10           1.574          1.794      3.609     18.082     36.444     53.279     69.974      86.915
    68:11           1.572          1.792      3.604     18.056     36.394     53.203     69.872      86.784
    68:12           1.570          1.790      3.599     18.031     36.343     53.127     69.770      86.654
    68:13           1.568          1.788      3.594     18.006     36.293     53.052     69.669      86.524
    68:14           1.566          1.786      3.590     17.980     36.243     52.977     69.567      86.394
    68:15           1.565          1.784      3.585     17.955     36.193     52.901     69.465      86.264
 ----------------------------------------------------------------------------------------------------------
 Avg Life          24.388         21.523     11.628      2.511      1.204      0.847      0.665       0.553
 Duration          24.027         20.945      9.527      1.796      0.905      0.602      0.446       0.349
 First Pay           3/22           6/17       6/04      11/03      11/03      11/03      11/03       11/03
 Last Pay            9/33           9/33       9/33       8/33       4/06       5/05       1/05       10/04
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 13
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7NAS     21,500,000.00   5.75000      24   1.000000           -1.0000      --       --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500     10/30/03   30 year   6.16  357.09  100.0PPC     99:31
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    99:15           5.833          5.834      5.836      5.839      5.842      5.851      5.860      5.870
    99:16           5.830          5.831      5.833      5.835      5.837      5.844      5.851      5.859
    99:17           5.827          5.828      5.829      5.830      5.832      5.837      5.843      5.848
    99:18           5.824          5.825      5.825      5.826      5.828      5.831      5.834      5.838
    99:19           5.821          5.822      5.822      5.822      5.823      5.824      5.826      5.827
    99:20           5.819          5.818      5.818      5.818      5.818      5.818      5.817      5.816
    99:21           5.816          5.815      5.815      5.814      5.813      5.811      5.808      5.806
    99:22           5.813          5.812      5.811      5.810      5.809      5.804      5.800      5.795
    99:23           5.810          5.809      5.808      5.806      5.804      5.798      5.791      5.785
    99:24           5.807          5.806      5.804      5.802      5.799      5.791      5.783      5.774
    99:25           5.804          5.803      5.801      5.798      5.794      5.785      5.774      5.763
    99:26           5.801          5.800      5.797      5.794      5.790      5.778      5.766      5.753
    99:27           5.798          5.797      5.794      5.790      5.785      5.771      5.757      5.742
    99:28           5.795          5.794      5.790      5.786      5.780      5.765      5.748      5.732
    99:29           5.792          5.791      5.787      5.781      5.775      5.758      5.740      5.721
    99:30           5.789          5.788      5.783      5.777      5.771      5.752      5.731      5.711
    99:31           5.786          5.784      5.780      5.773      5.766      5.745      5.723      5.700
    100:00          5.783          5.781      5.776      5.769      5.761      5.739      5.714      5.689
    100:01          5.780          5.778      5.773      5.765      5.756      5.732      5.706      5.679
    100:02          5.778          5.775      5.769      5.761      5.752      5.726      5.697      5.668
 ----------------------------------------------------------------------------------------------------------
 Avg Life          18.554         17.003     13.746     10.888      8.736      5.749      4.216      3.328
 Duration          10.643         10.086      8.850      7.642      6.568      4.743      3.641      2.947
 First Pay          11/08          11/08      11/08      11/08      11/08       4/08       3/07       7/06
 Last Pay            9/33           9/33       9/33       9/33       8/33       5/33       5/09       1/08
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 14
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7NAS     21,500,000.00   5.75000      24   1.000000           -1.0000      --       --       --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500     10/30/03   30 year   6.16  357.09  100.0PPC     99:31
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC        PPC        PPC        PPC        PPC
                    10.00          20.00      50.00      100.00     150.00     200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    100:03          5.775          5.772      5.766      5.757      5.747      5.719      5.689      5.658
    100:04          5.772          5.769      5.762      5.753      5.742      5.712      5.680      5.647
    100:05          5.769          5.766      5.759      5.749      5.737      5.706      5.672      5.637
    100:06          5.766          5.763      5.755      5.745      5.733      5.699      5.663      5.626
    100:07          5.763          5.760      5.752      5.741      5.728      5.693      5.655      5.616
    100:08          5.760          5.757      5.748      5.737      5.723      5.686      5.646      5.605
    100:09          5.757          5.754      5.745      5.733      5.719      5.680      5.637      5.595
    100:10          5.754          5.751      5.741      5.729      5.714      5.673      5.629      5.584
    100:11          5.751          5.748      5.738      5.725      5.709      5.667      5.620      5.574
    100:12          5.748          5.744      5.734      5.721      5.704      5.660      5.612      5.563
    100:13          5.745          5.741      5.731      5.716      5.700      5.654      5.603      5.553
    100:14          5.743          5.738      5.727      5.712      5.695      5.647      5.595      5.542
 ----------------------------------------------------------------------------------------------------------
 Avg Life          18.554         17.003     13.746     10.888      8.736      5.749      4.216      3.328
 Duration          10.643         10.086      8.850      7.642      6.568      4.743      3.641      2.947
 First Pay          11/08          11/08      11/08      11/08      11/08       4/08       3/07       7/06
 Last Pay            9/33           9/33       9/33       9/33       8/33       5/33       5/09       1/08
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 15
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
IO_IO     7,324,517.72   5.75000      24    1.000000          -1.0000      --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500     10/30/03   30 year   6.16  357.09  100.0PPC     99:31
==========================================================================


===========================================================================================================
   Price           PPC            PPC        PPC        PPC        PPC        PPC       PPC         PPC
                   10.00          20.00      50.00      100.00     150.00     200.00    250.00      300.00
-----------------------------------------------------------------------------------------------------------
    13:31          39.989         38.002     31.931     21.420     10.350     -1.381    -13.908     -27.424
    14:00          39.887         37.900     31.830     21.322     10.254     -1.475    -14.000     -27.513
    14:01          39.785         37.798     31.730     21.224     10.158     -1.569    -14.091     -27.602
    14:02          39.683         37.697     31.630     21.126     10.063     -1.662    -14.182     -27.690
    14:03          39.582         37.596     31.531     21.029      9.968     -1.754    -14.272     -27.778
    14:04          39.482         37.496     31.432     20.932      9.873     -1.846    -14.362     -27.866
    14:05          39.382         37.397     31.334     20.836      9.779     -1.938    -14.452     -27.953
    14:06          39.282         37.297     31.236     20.740      9.685     -2.030    -14.541     -28.040
    14:07          39.183         37.199     31.138     20.645      9.592     -2.121    -14.630     -28.127
    14:08          39.084         37.100     31.041     20.550      9.500     -2.211    -14.718     -28.213
    14:09          38.986         37.003     30.945     20.456      9.407     -2.301    -14.806     -28.298
    14:10          38.888         36.905     30.848     20.362      9.315     -2.391    -14.893     -28.384
    14:11          38.791         36.808     30.753     20.268      9.224     -2.480    -14.980     -28.468
    14:12          38.694         36.712     30.657     20.175      9.133     -2.569    -15.067     -28.553
    14:13          38.597         36.616     30.563     20.082      9.042     -2.658    -15.153     -28.637
    14:14          38.501         36.520     30.468     19.989      8.952     -2.746    -15.239     -28.721
    14:15          38.405         36.425     30.374     19.898      8.862     -2.833    -15.325     -28.804
    14:16          38.310         36.330     30.281     19.806      8.773     -2.921    -15.410     -28.887
    14:17          38.215         36.235     30.187     19.715      8.683     -3.008    -15.495     -28.970
    14:18          38.121         36.142     30.095     19.624      8.595     -3.094    -15.579     -29.052
 -----------------------------------------------------------------------------------------------------------
 Avg Life          16.062         13.434     8.493       4.858      3.273      2.419      1.888       1.526
 Duration           2.193          2.203     2.231       2.281      2.334      2.392      2.453       2.516
 First Pay          11/03          11/03     11/03       11/03      11/03      11/03      11/03       11/03
 Last Pay            9/33           9/33      9/33        8/33       8/33      11/32       8/28        9/23
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 16
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
IO_IO     7,324,517.72   5.75000      24    1.000000          -1.0000      --       --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --     5.7500     10/30/03   30 year   6.16  357.09  100.0PPC     14:15
==========================================================================


===========================================================================================================
   Price           PPC            PPC        PPC        PPC         PPC       PPC        PPC        PPC
                   10.00          20.00      50.00      100.00      150.00    200.00     250.00     300.00
-----------------------------------------------------------------------------------------------------------
    14:19          38.027         36.048     30.002     19.534      8.507     -3.180     -15.663    -29.134
    14:20          37.934         35.955     29.910     19.444      8.419     -3.266     -15.747    -29.215
    14:21          37.841         35.862     29.819     19.354      8.331     -3.352     -15.830    -29.297
    14:22          37.748         35.770     29.728     19.265      8.244     -3.437     -15.913    -29.377
    14:23          37.656         35.678     29.637     19.176      8.157     -3.521     -15.995    -29.458
    14:24          37.564         35.586     29.547     19.088      8.071     -3.605     -16.078    -29.538
    14:25          37.472         35.495     29.457     19.000      7.985     -3.689     -16.159    -29.618
    14:26          37.381         35.405     29.367     18.913      7.900     -3.773     -16.241    -29.697
    14:27          37.290         35.314     29.278     18.825      7.814     -3.856     -16.322    -29.776
    14:28          37.200         35.224     29.189     18.739      7.730     -3.939     -16.403    -29.855
    14:29          37.110         35.135     29.101     18.652      7.645     -4.021     -16.483    -29.933
    14:30          37.021         35.046     29.013     18.566      7.561     -4.103     -16.563    -30.011
-----------------------------------------------------------------------------------------------------------
 Avg Life          16.062         13.434      8.493      4.858      3.273      2.419       1.888      1.526
 Duration           2.193          2.203      2.231      2.281      2.334      2.392       2.453      2.516
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03       11/03      11/03
 Last Pay            9/33           9/33       9/33       8/33       8/33      11/32        8/28       9/23
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 17
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PO       3,469,215.00   0.00000      24    1.000000           -1.0000      --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      0.0000    10/30/03   30 year   6.16  357.09  100.0PPC    67:04
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC       PPC        PPC        PPC         PPC        PPC
                    10.00          20.00      50.00     100.00     150.00     200.00      250.00     300.00
-----------------------------------------------------------------------------------------------------------
    66:20           2.805          3.436      5.720     10.281     15.305     20.692      26.473     32.719
    66:21           2.801          3.431      5.712     10.267     15.284     20.663      26.435     32.672
    66:22           2.797          3.427      5.704     10.252     15.262     20.634      26.398     32.626
    66:23           2.794          3.422      5.697     10.238     15.241     20.604      26.360     32.580
    66:24           2.790          3.418      5.689     10.224     15.219     20.575      26.323     32.533
    66:25           2.787          3.414      5.681     10.209     15.198     20.546      26.286     32.487
    66:26           2.783          3.409      5.673     10.195     15.176     20.517      26.249     32.441
    66:27           2.780          3.405      5.666     10.181     15.155     20.488      26.211     32.395
    66:28           2.776          3.400      5.658     10.166     15.134     20.459      26.174     32.349
    66:29           2.773          3.396      5.650     10.152     15.112     20.430      26.137     32.303
    66:30           2.770          3.392      5.642     10.138     15.091     20.401      26.100     32.256
    66:31           2.766          3.387      5.635     10.124     15.069     20.372      26.063     32.210
    67:00           2.763          3.383      5.627     10.109     15.048     20.343      26.026     32.165
    67:01           2.759          3.379      5.619     10.095     15.027     20.314      25.989     32.119
    67:02           2.756          3.374      5.612     10.081     15.006     20.286      25.952     32.073
    67:03           2.752          3.370      5.604     10.067     14.984     20.257      25.915     32.027
    67:04           2.749          3.365      5.596     10.053     14.963     20.228      25.878     31.981
    67:05           2.745          3.361      5.589     10.039     14.942     20.199      25.841     31.935
    67:06           2.742          3.357      5.581     10.024     14.921     20.171      25.804     31.890
    67:07           2.738          3.352      5.573     10.010     14.900     20.142      25.767     31.844
-----------------------------------------------------------------------------------------------------------
 Avg Life          15.624         13.107      8.353      4.824      3.270      2.428       1.903      1.543
 Duration          13.400         10.648      6.067      3.286      2.194      1.618       1.261      1.017
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03       11/03      11/03
 Last Pay            8/33           8/33       8/33       8/33       8/33       6/33        9/30       9/25
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:43:26 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 18
--------------------------------------------------------------------------------

==================================================================================================
Bond           Balance    Coupon    Delay     Factor   Index    Value     Reset Multiplier   Cap
--------------------------------------------------------------------------------------------------
7PO       3,469,215.00   0.00000      24    1.000000           -1.0000      --      --        --
==================================================================================================

==========================================================================
Floor    Current     Settle     Deal    WAC    WAM    Pricing    Duration
          Coupon       Date                             Speed        @ Px
--------------------------------------------------------------------------
 --      0.0000    10/30/03   30 year   6.16  357.09  100.0PPC    67:04
==========================================================================


===========================================================================================================
   Price            PPC            PPC        PPC        PPC       PPC        PPC         PPC        PPC
                    10.00          20.00      50.00      100.00    150.00     200.00      250.00     300.00
-----------------------------------------------------------------------------------------------------------
    67:08           2.735          3.348      5.566      9.996     14.878     20.113      25.730     31.798
    67:09           2.731          3.344      5.558      9.982     14.857     20.085      25.694     31.753
    67:10           2.728          3.339      5.550      9.968     14.836     20.056      25.657     31.707
    67:11           2.724          3.335      5.543      9.954     14.815     20.027      25.620     31.662
    67:12           2.721          3.330      5.535      9.940     14.794     19.999      25.583     31.616
    67:13           2.717          3.326      5.528      9.926     14.773     19.970      25.547     31.571
    67:14           2.714          3.322      5.520      9.912     14.752     19.942      25.510     31.526
    67:15           2.711          3.317      5.512      9.898     14.731     19.913      25.474     31.480
    67:16           2.707          3.313      5.505      9.884     14.710     19.885      25.437     31.435
    67:17           2.704          3.309      5.497      9.870     14.689     19.856      25.401     31.390
    67:18           2.700          3.304      5.490      9.856     14.668     19.828      25.364     31.345
    67:19           2.697          3.300      5.482      9.842     14.647     19.800      25.328     31.300
-----------------------------------------------------------------------------------------------------------
 Avg Life          15.624         13.107      8.353      4.824      3.270      2.428       1.903      1.543
 Duration          13.400         10.648      6.067      3.286      2.194      1.618       1.261      1.017
 First Pay          11/03          11/03      11/03      11/03      11/03      11/03       11/03      11/03
 Last Pay            8/33           8/33       8/33       8/33       8/33       6/33        9/30       9/25
===========================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 1
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PM     42,905,882.00   8.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     8.0000     10/30/03   30 year  6.16   357.09  100.0PPC     110:12
==========================================================================


==============================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
--------------------------------------------------------------------------------------------------------------
    109:28      4.700      4.700      4.505      3.873      3.160      2.372      1.515      -0.433     -5.735
    109:29      4.691      4.691      4.495      3.861      3.146      2.356      1.496      -0.457     -5.773
    109:30      4.681      4.681      4.485      3.849      3.132      2.340      1.478      -0.480     -5.811
    109:31      4.672      4.672      4.475      3.838      3.119      2.324      1.459      -0.504     -5.849
    110:00      4.662      4.662      4.465      3.826      3.105      2.308      1.441      -0.528     -5.886
    110:01      4.653      4.653      4.455      3.814      3.091      2.292      1.423      -0.552     -5.924
    110:02      4.643      4.643      4.444      3.802      3.077      2.276      1.404      -0.575     -5.962
    110:03      4.634      4.634      4.434      3.790      3.063      2.260      1.386      -0.599     -6.000
    110:04      4.624      4.624      4.424      3.778      3.049      2.244      1.368      -0.623     -6.038
    110:05      4.615      4.615      4.414      3.767      3.036      2.228      1.349      -0.646     -6.076
    110:06      4.605      4.605      4.404      3.755      3.022      2.212      1.331      -0.670     -6.114
    110:07      4.596      4.596      4.394      3.743      3.008      2.196      1.312      -0.694     -6.152
    110:08      4.586      4.586      4.384      3.731      2.994      2.180      1.294      -0.717     -6.189
    110:09      4.577      4.577      4.374      3.719      2.980      2.164      1.276      -0.741     -6.227
    110:10      4.568      4.568      4.364      3.708      2.967      2.148      1.258      -0.764     -6.265
    110:11      4.558      4.558      4.354      3.696      2.953      2.132      1.239      -0.788     -6.303
    110:12      4.549      4.549      4.344      3.684      2.939      2.116      1.221      -0.812     -6.340
    110:13      4.539      4.539      4.334      3.672      2.925      2.100      1.203      -0.835     -6.378
    110:14      4.530      4.530      4.324      3.661      2.912      2.084      1.184      -0.859     -6.416
    110:15      4.520      4.520      4.314      3.649      2.898      2.068      1.166      -0.882     -6.453
--------------------------------------------------------------------------------------------------------------
 Avg Life       3.479      3.479      3.240      2.672      2.237      1.897      1.628      1.230      0.734
 Duration       2.984      2.984      2.816      2.390      2.045      1.766      1.539      1.193      0.747
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay       11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
==============================================================================================================



UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 2
--------------------------------------------------------------------------------

===========================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PM     42,905,882.00   8.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     8.0000     10/30/03   30 year  6.16   357.09  100.0PPC     110:12
==========================================================================


==============================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
--------------------------------------------------------------------------------------------------------------
    110:16      4.511      4.511      4.304      3.637      2.884      2.053      1.148      -0.906     -6.491
    110:17      4.502      4.502      4.294      3.625      2.870      2.037      1.130      -0.929     -6.528
    110:18      4.492      4.492      4.284      3.613      2.857      2.021      1.111      -0.953     -6.566
    110:19      4.483      4.483      4.274      3.602      2.843      2.005      1.093      -0.977     -6.604
    110:20      4.473      4.473      4.264      3.590      2.829      1.989      1.075      -1.000     -6.641
    110:21      4.464      4.464      4.254      3.578      2.816      1.973      1.057      -1.024     -6.679
    110:22      4.455      4.455      4.245      3.567      2.802      1.957      1.038      -1.047     -6.716
    110:23      4.445      4.445      4.235      3.555      2.788      1.941      1.020      -1.070     -6.754
    110:24      4.436      4.436      4.225      3.543      2.774      1.925      1.002      -1.094     -6.791
    110:25      4.426      4.426      4.215      3.531      2.761      1.910      0.984      -1.117     -6.829
    110:26      4.417      4.417      4.205      3.520      2.747      1.894      0.966      -1.141     -6.866
    110:27      4.408      4.408      4.195      3.508      2.733      1.878      0.947      -1.164     -6.903
--------------------------------------------------------------------------------------------------------------
 Avg Life       3.479      3.479      3.240      2.672      2.237      1.897      1.628      1.230      0.734
 Duration       2.984      2.984      2.816      2.390      2.045      1.766      1.539      1.193      0.747
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay       11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
==============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 3
--------------------------------------------------------------------------------

=============================================================================================================
 Bond          Balance    Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-------------------------------------------------------------------------------------------------------------
 7PA     48,269,118.00    3.75000       24    1.000000            -1.0000        --           --          --
=============================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     3.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:29
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    99:13       3.890      3.890      3.897      3.919      3.944      3.972      4.003      4.072      4.265
    99:14       3.880      3.880      3.886      3.906      3.929      3.955      3.982      4.045      4.220
    99:15       3.869      3.869      3.875      3.894      3.914      3.937      3.962      4.019      4.176
    99:16       3.859      3.859      3.865      3.881      3.899      3.919      3.942      3.992      4.132
    99:17       3.849      3.849      3.854      3.868      3.884      3.902      3.921      3.965      4.088
    99:18       3.839      3.839      3.843      3.855      3.869      3.884      3.901      3.939      4.044
    99:19       3.829      3.829      3.833      3.843      3.854      3.867      3.881      3.912      4.000
    99:20       3.819      3.819      3.822      3.830      3.839      3.849      3.860      3.886      3.955
    99:21       3.809      3.809      3.811      3.817      3.824      3.832      3.840      3.859      3.911
    99:22       3.799      3.799      3.801      3.805      3.809      3.814      3.820      3.832      3.867
    99:23       3.789      3.789      3.790      3.792      3.794      3.797      3.800      3.806      3.823
    99:24       3.779      3.779      3.779      3.779      3.779      3.779      3.779      3.779      3.779
    99:25       3.769      3.769      3.769      3.767      3.764      3.762      3.759      3.753      3.735
    99:26       3.759      3.759      3.758      3.754      3.750      3.744      3.739      3.726      3.691
    99:27       3.749      3.749      3.748      3.741      3.735      3.727      3.719      3.700      3.647
    99:28       3.739      3.739      3.737      3.729      3.720      3.710      3.699      3.673      3.604
    99:29       3.730      3.730      3.726      3.716      3.705      3.692      3.678      3.647      3.560
    99:30       3.720      3.720      3.716      3.704      3.690      3.675      3.658      3.620      3.516
    99:31       3.710      3.710      3.705      3.691      3.675      3.657      3.638      3.594      3.472
    100:00      3.700      3.700      3.695      3.678      3.660      3.640      3.618      3.567      3.428
-----------------------------------------------------------------------------------------------------------------
 Avg Life       3.479      3.479      3.240      2.672      2.237      1.897      1.628      1.230      0.734
 Duration       3.130      3.130      2.942      2.469      2.091      1.789      1.545      1.178      0.711
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay       11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 4
--------------------------------------------------------------------------------

============================================================================================================
 Bond          Balance   Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PA     48,269,118.00    3.75000       24    1.000000            -1.0000        --           --          --
============================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
  --     3.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:29
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    100:01      3.690      3.690      3.684      3.666      3.645      3.622      3.598      3.541      3.384
    100:02      3.680      3.680      3.673      3.653      3.630      3.605      3.577      3.515      3.341
    100:03      3.670      3.670      3.663      3.640      3.615      3.588      3.557      3.488      3.297
    100:04      3.660      3.660      3.652      3.628      3.601      3.570      3.537      3.462      3.253
    100:05      3.650      3.650      3.642      3.615      3.586      3.553      3.517      3.435      3.210
    100:06      3.640      3.640      3.631      3.603      3.571      3.536      3.497      3.409      3.166
    100:07      3.630      3.630      3.621      3.590      3.556      3.518      3.477      3.383      3.122
    100:08      3.620      3.620      3.610      3.578      3.541      3.501      3.457      3.356      3.079
    100:09      3.610      3.610      3.600      3.565      3.526      3.483      3.437      3.330      3.035
    100:10      3.600      3.600      3.589      3.552      3.511      3.466      3.417      3.304      2.992
    100:11      3.591      3.591      3.578      3.540      3.497      3.449      3.397      3.277      2.948
    100:12      3.581      3.581      3.568      3.527      3.482      3.431      3.377      3.251      2.905
-----------------------------------------------------------------------------------------------------------------
 Avg Life       3.479      3.479      3.240      2.672      2.237      1.897      1.628      1.230      0.734
 Duration       3.130      3.130      2.942      2.469      2.091      1.789      1.545      1.178      0.711
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay       11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 5
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PB     8,110,000.00    5.75000       24    1.00000             -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     100:02
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    99:18       5.827      5.827      5.828      5.831      5.834      5.836      5.839      5.845      5.862
    99:19       5.823      5.823      5.823      5.824      5.825      5.826      5.828      5.830      5.837
    99:20       5.818      5.818      5.818      5.817      5.817      5.817      5.816      5.815      5.813
    99:21       5.814      5.814      5.813      5.811      5.809      5.807      5.805      5.800      5.788
    99:22       5.809      5.809      5.808      5.804      5.801      5.797      5.794      5.786      5.763
    99:23       5.805      5.805      5.802      5.797      5.792      5.788      5.782      5.771      5.738
    99:24       5.800      5.800      5.797      5.790      5.784      5.778      5.771      5.756      5.714
    99:25       5.796      5.796      5.792      5.783      5.776      5.768      5.760      5.741      5.689
    99:26       5.792      5.792      5.787      5.777      5.767      5.758      5.749      5.726      5.664
    99:27       5.787      5.787      5.782      5.770      5.759      5.749      5.737      5.711      5.640
    99:28       5.783      5.783      5.777      5.763      5.751      5.739      5.726      5.696      5.615
    99:29       5.778      5.778      5.771      5.756      5.743      5.729      5.715      5.682      5.591
    99:30       5.774      5.774      5.766      5.750      5.734      5.720      5.703      5.667      5.566
    99:31       5.769      5.769      5.761      5.743      5.726      5.710      5.692      5.652      5.541
    100:00      5.765      5.765      5.756      5.736      5.718      5.700      5.681      5.637      5.517
    100:01      5.761      5.761      5.751      5.729      5.710      5.691      5.670      5.622      5.492
    100:02      5.756      5.756      5.746      5.722      5.702      5.681      5.658      5.608      5.468
    100:03      5.752      5.752      5.741      5.716      5.693      5.671      5.647      5.593      5.443
    100:04      5.747      5.747      5.735      5.709      5.685      5.662      5.636      5.578      5.418
    100:05      5.743      5.743      5.730      5.702      5.677      5.652      5.625      5.563      5.394
-----------------------------------------------------------------------------------------------------------------
 Avg Life       9.355      9.355      7.678      5.496      4.384      3.657      3.099      2.302      1.349
 Duration       7.041      7.041      6.046      4.591      3.776      3.213      2.766      2.101      1.265
 First Pay      11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
 Last Pay       12/14      12/14      7/12       10/09      6/08       9/07       2/07       4/06       3/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 6
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PB     8,110,000.00    5.75000       24    1.00000             -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     100:02
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    100:06      5.738      5.738      5.725      5.695      5.669      5.642      5.614      5.548      5.369
    100:07      5.734      5.734      5.720      5.689      5.660      5.633      5.602      5.534      5.345
    100:08      5.730      5.730      5.715      5.682      5.652      5.623      5.591      5.519      5.320
    100:09      5.725      5.725      5.710      5.675      5.644      5.613      5.580      5.504      5.296
    100:10      5.721      5.721      5.705      5.668      5.636      5.604      5.569      5.489      5.271
    100:11      5.716      5.716      5.700      5.662      5.628      5.594      5.557      5.475      5.247
    100:12      5.712      5.712      5.694      5.655      5.619      5.584      5.546      5.460      5.222
    100:13      5.708      5.708      5.689      5.648      5.611      5.575      5.535      5.445      5.198
    100:14      5.703      5.703      5.684      5.641      5.603      5.565      5.524      5.430      5.174
    100:15      5.699      5.699      5.679      5.635      5.595      5.555      5.513      5.416      5.149
    100:16      5.694      5.694      5.674      5.628      5.587      5.546      5.502      5.401      5.125
    100:17      5.690      5.690      5.669      5.621      5.578      5.536      5.490      5.386      5.100
-----------------------------------------------------------------------------------------------------------------
Avg Life        9.355      9.355      7.678      5.496      4.384      3.657      3.099      2.302      1.349
Duration        7.041      7.041      6.046      4.591      3.776      3.213      2.766      2.101      1.265
First Pay       11/11      11/11      9/10       11/08      12/07      4/07       9/06       12/05      1/05
Last Pay        12/14      12/14      7/12       10/09      6/08       9/07       2/07       4/06       3/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 7
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PC     7,203,000.00    5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:25
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    99:09       5.854      5.854      5.859      5.882      5.899      5.914      5.929      5.963      6.058
    99:10       5.851      5.851      5.855      5.877      5.892      5.905      5.918      5.949      6.036
    99:11       5.847      5.847      5.851      5.871      5.885      5.896      5.908      5.936      6.013
    99:12       5.844      5.844      5.848      5.865      5.877      5.887      5.898      5.922      5.991
    99:13       5.841      5.841      5.844      5.859      5.870      5.878      5.888      5.909      5.969
    99:14       5.838      5.838      5.840      5.853      5.862      5.870      5.878      5.896      5.947
    99:15       5.834      5.834      5.837      5.847      5.855      5.861      5.867      5.882      5.924
    99:16       5.831      5.831      5.833      5.841      5.847      5.852      5.857      5.869      5.902
    99:17       5.828      5.828      5.829      5.835      5.840      5.843      5.847      5.856      5.880
    99:18       5.825      5.825      5.826      5.829      5.832      5.834      5.837      5.842      5.858
    99:19       5.822      5.822      5.822      5.824      5.825      5.826      5.827      5.829      5.835
    99:20       5.818      5.818      5.818      5.818      5.817      5.817      5.817      5.816      5.813
    99:21       5.815      5.815      5.815      5.812      5.810      5.808      5.806      5.802      5.791
    99:22       5.812      5.812      5.811      5.806      5.802      5.799      5.796      5.789      5.769
    99:23       5.809      5.809      5.807      5.800      5.795      5.791      5.786      5.776      5.747
    99:24       5.806      5.806      5.804      5.794      5.787      5.782      5.776      5.762      5.725
    99:25       5.802      5.802      5.800      5.788      5.780      5.773      5.766      5.749      5.702
    99:26       5.799      5.799      5.796      5.783      5.773      5.764      5.756      5.736      5.680
    99:27       5.796      5.796      5.793      5.777      5.765      5.756      5.745      5.723      5.658
    99:28       5.793      5.793      5.789      5.771      5.758      5.747      5.735      5.709      5.636
-----------------------------------------------------------------------------------------------------------------
Avg Life        15.246     15.246     12.519     6.555      4.941      4.107      3.482      2.590      1.510
Duration        9.754      9.754      8.537      5.317      4.188      3.562      3.073      2.344      1.408
First Pay       12/14      12/14      7/12       10/09      6/08       9/07       2/07       4/06       3/05
Last Pay        9/33       9/33       9/33       3/11       2/09       2/08       6/07       7/06       5/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 8
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PC     7,203,000.00    5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:25
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    99:29       5.790      5.790      5.785      5.765      5.750      5.738      5.725      5.696      5.614
    99:30       5.786      5.786      5.782      5.759      5.743      5.729      5.715      5.683      5.592
    99:31       5.783      5.783      5.778      5.753      5.735      5.721      5.705      5.669      5.570
    100:00      5.780      5.780      5.775      5.747      5.728      5.712      5.695      5.656      5.548
    100:01      5.777      5.777      5.771      5.742      5.721      5.703      5.685      5.643      5.526
    100:02      5.774      5.774      5.767      5.736      5.713      5.695      5.675      5.630      5.504
    100:03      5.771      5.771      5.764      5.730      5.706      5.686      5.665      5.616      5.482
    100:04      5.767      5.767      5.760      5.724      5.698      5.677      5.654      5.603      5.460
    100:05      5.764      5.764      5.756      5.718      5.691      5.668      5.644      5.590      5.438
    100:06      5.761      5.761      5.753      5.712      5.684      5.660      5.634      5.577      5.416
    100:07      5.758      5.758      5.749      5.707      5.676      5.651      5.624      5.563      5.394
    100:08      5.755      5.755      5.745      5.701      5.669      5.642      5.614      5.550      5.372
-----------------------------------------------------------------------------------------------------------------
Avg Life        15.246     15.246     12.519     6.555      4.941      4.107      3.482      2.590      1.510
Duration        9.754      9.754      8.537      5.317      4.188      3.562      3.073      2.344      1.408
First Pay       12/14      12/14      7/12       10/09      6/08       9/07       2/07       4/06       3/05
Last Pay        9/33       9/33       9/33       3/11       2/09       2/08       6/07       7/06       5/05
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                          Page 9
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 C600    70,475,833.00   6.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    6.0000     10/30/03   30 year  6.16   357.09  100.0PPC     97:26
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    97:10       6.452      6.843      7.752      8.522      9.318      10.155     11.039     12.989     17.991
    97:11       6.447      6.832      7.729      8.488      9.273      10.098     10.969     12.891     17.822
    97:12       6.442      6.822      7.705      8.454      9.228      10.041     10.900     12.794     17.652
    97:13       6.436      6.811      7.682      8.420      9.182       9.983     10.830     12.697     17.482
    97:14       6.431      6.800      7.658      8.385      9.137       9.926     10.760     12.599     17.313
    97:15       6.426      6.789      7.635      8.351      9.092       9.869     10.691     12.502     17.144
    97:16       6.421      6.779      7.612      8.317      9.046       9.812     10.622     12.405     16.975
    97:17       6.415      6.768      7.588      8.283      9.001       9.756     10.552     12.308     16.807
    97:18       6.410      6.757      7.565      8.249      8.956       9.699     10.483     12.211     16.638
    97:19       6.405      6.746      7.542      8.215      8.911       9.642     10.414     12.115     16.470
    97:20       6.400      6.736      7.519      8.181      8.866       9.585     10.344     12.018     16.302
    97:21       6.394      6.725      7.495      8.147      8.821       9.528     10.275     11.921     16.134
    97:22       6.389      6.714      7.472      8.113      8.776       9.471     10.206     11.825     15.967
    97:23       6.384      6.703      7.449      8.079      8.731       9.415     10.137     11.728     15.799
    97:24       6.379      6.693      7.426      8.045      8.686       9.358     10.068     11.632     15.632
    97:25       6.374      6.682      7.402      8.012      8.641       9.302      9.999     11.536     15.465
    97:26       6.368      6.671      7.379      7.978      8.596       9.245      9.930     11.439     15.298
    97:27       6.363      6.661      7.356      7.944      8.551       9.188      9.861     11.343     15.131
    97:28       6.358      6.650      7.333      7.910      8.506       9.132      9.793     11.247     14.965
    97:29       6.353      6.640      7.310      7.876      8.461       9.076      9.724     11.151     14.799
-----------------------------------------------------------------------------------------------------------------
Avg Life        9.608      4.091      1.531      1.026      0.767       0.606      0.497      0.356      0.208
Duration        6.101      2.982      1.371      0.939      0.708       0.562      0.462      0.331      0.191
First Pay       11/03      11/03      11/03      11/03      11/03       11/03      11/03      11/03      11/03
Last Pay        9/33       9/33       9/07       3/06       7/05        2/05       11/04      7/04       3/04
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 10
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 C600    70,475,833.00   6.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    6.0000     10/30/03   30 year  6.16   357.09  100.0PPC     97:26
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    97:30       6.348      6.629      7.287      7.842      8.417      9.019      9.655      11.055     14.633
    97:31       6.342      6.618      7.263      7.809      8.372      8.963      9.586      10.960     14.467
    98:00       6.337      6.608      7.240      7.775      8.327      8.906      9.518      10.864     14.301
    98:01       6.332      6.597      7.217      7.741      8.282      8.850      9.449      10.768     14.136
    98:02       6.327      6.586      7.194      7.708      8.238      8.794      9.381      10.673     13.970
    98:03       6.322      6.576      7.171      7.674      8.193      8.738      9.312      10.577     13.805
    98:04       6.316      6.565      7.148      7.640      8.148      8.682      9.244      10.482     13.641
    98:05       6.311      6.555      7.125      7.607      8.104      8.625      9.176      10.387     13.476
    98:06       6.306      6.544      7.102      7.573      8.059      8.569      9.108      10.292     13.311
    98:07       6.301      6.534      7.079      7.539      8.015      8.513      9.039      10.197     13.147
    98:08       6.296      6.523      7.056      7.506      7.970      8.457      8.971      10.102     12.983
    98:09       6.291      6.513      7.033      7.472      7.926      8.401      8.903      10.007     12.819
-----------------------------------------------------------------------------------------------------------------
Avg Life        9.608      4.091      1.531      1.026      0.767      0.606      0.497      0.356      0.208
Duration        6.101      2.982      1.371      0.939      0.708      0.562      0.462      0.331      0.191
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        9/33       9/33       9/07       3/06       7/05       2/05       11/04      7/04       3/04
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 11
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 CPO     3,064,167.00    0.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000     10/30/03   30 year  6.16   357.09  100.0PPC     68:00
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    67:16       4.765      13.376     30.610     46.711     64.440     84.299     106.740    161.944    346.661
    67:17       4.758      13.355     30.566     46.644     64.345     84.170     106.572    161.671    345.973
    67:18       4.752      13.334     30.523     46.577     64.250     84.042     106.405    161.399    345.285
    67:19       4.745      13.313     30.480     46.510     64.155     83.914     106.237    161.127    344.600
    67:20       4.739      13.292     30.437     46.443     64.060     83.786     106.070    160.856    343.915
    67:21       4.732      13.271     30.394     46.376     63.965     83.659     105.904    160.585    343.232
    67:22       4.726      13.250     30.352     46.309     63.870     83.531     105.737    160.314    342.550
    67:23       4.719      13.229     30.309     46.242     63.776     83.404     105.571    160.044    341.869
    67:24       4.713      13.208     30.266     46.176     63.681     83.277     105.404    159.774    341.189
    67:25       4.706      13.187     30.223     46.109     63.587     83.150     105.238    159.504    340.511
    67:26       4.699      13.166     30.180     46.043     63.493     83.023     105.073    159.235    339.834
    67:27       4.693      13.145     30.138     45.976     63.399     82.896     104.907    158.967    339.158
    67:28       4.686      13.125     30.095     45.910     63.305     82.769     104.742    158.698    338.484
    67:29       4.680      13.104     30.052     45.843     63.211     82.643     104.576    158.430    337.811
    67:30       4.673      13.083     30.010     45.777     63.117     82.516     104.411    158.163    337.139
    67:31       4.667      13.062     29.967     45.711     63.023     82.390     104.247    157.895    336.468
    68:00       4.660      13.042     29.925     45.645     62.929     82.264     104.082    157.629    335.799
    68:01       4.654      13.021     29.882     45.579     62.836     82.138     103.918    157.362    335.131
    68:02       4.647      13.000     29.840     45.512     62.742     82.012     103.753    157.096    334.464
    68:03       4.641      12.979     29.797     45.447     62.649     81.887     103.589    156.830    333.798
-----------------------------------------------------------------------------------------------------------------
Avg Life        9.608      4.091      1.531      1.026      0.767      0.606      0.497      0.356      0.208
Duration        7.074      2.217      1.082      0.695      0.491      0.365      0.279      0.172      0.069
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        9/33       8/33       9/07       3/06       7/05       2/05       11/04      7/04       3/04
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 12
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 CPO     3,064,167.00    0.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000     10/30/03   30 year  6.16   357.09  100.0PPC     68:00
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    68:04       4.634      12.959     29.755     45.381     62.556     81.761     103.425    156.565    333.134
    68:05       4.628      12.938     29.713     45.315     62.462     81.636     103.262    156.300    332.470
    68:06       4.621      12.918     29.670     45.249     62.369     81.510     103.098    156.035    331.808
    68:07       4.615      12.897     29.628     45.183     62.276     81.385     102.935    155.771    331.148
    68:08       4.609      12.876     29.586     45.118     62.184     81.260     102.772    155.507    330.488
    68:09       4.602      12.856     29.544     45.052     62.091     81.136     102.609    155.243    329.830
    68:10       4.596      12.835     29.502     44.987     61.998     81.011     102.447    154.980    329.173
    68:11       4.589      12.815     29.460     44.921     61.905     80.886     102.284    154.717    328.517
    68:12       4.583      12.794     29.418     44.856     61.813     80.762     102.122    154.455    327.862
    68:13       4.576      12.774     29.376     44.790     61.721     80.638     101.960    154.193    327.209
    68:14       4.570      12.754     29.334     44.725     61.628     80.514     101.798    153.931    326.556
    68:15       4.564      12.733     29.292     44.660     61.536     80.390     101.636    153.670    325.905
-----------------------------------------------------------------------------------------------------------------
Avg Life        9.608      4.091      1.531      1.026      0.767      0.606      0.497      0.356      0.208
Duration        7.074      2.217      1.082      0.695      0.491      0.365      0.279      0.172      0.069
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        9/33       8/33       9/07       3/06       7/05       2/05       11/04      7/04       3/04
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 13
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7NAS    21,500,000.00   5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:31
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    99:15       5.836      5.838      5.839      5.841      5.845      5.851      5.857      5.868      5.900
    99:16       5.833      5.834      5.835      5.836      5.840      5.844      5.849      5.858      5.883
    99:17       5.829      5.830      5.831      5.832      5.834      5.837      5.841      5.848      5.866
    99:18       5.826      5.826      5.827      5.827      5.829      5.831      5.833      5.837      5.849
    99:19       5.822      5.822      5.822      5.823      5.823      5.824      5.825      5.827      5.832
    99:20       5.818      5.818      5.818      5.818      5.818      5.818      5.817      5.817      5.815
    99:21       5.815      5.814      5.814      5.814      5.812      5.811      5.809      5.806      5.798
    99:22       5.811      5.810      5.810      5.809      5.807      5.804      5.801      5.796      5.781
    99:23       5.808      5.806      5.806      5.804      5.802      5.798      5.794      5.785      5.763
    99:24       5.804      5.803      5.801      5.800      5.796      5.791      5.786      5.775      5.746
    99:25       5.800      5.799      5.797      5.795      5.791      5.784      5.778      5.765      5.729
    99:26       5.797      5.795      5.793      5.791      5.785      5.778      5.770      5.754      5.712
    99:27       5.793      5.791      5.789      5.786      5.780      5.771      5.762      5.744      5.695
    99:28       5.790      5.787      5.785      5.782      5.774      5.764      5.754      5.734      5.678
    99:29       5.786      5.783      5.781      5.777      5.769      5.758      5.746      5.724      5.661
    99:30       5.782      5.779      5.776      5.773      5.763      5.751      5.739      5.713      5.644
    99:31       5.779      5.775      5.772      5.768      5.758      5.744      5.731      5.703      5.627
    100:00      5.775      5.771      5.768      5.764      5.753      5.738      5.723      5.693      5.610
    100:01      5.772      5.767      5.764      5.759      5.747      5.731      5.715      5.682      5.593
    100:02      5.768      5.763      5.760      5.755      5.742      5.725      5.707      5.672      5.576
-----------------------------------------------------------------------------------------------------------------
Avg Life        13.308     11.616     10.486     9.305      7.316      5.685      4.655      3.419      1.988
Duration        8.675      7.966      7.457      6.874      5.737      4.697      3.969      3.019      1.829
First Pay       11/08      11/08      11/08      11/08      11/08      2/08       6/07       7/06       5/05
Last Pay        9/33       9/33       9/33       8/33       8/33       6/33       4/10       3/08       5/06
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 14
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7NAS    21,500,000.00   5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     99:31
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    100:03      5.764      5.760      5.756      5.750      5.736      5.718      5.699      5.662      5.559
    100:04      5.761      5.756      5.751      5.746      5.731      5.711      5.692      5.651      5.542
    100:05      5.757      5.752      5.747      5.741      5.726      5.705      5.684      5.641      5.525
    100:06      5.754      5.748      5.743      5.737      5.720      5.698      5.676      5.631      5.508
    100:07      5.750      5.744      5.739      5.732      5.715      5.692      5.668      5.621      5.491
    100:08      5.747      5.740      5.735      5.728      5.709      5.685      5.660      5.610      5.474
    100:09      5.743      5.736      5.731      5.723      5.704      5.678      5.653      5.600      5.457
    100:10      5.739      5.732      5.726      5.718      5.699      5.672      5.645      5.590      5.440
    100:11      5.736      5.728      5.722      5.714      5.693      5.665      5.637      5.579      5.423
    100:12      5.732      5.725      5.718      5.709      5.688      5.659      5.629      5.569      5.407
    100:13      5.729      5.721      5.714      5.705      5.682      5.652      5.621      5.559      5.390
    100:14      5.725      5.717      5.710      5.700      5.677      5.645      5.613      5.549      5.373
-----------------------------------------------------------------------------------------------------------------
Avg Life        13.308     11.616     10.486     9.305      7.316      5.685      4.655      3.419      1.988
Duration        8.675      7.966      7.457      6.874      5.737      4.697      3.969      3.019      1.829
First Pay       11/08      11/08      11/08      11/08      11/08      2/08       6/07       7/06       5/05
Last Pay        9/33       9/33       9/33       8/33       8/33       6/33       4/10       3/08       5/06
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 15
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 IO_IO   7,324,517.72    5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     14:15
==========================================================================


=================================================================================================================
    Price        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    13:31       29.875     23.574     17.081     10.376     3.439      -3.758     -11.244    -27.245    -65.284
    14:00       29.776     23.478     16.987     10.285     3.350      -3.844     -11.327    -27.322    -65.347
    14:01       29.678     23.382     16.894     10.194     3.262      -3.929     -11.409    -27.398    -65.410
    14:02       29.581     23.287     16.801     10.104     3.174      -4.014     -11.492    -27.474    -65.473
    14:03       29.484     23.192     16.709     10.014     3.087      -4.099     -11.574    -27.550    -65.535
    14:04       29.387     23.098     16.617      9.925     3.000      -4.183     -11.655    -27.626    -65.597
    14:05       29.291     23.004     16.525      9.836     2.913      -4.267     -11.736    -27.701    -65.658
    14:06       29.195     22.911     16.434      9.747     2.827      -4.350     -11.817    -27.776    -65.720
    14:07       29.100     22.818     16.344      9.659     2.741      -4.434     -11.897    -27.850    -65.781
    14:08       29.005     22.725     16.253      9.571     2.656      -4.516     -11.977    -27.924    -65.842
    14:09       28.911     22.633     16.163      9.483     2.571      -4.599     -12.057    -27.998    -65.902
    14:10       28.817     22.541     16.074      9.396     2.487      -4.681     -12.136    -28.072    -65.962
    14:11       28.723     22.450     15.985      9.310     2.402      -4.762     -12.215    -28.145    -66.022
    14:12       28.630     22.359     15.896      9.223     2.319      -4.843     -12.293    -28.218    -66.082
    14:13       28.537     22.269     15.808      9.138     2.235      -4.924     -12.372    -28.290    -66.142
    14:14       28.445     22.178     15.720      9.052     2.152      -5.005     -12.450    -28.362    -66.201
    14:15       28.353     22.089     15.633      8.967     2.070      -5.085     -12.527    -28.434    -66.260
    14:16       28.262     22.000     15.546      8.882     1.987      -5.165     -12.604    -28.505    -66.318
    14:17       28.171     21.911     15.459      8.798     1.905      -5.244     -12.681    -28.577    -66.377
    14:18       28.080     21.822     15.373      8.714     1.824      -5.323     -12.757    -28.647    -66.435
-----------------------------------------------------------------------------------------------------------------
Avg Life        7.724      5.532      4.204       3.335      2.727      2.281      1.938      1.446      0.851
Duration        2.283      2.339      2.399       2.465      2.537      2.618      2.707      2.921      3.559
First Pay       11/03      11/03      11/03       11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        9/33       9/33       8/33        8/33       7/33       1/33       3/31       7/25       9/16
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 16
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 IO_IO   7,324,517.72    5.75000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    5.7500     10/30/03   30 year  6.16   357.09  100.0PPC     14:15
==========================================================================


=================================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    14:19       27.990     21.734     15.287     8.630      1.743      -5.402     -12.833    -28.718    -66.493
    14:20       27.900     21.646     15.202     8.547      1.662      -5.480     -12.909    -28.788    -66.551
    14:21       27.811     21.559     15.116     8.464      1.581      -5.558     -12.985    -28.858    -66.608
    14:22       27.722     21.472     15.032     8.382      1.501      -5.636     -13.060    -28.928    -66.665
    14:23       27.633     21.386     14.947     8.300      1.421      -5.713     -13.135    -28.997    -66.722
    14:24       27.545     21.299     14.863     8.218      1.342      -5.790     -13.209    -29.066    -66.779
    14:25       27.457     21.214     14.780     8.137      1.263      -5.867     -13.283    -29.135    -66.835
    14:26       27.369     21.128     14.696     8.056      1.184      -5.943     -13.357    -29.203    -66.891
    14:27       27.282     21.043     14.613     7.975      1.106      -6.019     -13.430    -29.271    -66.947
    14:28       27.195     20.958     14.531     7.895      1.028      -6.095     -13.503    -29.339    -67.003
    14:29       27.109     20.874     14.449     7.815      0.950      -6.170     -13.576    -29.406    -67.059
    14:30       27.023     20.790     14.367     7.735      0.873      -6.245     -13.649    -29.474    -67.114
-----------------------------------------------------------------------------------------------------------------
Avg Life        7.724      5.532      4.204      3.335      2.727      2.281      1.938      1.446      0.851
Duration        2.283      2.339      2.399      2.465      2.537      2.618      2.707      2.921      3.559
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        9/33       9/33       8/33       8/33       7/33       1/33       3/31       7/25       9/16
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 17
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PO     3,469,215.00    0.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000     10/30/03   30 year  6.16   357.09  100.0PPC     67:04
==========================================================================


=================================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    66:20       6.407      9.173      12.236     15.571     19.195     23.143     27.466     37.528     67.258
    66:21       6.398      9.160      12.218     15.549     19.167     23.109     27.425     37.471     67.151
    66:22       6.389      9.147      12.201     15.526     19.139     23.075     27.384     37.414     67.044
    66:23       6.381      9.134      12.183     15.504     19.111     23.041     27.344     37.357     66.937
    66:24       6.372      9.121      12.166     15.481     19.083     23.007     27.303     37.301     66.831
    66:25       6.363      9.108      12.148     15.459     19.055     22.973     27.262     37.244     66.724
    66:26       6.354      9.096      12.131     15.436     19.027     22.939     27.222     37.188     66.618
    66:27       6.345      9.083      12.113     15.414     19.000     22.905     27.181     37.131     66.512
    66:28       6.336      9.070      12.096     15.392     18.972     22.871     27.141     37.075     66.406
    66:29       6.328      9.057      12.079     15.369     18.944     22.838     27.100     37.019     66.300
    66:30       6.319      9.044      12.061     15.347     18.916     22.804     27.060     36.963     66.194
    66:31       6.310      9.031      12.044     15.325     18.888     22.770     27.020     36.906     66.088
    67:00       6.301      9.018      12.027     15.302     18.861     22.737     26.979     36.850     65.983
    67:01       6.293      9.005      12.009     15.280     18.833     22.703     26.939     36.794     65.877
    67:02       6.284      8.993      11.992     15.258     18.805     22.669     26.899     36.738     65.772
    67:03       6.275      8.980      11.975     15.236     18.778     22.636     26.859     36.683     65.667
    67:04       6.266      8.967      11.957     15.213     18.750     22.602     26.819     36.627     65.562
    67:05       6.258      8.954      11.940     15.191     18.723     22.569     26.779     36.571     65.457
    67:06       6.249      8.941      11.923     15.169     18.695     22.535     26.738     36.515     65.352
    67:07       6.240      8.929      11.906     15.147     18.668     22.502     26.698     36.460     65.248
-----------------------------------------------------------------------------------------------------------------
Avg Life        7.590      5.460      4.162      3.309      2.710      2.269      1.930      1.441      0.850
Duration        5.329      3.640      2.695      2.099      1.689      1.389      1.161      0.834      0.444
First Pay       11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
Last Pay        8/33       8/33       8/33       8/33       8/33       7/33       10/32      9/27       3/18
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
UBS                                                                      Cmoproj
Fixed Income Research    MALT0307G 30 year 6.5       4:45:27 pm October 14, 2003
cmoproj.610                                        Marina Tukhin mtukhin@sleddog
                                                                         Page 18
--------------------------------------------------------------------------------

===========================================================================================================
 Bond    Balance         Coupon      Delay   Factor     Index    Value        Reset       Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
 7PO     3,469,215.00    0.00000       24    1.000000            -1.0000        --           --          --
===========================================================================================================

==========================================================================
 Floor   Current     Settle     Deal    WAC    WAM     Pricing    Duration
         Coupon       Date                              Speed       @ Px
--------------------------------------------------------------------------
   --    0.0000     10/30/03   30 year  6.16   357.09  100.0PPC     67:04
==========================================================================


=================================================================================================================
    Price       CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
                10.00      15.00      20.00      25.00      30.00      35.00      40.00      50.00      70.00
-----------------------------------------------------------------------------------------------------------------
    67:08       6.231      8.916      11.888     15.125     18.640     22.469     26.659     36.404     65.143
    67:09       6.223      8.903      11.871     15.103     18.613     22.435     26.619     36.349     65.039
    67:10       6.214      8.891      11.854     15.081     18.585     22.402     26.579     36.293     64.935
    67:11       6.205      8.878      11.837     15.059     18.558     22.369     26.539     36.238     64.831
    67:12       6.197      8.865      11.820     15.037     18.531     22.335     26.499     36.182     64.727
    67:13       6.188      8.852      11.803     15.015     18.503     22.302     26.459     36.127     64.623
    67:14       6.179      8.840      11.785     14.993     18.476     22.269     26.420     36.072     64.520
    67:15       6.171      8.827      11.768     14.971     18.449     22.236     26.380     36.017     64.416
    67:16       6.162      8.814      11.751     14.949     18.422     22.203     26.341     35.962     64.313
    67:17       6.153      8.802      11.734     14.927     18.394     22.170     26.301     35.907     64.209
    67:18       6.145      8.789      11.717     14.905     18.367     22.137     26.261     35.852     64.106
    67:19       6.136      8.777      11.700     14.883     18.340     22.104     26.222     35.797     64.003
-----------------------------------------------------------------------------------------------------------------
 Avg Life       7.590      5.460      4.162      3.309      2.710      2.269      1.930      1.441      0.850
 Duration       5.329      3.640      2.695      2.099      1.689      1.389      1.161      0.834      0.444
 First Pay      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03      11/03
 Last Pay       8/33       8/33       8/33       8/33       8/33       7/33       10/32      9/27       3/18
=================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8A1     77,881,000.00     6.00000     24       1.000000              -1.0000       --         --        --
===========================================================================================================


===================================================================================
Floor    Current    Settle       Deal        WAC      WAM      Pricing     Duration
         Coupon      Date                                       Speed        @ Px
-----------------------------------------------------------------------------------
 --      6.0000    10/30/03     30 year      6.16    357.22    100.0PPC     101:28
===================================================================================

Senior Bond, 91.61 percent of deal

=================================================================================================================
 Price         PPC           PPC           PPC         PPC          PPC          PPC          PPC          PPC
               10.00         20.00         50.00       100.00       150.00       200.00       250.00       300.00
-----------------------------------------------------------------------------------------------------------------
 101:12        5.885         5.861         5.781        5.628        5.456        5.265        5.058        4.851
 101:13        5.882         5.857         5.776        5.620        5.445        5.251        5.041        4.830
 101:14        5.878         5.853         5.770        5.612        5.434        5.237        5.023        4.809
 101:15        5.875         5.850         5.765        5.605        5.424        5.223        5.006        4.788
 101:16        5.872         5.846         5.760        5.597        5.413        5.209        4.988        4.767
 101:17        5.869         5.842         5.755        5.589        5.402        5.195        4.971        4.746
 101:18        5.865         5.838         5.750        5.582        5.392        5.181        4.953        4.725
 101:19        5.862         5.835         5.745        5.574        5.381        5.167        4.935        4.703
 101:20        5.859         5.831         5.740        5.566        5.370        5.153        4.918        4.682
 101:21        5.855         5.827         5.735        5.558        5.360        5.139        4.900        4.661
 101:22        5.852         5.824         5.730        5.551        5.349        5.125        4.883        4.640
 101:23        5.849         5.820         5.725        5.543        5.338        5.111        4.865        4.619
 101:24        5.845         5.816         5.720        5.535        5.328        5.097        4.848        4.598
 101:25        5.842         5.813         5.715        5.528        5.317        5.084        4.830        4.577
 101:26        5.839         5.809         5.709        5.520        5.306        5.070        4.813        4.556
 101:27        5.836         5.805         5.704        5.512        5.296        5.056        4.795        4.535
 101:28        5.832         5.801         5.699        5.505        5.285        5.042        4.778        4.514
-----------------------------------------------------------------------------------------------------------------
Avg Life      16.144        13.705         8.912        5.150        3.435        2.496        1.925        1.571
Duration       9.315         8.270         6.036        3.982        2.876        2.198        1.749        1.454
First Pay      11/03         11/03         11/03        11/03        11/03        11/03        11/03        11/03
Last Pay        8/33          8/33          8/33         8/33         8/33         8/33        10/10        10/08
=================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8A1     77,881,000.00     6.00000     24       1.000000              -1.0000      --          --        --
===========================================================================================================


=================================================================================
Floor    Current    Settle       Deal      WAC      WAM      Pricing     Duration
         Coupon      Date                                     Speed        @ Px
---------------------------------------------------------------------------------
--       6.0000    10/30/03    30 year     6.16    357.22    100.0PPC     101:28
=================================================================================

Senior Bond, 91.61 percent of deal

=================================================================================================================
 Price         PPC           PPC           PPC         PPC          PPC          PPC          PPC          PPC
               10.00         20.00         50.00       100.00       150.00       200.00       250.00       300.00
-----------------------------------------------------------------------------------------------------------------
 101:29        5.829         5.798         5.694        5.497        5.275        5.028        4.761        4.493
 101:30        5.826         5.794         5.689        5.489        5.264        5.014        4.743        4.472
 101:31        5.823         5.790         5.684        5.482        5.253        5.000        4.726        4.451
 102:00        5.819         5.787         5.679        5.474        5.243        4.986        4.708        4.430
 102:01        5.816         5.783         5.674        5.466        5.232        4.972        4.691        4.409
 102:02        5.813         5.779         5.669        5.459        5.222        4.959        4.673        4.388
 102:03        5.809         5.776         5.664        5.451        5.211        4.945        4.656        4.367
 102:04        5.806         5.772         5.659        5.443        5.200        4.931        4.639        4.346
 102:05        5.803         5.768         5.654        5.436        5.190        4.917        4.621        4.325
 102:06        5.800         5.765         5.649        5.428        5.179        4.903        4.604        4.304
 102:07        5.796         5.761         5.644        5.421        5.169        4.890        4.587        4.284
 102:08        5.793         5.757         5.639        5.413        5.158        4.876        4.569        4.263
 102:09        5.790         5.754         5.634        5.405        5.148        4.862        4.552        4.242
 102:10        5.787         5.750         5.629        5.398        5.137        4.848        4.535        4.221
 102:11        5.783         5.746         5.624        5.390        5.127        4.834        4.517        4.200
-----------------------------------------------------------------------------------------------------------------
Avg Life      16.144        13.705         8.912        5.150        3.435        2.496        1.925        1.571
Duration       9.315         8.270         6.036        3.982        2.876        2.198        1.749        1.454
First Pay      11/03         11/03         11/03        11/03        11/03        11/03        11/03        11/03
Last Pay        8/33          8/33          8/33         8/33         8/33         8/33        10/10        10/08
=================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8AX      1,097,621.35     6.00000     24       1.000000              -1.0000      --          --        --
===========================================================================================================


================================================================================
Floor    Current    Settle       Deal      WAC      WAM      Pricing    Duration
         Coupon      Date                                     Speed       @ Px
--------------------------------------------------------------------------------
--       6.0000    10/30/03     30 year    6.16    357.22    100.0PPC    14:03
================================================================================


================================================================================================================
  Price      PPC           PPC           PPC          PPC          PPC          PPC          PPC          PPC
             10.00         20.00         50.00        100.00       150.00       200.00       250.00       300.00
----------------------------------------------------------------------------------------------------------------
  13:19      43.607        41.854        36.511       27.308       17.686        7.583       -3.085      -14.425
  13:20      43.493        41.741        36.399       27.198       17.578        7.476       -3.190      -14.528
  13:21      43.380        41.628        36.288       27.088       17.470        7.370       -3.294      -14.630
  13:22      43.268        41.516        36.177       26.979       17.363        7.264       -3.398      -14.732
  13:23      43.156        41.404        36.066       26.870       17.256        7.159       -3.501      -14.833
  13:24      43.044        41.293        35.956       26.762       17.149        7.055       -3.604      -14.934
  13:25      42.933        41.182        35.846       26.654       17.043        6.951       -3.706      -15.035
  13:26      42.823        41.072        35.737       26.547       16.938        6.847       -3.807      -15.135
  13:27      42.713        40.963        35.629       26.440       16.833        6.744       -3.909      -15.234
  13:28      42.603        40.854        35.521       26.334       16.729        6.642       -4.009      -15.333
  13:29      42.494        40.745        35.413       26.228       16.625        6.539       -4.110      -15.431
  13:30      42.386        40.637        35.306       26.123       16.521        6.438       -4.209      -15.529
  13:31      42.278        40.529        35.200       26.018       16.418        6.337       -4.309      -15.627
  14:00      42.171        40.422        35.094       25.914       16.316        6.236       -4.408      -15.724
  14:01      42.064        40.316        34.988       25.810       16.214        6.136       -4.506      -15.821
  14:02      41.958        40.210        34.883       25.707       16.112        6.036       -4.604      -15.917
  14:03      41.852        40.104        34.779       25.604       16.011        5.937       -4.702      -16.013
  14:04      41.746        39.999        34.675       25.502       15.911        5.838       -4.799      -16.108
  14:05      41.641        39.895        34.571       25.400       15.811        5.740       -4.895      -16.203
  14:06      41.537        39.791        34.468       25.299       15.711        5.642       -4.991      -16.297
----------------------------------------------------------------------------------------------------------------
Avg Life     16.511        14.055         9.230        5.446        3.722        2.778        2.189        1.787
Duration      2.029         2.036         2.056        2.090        2.127        2.165        2.204        2.244
First Pay     11/03         11/03         11/03        11/03        11/03        11/03        11/03        11/03
Last Pay       8/33          8/33          8/33         8/33         8/33        11/32         1/29         6/24
================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8AX      1,097,621.35     6.00000     24       1.000000              -1.0000      --          --        --
===========================================================================================================


================================================================================
Floor    Current    Settle       Deal      WAC      WAM      Pricing    Duration
         Coupon      Date                                     Speed       @ Px
--------------------------------------------------------------------------------
--       6.0000    10/30/03     30 year    6.16    357.22    100.0PPC    14:03
================================================================================


==============================================================================================================
  Price      PPC          PPC          PPC          PPC          PPC          PPC          PPC          PPC
             10.00        20.00        50.00        100.00       150.00       200.00       250.00       300.00
--------------------------------------------------------------------------------------------------------------
  14:07      41.433       39.687       34.366       25.198       15.612        5.544       -5.087      -16.391
  14:08      41.329       39.584       34.263       25.097       15.513        5.447       -5.182      -16.485
  14:09      41.226       39.481       34.162       24.997       15.415        5.351       -5.277      -16.578
  14:10      41.124       39.379       34.060       24.898       15.317        5.255       -5.372      -16.670
  14:11      41.022       39.277       33.960       24.799       15.220        5.159       -5.465      -16.763
  14:12      40.920       39.176       33.859       24.700       15.123        5.064       -5.559      -16.855
  14:13      40.819       39.075       33.760       24.602       15.026        4.969       -5.652      -16.946
  14:14      40.718       38.975       33.660       24.504       14.930        4.875       -5.745      -17.037
  14:15      40.618       38.875       33.561       24.407       14.835        4.781       -5.837      -17.128
  14:16      40.518       38.775       33.463       24.310       14.739        4.687       -5.929      -17.218
  14:17      40.419       38.676       33.365       24.214       14.645        4.594       -6.020      -17.308
  14:18      40.320       38.578       33.267       24.118       14.550        4.501       -6.111      -17.397
--------------------------------------------------------------------------------------------------------------
Avg Life     16.511       14.055        9.230        5.446        3.722        2.778        2.189        1.787
Duration      2.029        2.036        2.056        2.090        2.127        2.165        2.204        2.244
First Pay     11/03        11/03        11/03        11/03        11/03        11/03        11/03        11/03
Last Pay       8/33         8/33         8/33         8/33         8/33        11/32         1/29         6/24
==============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8PO      3,383,035.98     0.00000     24       1.000000              -1.0000      --          --        --
===========================================================================================================


================================================================================
Floor    Current    Settle       Deal      WAC      WAM      Pricing    Duration
         Coupon      Date                                     Speed       @ Px
--------------------------------------------------------------------------------
--       0.0000    10/30/03     30 year    6.16    357.22    100.0PPC    67:24
================================================================================


===============================================================================================================
  Price       PPC          PPC          PPC          PPC          PPC          PPC          PPC          PPC
              10.00        20.00        50.00        100.00       150.00       200.00       250.00       300.00
---------------------------------------------------------------------------------------------------------------
  67:08       2.662        3.194        5.097         8.909       13.106       17.560       22.271       27.270
  67:09       2.659        3.190        5.090         8.897       13.088       17.536       22.239       27.231
  67:10       2.656        3.185        5.083         8.884       13.069       17.511       22.208       27.192
  67:11       2.652        3.181        5.076         8.872       13.051       17.486       22.176       27.154
  67:12       2.649        3.177        5.069         8.859       13.032       17.461       22.145       27.115
  67:13       2.646        3.173        5.062         8.847       13.014       17.436       22.113       27.076
  67:14       2.642        3.169        5.055         8.834       12.995       17.411       22.082       27.038
  67:15       2.639        3.165        5.048         8.822       12.977       17.387       22.050       26.999
  67:16       2.636        3.161        5.042         8.810       12.958       17.362       22.019       26.961
  67:17       2.632        3.157        5.035         8.797       12.940       17.337       21.987       26.922
  67:18       2.629        3.153        5.028         8.785       12.922       17.312       21.956       26.884
  67:19       2.626        3.148        5.021         8.772       12.903       17.288       21.925       26.845
  67:20       2.622        3.144        5.014         8.760       12.885       17.263       21.893       26.807
  67:21       2.619        3.140        5.007         8.747       12.866       17.238       21.862       26.768
  67:22       2.616        3.136        5.000         8.735       12.848       17.214       21.831       26.730
  67:23       2.612        3.132        4.993         8.723       12.830       17.189       21.799       26.692
  67:24       2.609        3.128        4.987         8.710       12.812       17.165       21.768       26.653
  67:25       2.606        3.124        4.980         8.698       12.793       17.140       21.737       26.615
  67:26       2.602        3.120        4.973         8.686       12.775       17.116       21.706       26.577
  67:27       2.599        3.116        4.966         8.673       12.757       17.091       21.675       26.539
---------------------------------------------------------------------------------------------------------------
Avg Life     15.987       13.652        9.039         5.381        3.697        2.769        2.187        1.789
Duration     13.873       11.293        6.729         3.737        2.523        1.879        1.479        1.206
First Pay     11/03        11/03        11/03         11/03        11/03        11/03        11/03        11/03
Last Pay       8/33         8/33         8/33          8/33         8/33         6/33         3/31        10/26
===============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                      MALT0307H 30 year 6.5       4:45:24 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

===========================================================================================================
Bond       Balance        Coupon     Delay      Factor      Index     Value      Reset    Multiplier    Cap
-----------------------------------------------------------------------------------------------------------
8PO      3,383,035.98     0.00000     24       1.000000              -1.0000      --          --        --
===========================================================================================================


================================================================================
Floor    Current    Settle       Deal      WAC      WAM      Pricing    Duration
         Coupon      Date                                     Speed       @ Px
--------------------------------------------------------------------------------
--       0.0000    10/30/03     30 year    6.16    357.22    100.0PPC    67:24
================================================================================


===============================================================================================================
  Price       PPC          PPC          PPC          PPC          PPC          PPC          PPC          PPC
              10.00        20.00        50.00        100.00       150.00       200.00       250.00       300.00
---------------------------------------------------------------------------------------------------------------
67:28         2.596        3.112        4.959         8.661       12.739       17.067       21.644       26.501
67:29         2.592        3.108        4.952         8.649       12.720       17.042       21.613       26.462
67:30         2.589        3.103        4.946         8.637       12.702       17.018       21.582       26.424
67:31         2.586        3.099        4.939         8.624       12.684       16.993       21.551       26.386
68:00         2.582        3.095        4.932         8.612       12.666       16.969       21.520       26.348
68:01         2.579        3.091        4.925         8.600       12.648       16.945       21.489       26.310
68:02         2.576        3.087        4.918         8.588       12.630       16.920       21.458       26.272
68:03         2.572        3.083        4.911         8.575       12.611       16.896       21.427       26.235
68:04         2.569        3.079        4.905         8.563       12.593       16.872       21.396       26.197
68:05         2.566        3.075        4.898         8.551       12.575       16.847       21.365       26.159
68:06         2.563        3.071        4.891         8.539       12.557       16.823       21.334       26.121
68:07         2.559        3.067        4.884         8.526       12.539       16.799       21.304       26.083
---------------------------------------------------------------------------------------------------------------
Avg Life     15.987       13.652        9.039         5.381        3.697        2.769        2.187        1.789
Duration     13.873       11.293        6.729         3.737        2.523        1.879        1.479        1.206
First Pay     11/03        11/03        11/03         11/03        11/03        11/03        11/03        11/03
Last Pay       8/33         8/33         8/33          8/33         8/33         6/33         3/31        10/26
===============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 1
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8A1    77,881,000.00    6.00000       24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       6.0000      10/30/03    30 year     6.16     357.22     100.0PPC     101:28
=====================================================================================

Senior Bond, 91.61 percent of deal

============================================================================================================
 Price       CPR        CPR        CPR        CPR         CPR        CPR         CPR        CPR        CPR
             10.00      15.00      20.00      25.00       30.00      35.00       40.00      50.00      70.00
------------------------------------------------------------------------------------------------------------
 101:12      5.736      5.630      5.513      5.383       5.239      5.079       4.910      4.541      3.541
 101:13      5.730      5.623      5.503      5.371       5.225      5.062       4.890      4.515      3.497
 101:14      5.724      5.615      5.494      5.359       5.210      5.045       4.869      4.488      3.453
 101:15      5.718      5.607      5.484      5.347       5.196      5.028       4.849      4.462      3.410
 101:16      5.712      5.600      5.474      5.335       5.182      5.010       4.829      4.435      3.366
 101:17      5.706      5.592      5.464      5.323       5.167      4.993       4.809      4.409      3.323
 101:18      5.701      5.584      5.455      5.312       5.153      4.976       4.789      4.382      3.279
 101:19      5.695      5.577      5.445      5.300       5.138      4.959       4.769      4.356      3.236
 101:20      5.689      5.569      5.435      5.288       5.124      4.942       4.749      4.330      3.192
 101:21      5.683      5.561      5.426      5.276       5.110      4.925       4.729      4.303      3.149
 101:22      5.677      5.554      5.416      5.264       5.095      4.907       4.709      4.277      3.105
 101:23      5.671      5.546      5.406      5.252       5.081      4.890       4.689      4.250      3.062
 101:24      5.665      5.538      5.397      5.240       5.067      4.873       4.669      4.224      3.019
 101:25      5.660      5.531      5.387      5.228       5.052      4.856       4.649      4.198      2.975
 101:26      5.654      5.523      5.378      5.216       5.038      4.839       4.629      4.172      2.932
 101:27      5.648      5.515      5.368      5.205       5.024      4.822       4.609      4.145      2.889
 101:28      5.642      5.508      5.358      5.193       5.009      4.805       4.589      4.119      2.846
------------------------------------------------------------------------------------------------------------
Avg Life     7.431      5.236      3.909      3.040       2.434      1.989       1.670      1.241      0.731
Duration     5.244      4.007      3.173      2.579       2.135      1.791       1.530      1.164      0.707
First Pay    11/03      11/03      11/03      11/03       11/03      11/03       11/03      11/03      11/03
Last Pay      8/33       8/33       8/33       8/33        8/33       5/33        5/10       4/08       5/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 2
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8A1    77,881,000.00    6.00000       24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       6.0000      10/30/03    30 year     6.16     357.22     100.0PPC     101:28
=====================================================================================

Senior Bond, 91.61 percent of deal

============================================================================================================
 Price       CPR        CPR        CPR        CPR         CPR        CPR         CPR        CPR        CPR
             10.00      15.00      20.00      25.00       30.00      35.00       40.00      50.00      70.00
------------------------------------------------------------------------------------------------------------
 101:29      5.636      5.500      5.349      5.181       4.995      4.788       4.569      4.093      2.803
 101:30      5.631      5.493      5.339      5.169       4.981      4.771       4.549      4.067      2.759
 101:31      5.625      5.485      5.329      5.157       4.966      4.754       4.529      4.040      2.716
 102:00      5.619      5.477      5.320      5.145       4.952      4.737       4.509      4.014      2.673
 102:01      5.613      5.470      5.310      5.134       4.938      4.720       4.489      3.988      2.630
 102:02      5.607      5.462      5.301      5.122       4.924      4.703       4.469      3.962      2.587
 102:03      5.601      5.455      5.291      5.110       4.909      4.686       4.450      3.936      2.544
 102:04      5.596      5.447      5.281      5.098       4.895      4.669       4.430      3.910      2.501
 102:05      5.590      5.439      5.272      5.087       4.881      4.652       4.410      3.884      2.458
 102:06      5.584      5.432      5.262      5.075       4.867      4.635       4.390      3.858      2.415
 102:07      5.578      5.424      5.253      5.063       4.853      4.618       4.370      3.832      2.372
 102:08      5.573      5.417      5.243      5.051       4.838      4.601       4.350      3.806      2.330
 102:09      5.567      5.409      5.234      5.040       4.824      4.584       4.331      3.780      2.287
 102:10      5.561      5.402      5.224      5.028       4.810      4.567       4.311      3.754      2.244
 102:11      5.555      5.394      5.215      5.016       4.796      4.550       4.291      3.728      2.201
------------------------------------------------------------------------------------------------------------
Avg Life     7.431      5.236      3.909      3.040       2.434      1.989       1.670      1.241      0.731
Duration     5.244      4.007      3.173      2.579       2.135      1.791       1.530      1.164      0.707
First Pay    11/03      11/03      11/03      11/03       11/03      11/03       11/03      11/03      11/03
Last Pay      8/33       8/33       8/33       8/33        8/33       5/33        5/10       4/08       5/06
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 3
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8AX     1,097,621.35     6.00000      24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       6.0000      10/30/03    30 year     6.16     357.22     100.0PPC     14:03
=====================================================================================


=====================================================================================================================
 Price       CPR         CPR         CPR         CPR         CPR         CPR         CPR          CPR          CPR
             10.00       15.00       20.00       25.00       30.00       35.00       40.00        50.00        70.00
---------------------------------------------------------------------------------------------------------------------
 13:19       33.115      26.738      20.165      13.378      6.354       -0.931      -8.511      -24.716      -63.296
 13:20       33.006      26.631      20.061      13.277      6.256       -1.027      -8.603      -24.801      -63.366
 13:21       32.898      26.525      19.958      13.176      6.158       -1.121      -8.695      -24.886      -63.436
 13:22       32.790      26.420      19.855      13.076      6.061       -1.216      -8.786      -24.971      -63.505
 13:23       32.682      26.315      19.752      12.976      5.964       -1.309      -8.877      -25.055      -63.575
 13:24       32.575      26.210      19.651      12.877      5.868       -1.403      -8.967      -25.138      -63.644
 13:25       32.468      26.106      19.549      12.778      5.772       -1.496      -9.057      -25.222      -63.713
 13:26       32.362      26.003      19.448      12.680      5.677       -1.588      -9.146      -25.305      -63.781
 13:27       32.257      25.900      19.348      12.583      5.582       -1.680      -9.235      -25.387      -63.849
 13:28       32.152      25.797      19.248      12.485      5.487       -1.772      -9.324      -25.470      -63.917
 13:29       32.047      25.695      19.148      12.388      5.393       -1.863      -9.412      -25.551      -63.984
 13:30       31.943      25.594      19.049      12.292      5.300       -1.954      -9.500      -25.633      -64.051
 13:31       31.840      25.492      18.951      12.196      5.206       -2.044      -9.587      -25.714      -64.118
 14:00       31.737      25.392      18.853      12.101      5.114       -2.134      -9.674      -25.795      -64.185
 14:01       31.634      25.292      18.755      12.006      5.021       -2.224      -9.761      -25.875      -64.251
 14:02       31.532      25.192      18.658      11.911      4.929       -2.313      -9.847      -25.955      -64.317
 14:03       31.430      25.093      18.561      11.817      4.838       -2.402      -9.933      -26.034      -64.383
 14:04       31.329      24.994      18.465      11.723      4.747       -2.490     -10.018      -26.113      -64.448
 14:05       31.228      24.896      18.369      11.630      4.656       -2.578     -10.103      -26.192      -64.513
 14:06       31.128      24.798      18.274      11.537      4.566       -2.665     -10.188      -26.271      -64.578
---------------------------------------------------------------------------------------------------------------------
Avg Life      7.750       5.545       4.212       3.339      2.730        2.283       1.940        1.447        0.851
Duration      2.114       2.165       2.221       2.282      2.349        2.423       2.506        2.702        3.273
First Pay     11/03       11/03       11/03       11/03      11/03        11/03       11/03        11/03        11/03
Last Pay       8/33        8/33        8/33        7/33       3/33         8/31       11/28         2/23         3/15
=====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 4
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8AX     1,097,621.35     6.00000      24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       6.0000      10/30/03    30 year     6.16     357.22     100.0PPC     14:03
=====================================================================================


=====================================================================================================================
  Price      CPR         CPR         CPR         CPR          CPR        CPR         CPR          CPR          CPR
             10.00       15.00       20.00       25.00        30.00      35.00       40.00        50.00        70.00
---------------------------------------------------------------------------------------------------------------------
  14:07      31.028      24.700      18.179      11.444       4.476      -2.752     -10.272      -26.349      -64.642
  14:08      30.929      24.603      18.084      11.352       4.387      -2.839     -10.356      -26.426      -64.706
  14:09      30.830      24.507      17.990      11.261       4.298      -2.925     -10.439      -26.504      -64.770
  14:10      30.732      24.411      17.896      11.170       4.209      -3.011     -10.522      -26.581      -64.834
  14:11      30.634      24.315      17.803      11.079       4.121      -3.096     -10.605      -26.658      -64.897
  14:12      30.536      24.220      17.710      10.989       4.033      -3.182     -10.687      -26.734      -64.960
  14:13      30.439      24.125      17.618      10.899       3.946      -3.266     -10.769      -26.810      -65.023
  14:14      30.343      24.031      17.526      10.809       3.859      -3.351     -10.850      -26.885      -65.086
  14:15      30.246      23.937      17.434      10.720       3.772      -3.434     -10.932      -26.961      -65.148
  14:16      30.151      23.843      17.343      10.631       3.686      -3.518     -11.012      -27.036      -65.210
  14:17      30.055      23.750      17.252      10.543       3.600      -3.601     -11.093      -27.110      -65.272
  14:18      29.960      23.658      17.162      10.455       3.515      -3.684     -11.173      -27.185      -65.333
---------------------------------------------------------------------------------------------------------------------
Avg Life      7.750       5.545       4.212       3.339       2.730       2.283       1.940        1.447        0.851
Duration      2.114       2.165       2.221       2.282       2.349       2.423       2.506        2.702        3.273
First Pay     11/03       11/03       11/03       11/03       11/03       11/03       11/03        11/03        11/03
Last Pay       8/33        8/33        8/33        7/33        3/33        8/31       11/28         2/23         3/15
=====================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 5
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8PO     3,383,035.98     0.00000      24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       0.0000      10/30/03    30 year     6.16     357.22     100.0PPC     67:24
=====================================================================================


======================================================================================================================
  Price        CPR         CPR         CPR         CPR          CPR        CPR         CPR          CPR          CPR
               10.00       15.00       20.00       25.00        30.00      35.00       40.00        50.00        70.00
----------------------------------------------------------------------------------------------------------------------
  67:08        6.218       8.902      11.875      15.111       18.626     22.455      26.645       36.390       65.128
  67:09        6.210       8.890      11.857      15.089       18.599     22.421      26.605       36.334       65.024
  67:10        6.201       8.877      11.840      15.067       18.572     22.388      26.565       36.279       64.920
  67:11        6.192       8.864      11.823      15.045       18.544     22.355      26.525       36.224       64.816
  67:12        6.184       8.852      11.806      15.023       18.517     22.322      26.485       36.168       64.712
  67:13        6.175       8.839      11.789      15.001       18.490     22.288      26.446       36.113       64.608
  67:14        6.166       8.826      11.772      14.979       18.462     22.255      26.406       36.058       64.505
  67:15        6.158       8.814      11.755      14.957       18.435     22.222      26.366       36.003       64.401
  67:16        6.149       8.801      11.738      14.935       18.408     22.189      26.327       35.948       64.298
  67:17        6.141       8.788      11.721      14.913       18.381     22.156      26.287       35.893       64.195
  67:18        6.132       8.776      11.704      14.892       18.354     22.123      26.248       35.838       64.092
  67:19        6.123       8.763      11.687      14.870       18.326     22.090      26.208       35.783       63.989
  67:20        6.115       8.751      11.670      14.848       18.299     22.057      26.169       35.728       63.886
  67:21        6.106       8.738      11.653      14.826       18.272     22.024      26.130       35.673       63.783
  67:22        6.098       8.725      11.636      14.804       18.245     21.991      26.090       35.619       63.681
  67:23        6.089       8.713      11.619      14.783       18.218     21.959      26.051       35.564       63.578
  67:24        6.081       8.700      11.602      14.761       18.191     21.926      26.012       35.510       63.476
  67:25        6.072       8.688      11.585      14.739       18.164     21.893      25.973       35.455       63.374
  67:26        6.063       8.675      11.568      14.717       18.137     21.860      25.933       35.401       63.272
  67:27        6.055       8.663      11.551      14.696       18.110     21.827      25.894       35.346       63.170
----------------------------------------------------------------------------------------------------------------------
Avg Life       7.604       5.468       4.167       3.312        2.712      2.270       1.931        1.442        0.850
Duration       5.389       3.682       2.727       2.124        1.709      1.407       1.176        0.846        0.451
First Pay      11/03       11/03       11/03       11/03        11/03      11/03       11/03        11/03        11/03
Last Pay        8/33        8/33        8/33        8/33         7/33      12/32        1/31         5/25         8/16
======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

--------------------------------------------------------------------------------
                                                                         Cmoproj
UBS                       MALT0307H 30 year 6.5      4:46:04 pm October 14, 2003
Fixed Income Research                              Marina Tukhin mtukhin@sleddog
cmoproj.610                                                               Page 6
--------------------------------------------------------------------------------

===================================================================================================
Bond      Balance        Coupon      Delay     Factor    Index   Value    Reset    Multiplier   Cap
---------------------------------------------------------------------------------------------------
8PO     3,383,035.98     0.00000      24      1.000000          -1.0000    --          --       --
===================================================================================================


=====================================================================================
Floor    Current      Settle      Deal       WAC       WAM       Pricing     Duration
         Coupon        Date                                       Speed        @ Px
-------------------------------------------------------------------------------------
--       0.0000      10/30/03    30 year     6.16     357.22     100.0PPC     67:24
=====================================================================================


=======================================================================================================================
 Price          CPR         CPR        CPR         CPR          CPR        CPR         CPR          CPR          CPR
                10.00       15.00      20.00       25.00        30.00      35.00       40.00        50.00        70.00
-----------------------------------------------------------------------------------------------------------------------
 67:28          6.046       8.650      11.534      14.674       18.083     21.795      25.855       35.292       63.068
 67:29          6.038       8.638      11.517      14.653       18.057     21.762      25.816       35.238       62.966
 67:30          6.029       8.625      11.501      14.631       18.030     21.730      25.777       35.184       62.865
 67:31          6.021       8.613      11.484      14.609       18.003     21.697      25.738       35.129       62.763
 68:00          6.012       8.600      11.467      14.588       17.976     21.665      25.699       35.075       62.662
 68:01          6.004       8.588      11.450      14.566       17.949     21.632      25.660       35.021       62.561
 68:02          5.995       8.576      11.434      14.545       17.923     21.600      25.622       34.967       62.460
 68:03          5.987       8.563      11.417      14.523       17.896     21.567      25.583       34.914       62.359
 68:04          5.978       8.551      11.400      14.502       17.869     21.535      25.544       34.860       62.258
 68:05          5.970       8.538      11.383      14.480       17.843     21.502      25.505       34.806       62.157
 68:06          5.961       8.526      11.367      14.459       17.816     21.470      25.467       34.752       62.057
 68:07          5.953       8.514      11.350      14.438       17.790     21.438      25.428       34.699       61.957
-----------------------------------------------------------------------------------------------------------------------
Avg Life        7.604       5.468       4.167       3.312        2.712      2.270       1.931        1.442        0.850
Duration        5.389       3.682       2.727       2.124        1.709      1.407       1.176        0.846        0.451
First Pay       11/03       11/03       11/03       11/03        11/03      11/03       11/03        11/03        11/03
Last Pay         8/33        8/33        8/33        8/33         7/33      12/32        1/31         5/25         8/16
=======================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd
(C)
2003, All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.